As filed with the Securities and Exchange Commission on April 28, 2000.

                                                      Registration No. 333-90577

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 2
                                -----------------
                        SECURITY LIFE SEPARATE ACCOUNT L1
                              (Exact Name of Trust)



                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                               (Name of Depositor)
                                  1290 Broadway
                           Denver, Colorado 80203-5699
              (Address of Depositor's Principal Executive Offices)



                                                Copy to:
GARY W. WAGGONER, ESQ.                          KIMBERLY J. SMITH, ESQ.
Security Life of Denver Insurance Company       Sutherland Asbill & Brennan LLP
1290 Broadway                                   1275 Pennsylvania Avenue, NW
Denver, Colorado 80203-5699                     Washington, D.C. 20004-2415
                                                (202) 383-0314

(Name and Address of Agent for Service)


                          ----------------------------

It is proposed that this filing will become effective:

         ___    on ____________, 2000 pursuant to paragraph (a) of Rule 485
         ___    60 days after filing pursuant to paragraph (a) of Rule 485
         _x_    on May 1, 2000 pursuant to paragraph (b) of Rule 485
         ___    immediately upon filing pursuant to paragraph (b) of Rule 485
         ___    this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of securities being registered: Variable life insurance policies.

             SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 333-90577)
                              Cross-Reference Table





Form N-8B-2 Item No.          Caption in Prospectus


1, 2                          Cover; Security Life of Denver Insurance Company;
                              Security Life Separate Account L1

3                             Inapplicable

4                             Security Life of Denver Insurance Company

5, 6                          Security Life Separate Account L1

7                             Inapplicable

8                             Financial Statements

9                             Inapplicable

10(a), (b), (c), (d), (e)     Policy Summary; Policy Values, Determining the
                              Value in the Variable Division; Charges and
                              Deductions; Surrender; Partial Withdrawals;
                              Guaranteed Interest Division; Transfers of Account
                              Value; Right to Exchange Policy; Lapse;
                              Reinstatement; Premiums

10(f)                         Voting Privileges; Right to Change Operations

10(g), (h)                    Right to Change Operations

10(i) Tax Considerations; Detailed Information about the Policy; General Policy
                              Provisions; Guaranteed Interest Division

11, 12                        Security Life Separate Account L1

13                            Policy Summary; Charges and Deductions;
                              Group or Sponsored Arrangements, or Corporate Purchasers

Form N-8B-2 Item No.         Caption in Prospectus


14, 15 Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16                           Premiums; Allocation of Net Premiums; How We
                             Calculate Accumulation Unit Values

17                           Payment; Surrender; Partial Withdrawals

18                           Policy Summary; Tax Considerations; Detailed
                             Information about the Policy;
                             Security Life Separate Account L1

19                           Reports to Owners; Notification and
                             Claims Procedures; Performance Information
                             (Appendix B)

20                           See 10(g) & 10(a)

21                           Policy Loans

22 Policy Summary; Premiums; Grace Period; Security Life Separate Account L1; Detailed Information about the Policy

23                           Inapplicable

24                           Inapplicable

25                           Security Life of Denver Insurance Company

26                           Inapplicable

27, 28, 29, 30               Security Life of Denver Insurance Company

31, 32, 33, 34               Inapplicable

35                           Inapplicable

36                           Inapplicable

Form N-8B-2 Item No.         Caption in Prospectus


37                           Inapplicable

38, 39, 40, 41(a)            General Policy Provisions; Distribution of
                             the Policies; Security Life of Denver Insurance
                             Company

41(b), 41(c), 42, 43         Inapplicable

44                           Determining the Value in the Variable Division;
                             How We Calculate Accumulation Unit Values

45                           Inapplicable

46 Partial Withdrawals; Detailed Information about the Policy

47, 48, 49, 50               Inapplicable

51                           Detailed Information about the Policy

52                           Determining the Value in the Variable Division;
                             Right to Change Operations

53(a)                        Tax Considerations

53(b), 54, 55                Inapplicable

56, 57, 58                   Inapplicable

59                           Financial Statements

                                   Prospectus

                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
                               A FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1



Consider carefully the policy charges and deductions beginning on page 40 in this prospectus.



You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.


YOUR POLICY
    o    is a flexible premium variable universal life insurance policy;
    o    is issued by Security Life of Denver Insurance Company;
    o is designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship; and
    o is returnable by you during the free look period if you are not satisfied.

YOUR PREMIUM PAYMENTS
    o    are flexible, so the premium amount and frequency may vary;

    o are allocated to variable investment options and the guaranteed interest division, based on your instructions;
    o are invested in shares of the underlying investment portfolios under each variable investment option; and

    o can be invested in as many as eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
    o is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
    o has no guaranteed minimum value under the variable division. The value varies with the value of the underlying investment portfolio;
    o has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
    o    is subject to specified expenses and charges.

DEATH PROCEEDS
    o are paid if the policy is in force when the insured person dies; o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies;

    o    are calculated under your choice of options;
         *    Option 1- a fixed minimum death benefit;
         *    Option 2- a stated death benefit plus your account value;

         * Option 3- a stated death benefit plus the sum of the premiums we receive minus partial withdrawals; and
    o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.


NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED, OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.

                         DATE OF PROSPECTUS MAY 1, 2000

ISSUED BY:  Security Life of Denver    UNDERWRITTEN BY:   ING America Equities,
                Insurance Company                             Inc.
            ING Security Life Center                      1290 Broadway
            1290 Broadway                                 Denver, CO 80203-5699
            Denver, CO 80203-5699                         (303) 860-2000
            (800) 525-9852


THROUGH ITS:       Security Life Separate Account L1


ADMINISTERED BY:   Customer Service Center
                   P.O. Box 173888
                   Denver, CO 80217-3888
                   (800) 848-6362

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Corporate Benefits                     2

                                TABLE OF CONTENTS


POLICY SUMMARY.................................................................4
      Your Policy..............................................................4
      Free Look Period.........................................................4
      Premium Payments.........................................................4
      Charges and Deductions...................................................4
      Variable Division........................................................6
      Fees and Expenses of the Investment Portfolios...........................6
      Guaranteed Interest Division.............................................8
      Policy Values............................................................8
      Transfers of Account Value...............................................8
      Special Policy Features..................................................8
      Policy Modification, Termination and Continuation
           Features............................................................9
      Death Benefits...........................................................9
      Tax Considerations......................................................10


SECURITY LIFE, THE SEPARATE ACCOUNT

      AND THE INVESTMENT OPTIONS..............................................12
      Security Life of Denver Insurance Company...............................12
      Security Life Separate Account L1.......................................12
      Investment Portfolio Objectives.........................................13

OBJECTIVES....................................................................13
      Guaranteed Interest Division............................................18
      Maximum Number of Investment Options....................................18


DETAILED INFORMATION ABOUT THE

      POLICY..................................................................19
      Applying for a Policy...................................................19
      Temporary Insurance.....................................................19
      Policy Issuance.........................................................19
      Premiums................................................................20
      Premium Payments Affect Your Coverage...................................21
      Death Benefits..........................................................22
      Riders..................................................................26
      Special Features........................................................27
      Policy Values...........................................................28
      Transfers of Account Value..............................................29
      Dollar Cost Averaging...................................................30
      Automatic Rebalancing...................................................31
      Policy Loans............................................................31
      Partial Withdrawals.....................................................32
      Lapse...................................................................34
      Reinstatement...........................................................34
      Surrender...............................................................34
      General Policy Provisions...............................................35
           Free Look Period...................................................35
           Your Policy........................................................35
           Age  ..............................................................35
           Ownership..........................................................35
           Beneficiary(ies)...................................................36
           Collateral Assignment..............................................36
           Incontestability...................................................36
           Misstatements of Age or Gender.....................................36
           Suicide............................................................36
           Transaction Processing.............................................36
           Notification and Claims Procedures.................................37
           Telephone Privileges...............................................37
           Non-participation..................................................37
           Distribution of the Policies.......................................38
           Advertising Practices and Sales Literature
                 .............................................................38
           Settlement Provisions..............................................38
      Administrative Information About the Policy.............................39

CHARGES AND DEDUCTIONS........................................................41
      Deductions from Premiums................................................41
      Deferred Sales Charge...................................................41
      Monthly Deductions from Account Value...................................42
      Policy Transaction Fees.................................................43
      Other...................................................................44
      Group or Sponsored Arrangements, or Corporate
           Purchasers.........................................................44

TAX CONSIDERATIONS............................................................45
      Tax Status of the Policy................................................45
      Diversification Requirements............................................45
      Tax Treatment of Policy Death Benefits..................................46
      Modified Endowment Contracts............................................46
      Multiple Policies.......................................................46
      Distributions Other than Death Benefits from
           Modified Endowment Contracts.......................................46
      Distributions Other than Death Benefits from

           Policies That Are Not Modified Endowment

           Contracts..........................................................47
      Investment in the Policy................................................47
      Policy Loans............................................................47
      Section 1035 Exchanges..................................................47
      Tax-exempt Policy Owners................................................47
      Possible Tax Law Changes................................................47
      Changes to Comply with the Law..........................................47
      Other...................................................................48

ILLUSTRATIONS.................................................................49

ADDITIONAL INFORMATION........................................................55
      Directors and Officers..................................................55
      Regulation..............................................................56
      Legal Matters...........................................................56
      Legal Proceedings.......................................................56
      Experts.................................................................56
      Registration Statement..................................................56

INDEX OF SPECIAL TERMS........................................................57

FINANCIAL STATEMENTS..........................................................58

APPENDIX A...................................................................159

APPENDIX B...................................................................160



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Corporate Benefits                     3

POLICY SUMMARY*

YOUR POLICY


This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However, depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases. We generally require a minimum target death benefit of $50,000 per policy. We may reduce the minimum target death benefit if the average target death benefit at policy issuance for the group is at least $50,000. SEE POLICY ISSUANCE, PAGE 19.

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net account value. At the policy anniversary nearest the insured person's 100th birthday, if the insured person is still alive the policy may be surrendered or continued under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 27.

We designed Corporate Benefits Variable Universal Life primarily for use on a multi-life basis where the insured people share common employment or a business relationship. The policy may be owned individually or by a corporation, trust, association or similar entity.


Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD


Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium payments we have received or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 35.



PREMIUM PAYMENTS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:

    o    for us to issue your policy;
    o    sufficient to keep your policy in force; and
    o    as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay, it may not be enough to keep your policy or certain riders in force. SEE PREMIUMS, PAGE 20.


ALLOCATION OF NET PREMIUMS


This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE ALLOCATION OF NET PREMIUMS, PAGE 21.




--------
*This summary highlights some of the important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read the prospectus carefully. "We," "us," "our," and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form for use in that state. This prospectus provides a general description of the policy. Your actual policy and riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

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Corporate Benefits                     4

CHARGES AND DEDUCTIONS

INITIAL SALES CHARGE


We deduct a percentage of each premium to cover a portion of our expenses in selling your policy. This charge is 2% of premiums we receive in the first policy or segment year up to target premium. Thereafter, this charge is 0.5% of the premiums we receive. This charge is a guaranteed maximum. SEE DEDUCTIONS FROM PREMIUMS, PAGE 41.


Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums we receive in the first policy or segment year up to the target premium, and 1% of premiums we receive in the first policy or segment year in excess of target.

DEFERRED SALES CHARGE


In addition to the initial sales charge, we impose a deferred sales charge. The deferred sales charge is based on a percentage of the premiums that you pay during the first ten policy or segment years. It is deducted from the account value at the beginning of each policy year for seven years after a year in which a premium payment is made. A deferred sales charge is calculated for premiums paid for each policy segment. This charge is a guaranteed maximum. SEE DEFERRED SALES CHARGE, PAGE 41 AND CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 24.

All charges presented here are current unless stated otherwise.




Policy or Segment Year When                                                                 Deducted at Beginning of Policy
 Premium Payments are Made                Deferred Sales Charge (% of Premium) *                   or Segment Years
 -------------------------               --------------------------------------                    ----------------
                                        up to Target          in Excess of Target
                                          Premium                  Premium
             1                              2%                        1%                                  2 - 8
             2                             1.75%                     N/A                                  3 - 9
             3                             1.75%                     N/A                                 4 - 10
             4                             1.75%                     N/A                                 5 - 11
             5                              0.5%                     N/A                                 6 - 12
             6                              0.5%                     N/A                                 7 - 13
             7                              0.5%                     N/A                                 8 - 14
             8                              0.5%                     N/A                                 9 - 15
             9                              0.5%                     N/A                                10 - 16
             10                             0.5%                     N/A                                11 - 17


* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

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Corporate Benefits                     5

                                     CHARGES

        Other Than Investment Portfolio Annual Expenses and Sales Charge
                      (SEE CHARGES AND DEDUCTIONS, PAGE 40)




CHARGE                                 WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED

Tax Charges                            Each premium payment received        2.5% for state and local taxes; 1.5%
                                                                            for estimated federal income tax
                                                                            treatment of deferred acquisition
                                                                            costs.

Mortality & Expense Risk Charge        Monthly from account value           Percentage of account value in
                                                                            variable division.
                                                                            0.01667% monthly
                                                                            (0.20% annually)

Policy Charge                          Monthly from account value           $15 per month for first ten policy
                                                                            years and $9 per month thereafter.

Monthly Administrative Charge          Monthly from account value           $12 per month for the first policy
                                                                            year then $6 per month for each policy
                                                                            year thereafter.

Cost of Insurance Charge               Monthly from account value           Varies based on current cost of
                                                                            insurance rates and net amount at risk.

Partial Withdrawal Fee                 Transaction date from account value  Up to $25.

Transfer Fee                           Transaction date from account value  Twelve free transfers per policy year, then $10 per transfer.

Illustration Fee                       Transaction date from account value  One free illustration per policy year, then a $25 fee may apply.

Premium Allocation Change              Transaction date from account value  Twelve free premium allocation changes per policy year, then $25 per change.

Continuation of Coverage               Policy anniversary nearest insured   One-time $200 administrative fee.
                                       person's 100th birthday from
                                       account value




VARIABLE DIVISION


If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.



FEES AND EXPENSES OF THE INVESTMENT
PORTFOLIOS


The separate account purchases shares of the underlying investment portfolios, at net asset value. This price reflects investment management fees and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.


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Corporate Benefits                     6

INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)



                                                                                            Fees and
                                                   Investment                   Total       Expenses    Total Net
                                                   Management      Other      Portfolio    Waived or    Portfolio
                   Portfolio                          Fees        Expenses     Expenses    Reimbursed   Expenses
                   ---------                          ----        --------     --------    ----------   --------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Capital Appreciation Fund                    0.62%         0.11%       0.73%          NA         0.73%
AIM V.I. Government Securities Fund                   0.50%         0.40%/1/    0.90%          NA         0.90%
THE ALGER AMERICAN FUND
Alger American Growth Portfolio                       0.75%         0.04%       0.79%          NA         0.79%
Alger American MidCap Growth Portfolio                0.80%         0.05%       0.85%          NA         0.85%
Alger American Small Capitalization Portfolio         0.85%         0.05%       0.90%          NA         0.90%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                  0.58%         0.08%       0.66%          NA         0.66%/2/
VIP Overseas Portfolio                                0.73%         0.18%       0.91%          NA         0.91%/2/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Index 500 Portfolio                            0.24%         0.10%       0.34%        0.06%        0.28%
GCG TRUST/3/
Equity Income Portfolio                               0.96%         0.00%       0.96%          NA         0.96%
Growth Portfolio                                      1.04%         0.00%       1.04%          NA         1.04%
Hard Assets Portfolio                                 0.96%         0.00%       0.96%          NA         0.96%
Limited Maturity Bond Portfolio                       0.56%         0.01%       0.57%          NA         0.57%
Liquid Asset Portfolio                                0.56%         0.00%       0.56%          NA         0.56%
Mid-Cap Growth Portfolio                              0.91%         0.00%       0.91%          NA         0.91%
Research Portfolio                                    0.91%         0.00%       0.91%          NA         0.91%
Total Return Portfolio                                0.91%         0.00%       0.91%          NA         0.91%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund/4/                     0.75%         0.44%       1.19%        0.02%        1.17%
INVESCO VIF-High Yield Fund/5/                        0.60%         0.48%       1.08%        0.01%        1.07%
INVESCO VIF-Small Company Growth Fund/6/              0.75%         3.35%       4.10%        2.39%        1.71%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Partners Portfolio                                    0.80%         0.07%       0.87%          NA         0.87%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                                   1.00%         0.22%       1.22%          NA         1.22%
Worldwide Emerging Markets Fund                       1.00%         0.54%       1.54%        0.20%/7/     1.34%
Worldwide Real Estate Fund                            1.00%         2.23%       3.23%        1.79%/8/     1.44%

-----------------------------







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Corporate Benefits                     7

/1/ Included in AIM V.I. Government Securities Fund's "Other Expenses" is 0.10% of interest expense.

/2/ Fidelity absorbed a portion of the portfolio and custodian expenses for some portfolios with part of the brokerage commissions and un-invested cash balances. After this absorption, "Total Portfolio Expenses" are 0.65% for Growth portfolio and 0.87% for Overseas portfolio.

/3/ The GCG Trust pays Directed Services, Inc. ("DSI") for its services a monthly management fee based on the annual rates of the average daily net assets of the investment portfolios. DSI (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios.

/4/ INVESCO absorbed a portion of VIF-Equity Income Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17% respectively.

/5/ INVESCO absorbed a portion of VIF-High Yield Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.47% and 1.07% respectively.

/6/ INVESCO absorbed a portion of VIF-Small Company Growth Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.95% and 1.70%, respectively.

/7/ Van Eck Associates Corporation absorbed expenses exceeding 1.30% of the Fund's average daily assets, effective May 13, 1999.

/8/ Van Eck Associates Corporation absorbed certain expenses exceeding 1.50%. The fund's expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the fund directs certain portfolio trades to a broker that, in turn, pays a potion of the fund's expenses.



GUARANTEED INTEREST DIVISION


The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 18.



POLICY VALUES


Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 8 AND PARTIAL WITHDRAWALS, PAGE 32.


YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION


Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 28.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 28 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 29.



TRANSFERS OF ACCOUNT VALUE


With some limitations, you may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $10 for each transfer over twelve in a policy year. There are restrictions on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29 AND POLICY TRANSACTION FEES, PAGE 43.



SPECIAL POLICY FEATURES


DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate one investment option from which we will deduct all of your monthly deductions and your deferred sales charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 27.


RIDERS


You may attach additional benefits to your policy with the adjustable term insurance rider. SEE RIDERS, PAGE 26.



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Corporate Benefits                     8

DOLLAR COST AVERAGING


Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 30.


AUTOMATIC REBALANCING


Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 31.


LOANS


You may take loans against your policy's net account value. We charge an annual loan interest rate of 3.25%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. SEE POLICY LOANS, PAGE 31.

Loans may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 45.


PARTIAL WITHDRAWALS


You may withdraw part of your net account value any time after your first policy anniversary. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 32.

Partial withdrawals may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 45.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY


For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless law requires differently. There is no charge for this exchange. SEE RIGHT TO EXCHANGE POLICY, PAGE 27.


SURRENDER

You may surrender your policy for its net cash surrender value at any time before the death of the insured person. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 34.


LAPSE


In general, insurance coverage continues as long as your net account value is enough to pay the monthly deductions. SEE LAPSE, PAGE 34.


REINSTATEMENT

You may reinstate your policy and the adjustable term insurance rider within five years of its lapse if you still own the policy and the insured person is still living and meets our underwriting requirements.

You will need to give proof of insurability. You will also need to pay required reinstatement premiums.


If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 34.


POLICY MATURITY


If the insured person is still living on the maturity date or the policy anniversary nearest the insured person's 100th birthday and you do not choose to let the continuation of coverage feature become, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 27.


CONTINUATION OF COVERAGE


At the policy anniversary nearest the insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. If you do so, we will deduct a one-time administrative fee of $200 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 27.



DEATH BENEFITS


After the death of the insured person, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.





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Corporate Benefits                     9

There is no minimum stated death benefit to issue a policy. We generally require a minimum target death benefit of $50,000 to issue your policy. SEE APPLYING FOR A POLICY, PAGE 19 AND DEATH BENEFITS, PAGE 22.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 25.



TAX CONSIDERATIONS


Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 45.


Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
    o    partial withdrawals;
    o    surrender; or
    o    lapse.


In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 46.


In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.


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Corporate Benefits                    10

                              How the Policy Works


YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are held in our general account           held in our separate account     -->    investment portfolios   ------> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
o  persistency refund       Refunds   |
                         ------------>|                       Monthly Deductions   o  policy charge
                                      |                    --------------------->  o  cost of insurance
                                      |                   |                           charge
                                      |                   |                        o  monthly administrative
                                      \/                  |                           charge
                               ACCUMULATED VALUE          |                        o  rider charges
                               The total value of your  --|
                               policy                     |
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  continuation of
                                                                                      coverage administrative fee



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Corporate Benefits                    11

SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY


Security Life of Denver Insurance Company (Security Life) is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1999, the company and its consolidated subsidiaries had over $184.2 billion of life insurance in force. As of December 31, 1999 our total assets were over $11.3 billion and our shareholder's equity was over $899 million.


We have a complete line of life insurance products, including:
    o    annuities;
    o    individual life;
    o    group life;
    o    pension products; and
    o    market life reinsurance.


Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $495.0 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.


The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the separate account) on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES


Law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.


The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors.

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Corporate Benefits                    12

They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than the GCG Trust, is not associated with us.

Currently, some variable investment options invest in a portfolio of the GCG Trust. Directed Services, Inc. ("DSI") serves as the manager to each portfolio of the GCG Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each portfolio of the GCG Trust.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.




Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers, including our affiliates, may pay us more than others.


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Corporate Benefits                    13

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                                     MANAGER/ SUB-ADVISER           STRATEGY


AIM V.I. Capital Appreciation Fund   Investment Company:            Seeks growth of capital through investment in
                                     AIM Variable Insurance Funds   common stocks.
                                     Investment Adviser:
                                     A I M Advisors, Inc.

AIM V.I. Government Securities Fund  Investment Company:            Seeks to achieve high current income
                                     AIM Variable Insurance Funds   consistent with reasonable concern for safety
                                     Investment Adviser:            of principal.
                                     A I M Advisors, Inc.

Alger American Growth Portfolio      Investment Company:            Seeks long-term capital appreciation by
                                     The Alger American Fund        focusing on growing companies that generally
                                     Investment Adviser:            have broad product lines, markets, financial
                                     Fred Alger Management, Inc.    resources and depth of management.  Under
                                                                    normal circumstances, the portfolio invests
                                                                    primarily in the equity securities of large
                                                                    companies.  The portfolio considers a large
                                                                    company to have a market capitalization of $1
                                                                    billion or greater.

Alger American MidCap Growth         Investment Company:            Seeks long-term capital appreciation by
Portfolio                            The Alger American Fund        focusing on midsize companies with promising
                                     Investment Adviser:            growth potential.  Under normal circumstances,
                                     Fred Alger Management, Inc.    the portfolio invests primarily in the equity
                                                                    securities of companies having a market
                                                                    capitalization within the range of companies
                                                                    in the S&P MidCap 400 Index.

Alger American Small                 Investment Company:            Seeks long-term capital appreciation by
Capitalization Portfolio             The Alger American Fund        focusing on small, fast-growing companies that
                                     Investment Adviser:            offer innovative products, services or
                                     Fred Alger Management, Inc.    technologies to a rapidly expanding
                                                                    marketplace.  Under normal circumstances, the
                                                                    portfolio invests primarily in the equity
                                                                    securities of small capitalization companies.
                                                                    A small capitalization company is one that has
                                                                    a market capitalization within the range of
                                                                    the Russell 2000 Growth Index or the S&P
                                                                    SmallCap 600 Index.

VIP Growth Portfolio                 Investment Company: Fidelity   Seeks capital appreciation by investing in
                                     Variable Insurance Products    common stocks of companies that it believes
                                     Fund                           have above-average growth potential, either
                                     Investment Manager:            domestic or foreign issuers.
                                     Fidelity Management &
                                     Research Company


VIP Overseas Portfolio               Investment Company: Fidelity   Seeks long-term growth of capital by investing
                                     Variable Insurance Products    at least 65% of total assets in foreign
                                     Fund                           securities.
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company




--------------------------------------------------------------------------------
Corporate Benefits                    14

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                                     MANAGER/ SUB-ADVISER           STRATEGY


VIP II Index 500 Portfolio           Investment Company: Fidelity   Seeks investment results that correspond to
                                     Variable Insurance Products    the total return of common stocks publicly
                                     Fund II                        traded in the United States as represented by
                                     Investment Manager:            the S&P/R/ 500.
                                     Fidelity Management &
                                     Research Company
                                     Sub-Adviser:
                                     Bankers Trust Company

Equity Income Portfolio              Investment Company:            Seeks substantial dividend income as well as
                                     GCG Trust                      long-term growth of capital.  Invests
                                     Investment Manager:            primarily in common stocks of well established
                                     Directed Services, Inc.        companies paying above-average dividends.
                                     Portfolio Manager:
                                     T. Rowe Price Associates,
                                     Inc.

Growth Portfolio                     Investment Company:            Seeks capital appreciation.  Invests primarily
                                     GCG Trust                      in common stocks of growth companies that have
                                     Investment Manager:            favorable relationships between price/earnings
                                     Directed Services, Inc.        ratios and growth rates in sectors offering
                                     Portfolio Manager:             the potential for above-average returns.
                                     Janus Capital Corporation

Hard Assets Portfolio                Investment Company:            Seeks long-term capital appreciation.  Invests
                                     GCG Trust                      primarily in hard asset securities.  Hard
                                     Investment Manager:            asset companies produce a commodity.
                                     Directed Services, Inc.
                                     Portfolio Manager:
                                     Baring International
                                     Investment Limited
                                     (an affiliate)

Limited Maturity Bond Portfolio      Investment Company:            Seeks highest current income consistent with
                                     GCG Trust                      low risk to principal and liquidity.  Also
                                     Investment Manager:            seeks to enhance its total return through
                                     Directed Services, Inc.        capital appreciation when market factors, such
                                     Portfolio Manager:             as falling interest rates and rising bond
                                     ING Investment Management,     prices, indicate that capital appreciation may
                                     LLC                            be available without significant risk to
                                     (an affiliate)                 principal.  Invests primarily in diversified
                                                                    limited maturity debt securities with average
                                                                    maturity dates of five years or shorter and
                                                                    generally no more than seven years.





--------------------------------------------------------------------------------
Corporate Benefits                    15

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                                     MANAGER/ SUB-ADVISER           STRATEGY


Liquid Asset Portfolio               Investment Company:            Seeks high level of current income consistent
                                     GCG Trust                      with the preservation of capital and
                                     Investment Manager:            liquidity.  An investment in the Fund is not
                                     Directed Services, Inc.        insured or guaranteed by the Federal Deposit
                                     Portfolio Manager:             Insurance Corporation or any other government
                                     ING Investment Management,     agency.  Although the Fund seeks to preserve
                                     LLC                            the value of your investment at $1.00 per
                                     (an affiliate)                 share, it is possible to lose money by
                                                                    investing in the Fund.

Mid-Cap Growth Portfolio             Investment Company:            Seeks long-term growth of capital.  Invests
                                     GCG Trust                      primarily in equity securities of companies
                                     Investment Manager:            with medium market capitalization which the
                                     Directed Services, Inc.        portfolio manager believes have above-average
                                     Portfolio Manager:             growth potential.
                                     Massachusetts Financial
                                     Services Company

Research Portfolio                   Investment Company:            Seeks long-term growth of capital and future
                                     GCG Trust                      income.  Invests 80% in common stocks or
                                     Investment Manager:            securities convertible into common stocks of
                                     Directed Services, Inc.        companies believed to have better than average
                                     Portfolio Manager:             prospects for long-term growth., expected earnings
                                     Massachusetts Financial        or cash flow.
                                     Services Company

Total Return Portfolio               Investment Company:            Seeks above-average income (compared to a
                                     GCG Trust                      portfolio entirely invested in equity
                                     Investment Manager:            securities) consistent with the prudent
                                     Directed Services, Inc.        employment of capital. Invests primarily in a
                                     Portfolio Manager:             combination of equity and fixed income
                                     Massachusetts Financial        securities.
                                     Services Company

VIF-Equity Income Fund               Investment Company: INVESCO    Seeks high current income, with growth of
                                     Variable Investment Funds,     capital as a secondary objective by investing
                                     Inc.                           at least 65% of its assets in dividend-paying
                                     Investment Adviser:            common and preferred stocks.  The rest of the
                                     INVESCO Funds Group, Inc.      fund's assets are invested in debt securities,
                                     Sub-Adviser:                   and lower-grade debt securities.
                                     INVESCO Capital Management,
                                     Inc.




--------------------------------------------------------------------------------
Corporate Benefits                    16

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                                     MANAGER/ SUB-ADVISER           STRATEGY


VIF-High Yield Fund                  Investment Company: INVESCO    Seeks to provide a high level of current
                                     Variable Investment Funds,     income by investing substantially all of its
                                     Inc.                           assets in lower-rated debt securities and
                                     Investment Adviser:            preferred stock, including securities issued
                                     INVESCO Funds Group, Inc.      by foreign companies.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.

VIF-Small Company Growth Fund        Investment Company: INVESCO    Seeks long-term capital growth by investing at
                                     Variable Investment Funds,     least 65% of its assets in equity securities
                                     Inc.                           of companies with market capitalizations of $2
                                     Investment Adviser:            billion or less.  The remainder of the fund's
                                     INVESCO Funds Group, Inc.      assets can be invested in a wide range of
                                     Sub-Adviser:                   securities that may or may not be issued by
                                     INVESCO Capital Management,    small companies.
                                     Inc.

Partners Portfolio                   Investment Company:            Seeks growth of capital by investing mainly in
                                     Neuberger Berman Advisers      common stocks of mid- to large-capitalization
                                     Management Trust               companies.
                                     Investment Adviser:
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC

Worldwide Bond Fund                  Investment Company:            Seeks high total return--income plus capital
                                     Van Eck Worldwide Insurance    appreciation--by investing globally, primarily
                                     Trust                          in a variety of debt securities.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation

Worldwide Emerging Markets Fund      Investment Company:            Seeks long-term capital appreciation by
                                     Van Eck Worldwide Insurance    investing in equity securities in emerging
                                     Trust                          markets around the world.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation





--------------------------------------------------------------------------------
Corporate Benefits                    17

                         INVESTMENT PORTFOLIO OBJECTIVES


VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT
                                     MANAGER/ SUB-ADVISER           STRATEGY


Worldwide Real Estate Fund           Investment Company:            Seeks high total return by investing in equity
                                     Van Eck Worldwide Insurance    securities of companies that own significant
                                     Trust                          real estate or that principally do business in
                                     Investment Adviser and         real estate.
                                     Manager:
                                     Van Eck Associates
                                     Corporation





GUARANTEED INTEREST DIVISION

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.


MAXIMUM NUMBER OF INVESTMENT OPTIONS


There are three divisions: the variable division, the guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. SEE SECURITY LIFE SEPARATE ACCOUNT L1, PAGE 12 AND INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.


You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.


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Corporate Benefits                    18

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Corporate Benefits variable universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.


The illustrations beginning on page 51 show how the policies work..



APPLYING FOR A POLICY


You purchase this variable universal life policy by submitting an application to us. On the policy date, the insured person must be no less than 15 years of age and no more than age 85. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. SEE AGE, PAGE 35.


You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases.

We generally require a minimum target death benefit of $50,000 to issue your policy. We may reduce the minimum target death benefit so long as the average target death benefit at policy issuance for the group or sponsored arrangement is at least $50,000. There is no minimum required stated death benefit. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

    1. you have completed and signed our binding limited life insurance coverage form;

    2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

    3.   part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:
    o    the date we return your premium payments;
    o five days after we mail notice of termination to the address on your application;
    o    the date your policy coverage starts;
    o    the date we refuse to issue a policy based on your application; or
    o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:
    o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
    o there is a material misrepresentation in statements on your application;

    o the person intended to be the insured person dies by suicide or self-inflicted injury; or

    o    the bank does not honor your premium check.

POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.





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Corporate Benefits                    19

The policy date shown on your policy schedule determines:
    o    monthly processing dates;
    o    policy months;
    o    policy years; and
    o    policy anniversaries.


The policy date is not affected by when you receive the policy. We charge monthly deductions from the policy date unless specified otherwise in your contract.


The policy date is determined one of three ways:

    1.   the date you designate on your application, subject to our approval;


    2. the back-date of the policy to save age, subject to our approval and law; or


    3.   if there is no designated date or back-date, the policy date is:
         o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
         o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE


We apply a test to make sure that your policy meets the federal income tax definition of life insurance. The cash value accumulation test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 45.



PREMIUMS


You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the insured person or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 27.

We consider any payment we receive to be a premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.


SCHEDULED PREMIUMS


Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.


You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:

    1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

    2. We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

    3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.



--------------------------------------------------------------------------------
Corporate Benefits                    20

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 46 AND CHANGES TO COMPLY WITH THE LAW, PAGE 47.


If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

TARGET PREMIUM


Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured person. The target premium is used in determining your initial sales charge, deferred sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments are listed in the policy schedule we provide to you. SEE PREMIUMS, PAGE 20.


INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS


The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. Your initial premium is the premium we must receive before coverage can begin. It must be at least equal to the sum of the scheduled premiums which are due from your policy date through your investment date.


The investment date is the first date we apply the net premium we have received to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.


We apply the initial net premium to your policy after:
    a)   we receive the required amount of premium;
    b) all issue requirements have been received by our customer service center; and
    c)   we have approved your policy for issue.


Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the GCG Trust Liquid Asset Portfolio. We later transfer these amounts from the Liquid Asset Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:


    o five days after we mailed your policy plus your state free look period has ended; or
    o we have received your delivery receipt plus your state free look period has ended.


If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.


We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.

You may make twelve free premium allocation changes per year, after which a $10 transaction fee applies. If you change your designated deduction investment option from which monthly deductions are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 27 AND POLICY TRANSACTION FEES, PAGE 43.



PREMIUM PAYMENTS AFFECT YOUR COVERAGE


Your coverage lasts only as long as your net account value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 34 AND GRACE PERIOD, PAGE 34.




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Corporate Benefits                    21

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.


If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 46.



DEATH BENEFITS

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy.


Generally we require a minimum group first year premium of at least $250,000. However, depending on underwriting circumstances, we may reduce the minimum group first year premium in some cases.

There is no minimum stated death benefit to issue a policy. We generally require a minimum target death benefit of $50,000 to issue your policy. Our underwriting and reinsurance procedures may limit the maximum death benefit. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 24.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce the distribution allowance, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 26.




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Corporate Benefits                    22

                              DEATH BENEFIT SUMMARY


THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.


                                     OPTION 1                                OPTION 2                               OPTION 3

STATED DEATH           The amount of policy death             The amount of policy death            The amount of policy death
BENEFIT                benefit at issue, not including        benefit at issue, not including       benefit at issue, not including

                       rider coverage.  This amount           rider coverage.  This amount          rider coverage.  This amount
                       stays level throughout the life        stays level throughout the life       stays level throughout the life
                       of the policy.                         of the policy.                        of the policy.

BASE DEATH             The greater of the stated death        The greater of the stated death       The greater of the stated death
BENEFIT                benefit or the account value           benefit plus the account value,       benefit plus the sum of all
                       multiplied by the appropriate          or the account value multiplied       premiums we receive minus
                       factor from the definition of          by the appropriate factor from        partial withdrawals you have
                       life insurance factors.                the definition of life insurance      taken, or the account value
                                                              factors.                              multiplied by the appropriate
                                                                                                    factor from the definition of
                                                                                                    life insurance factors.
TARGET DEATH           Stated death benefit plus              Stated death benefit plus             Stated death benefit plus
BENEFIT                adjustable term insurance rider        adjustable term insurance rider       adjustable term insurance rider

                       benefit.  This amount remains          benefit.  This amount remains         benefit.  This amount remains
                       level throughout the life of the       level throughout the life of the      level throughout the life of
                       policy.                                policy.                               the policy.
TOTAL DEATH            The greater of the target death        The greater of the target death       The greater of the target death
BENEFIT                benefit or the base death              benefit plus the account value        benefit plus the sum of all

                       benefit.                               or the base death benefit.            premiums we receive minus
                                                                                                    partial withdrawals you have
                                                                                                    taken or the base death benefit.

ADJUSTABLE             The adjustable term insurance          The adjustable term insurance         The adjustable term
TERM                   rider benefit is the total death       rider benefit is the total death      insurance rider benefit is the
INSURANCE              benefit minus base death               benefit minus the base death          total death benefit minus the
RIDER BENEFIT          benefit, but it will not be less       benefit, but it will not be less      base death benefit, but it will
                       than zero.  If the account value       than zero.  If the account value      not be less than zero.  If the
                       multiplied by the death benefit        multiplied by the death benefit       account value multiplied by the
                       corridor factor is greater than        corridor factor is greater than       account value corridor factor
                       the stated death benefit, the          the stated death benefit plus         is greater than the stated
                       adjustable term insurance              the account value, the                death benefit plus the sum of
                       benefit will be decreased.  It         adjustable term insurance rider       all premiums we receive minus
                       will be decreased so that the          benefit will be decreased.  It        partialwithdrawals you have
                       sum of the base death benefit          will be decreased so that the         taken, the adjustable term
                       and the adjustable term                sum of the base death benefit         insurance rider benefit will be
                       insurance rider benefit is not         and the adjustable term               decreased.  It will be
                       greater than the target death          insurance rider benefit is not        decreased so that the sum of
                       benefit.  If the base death            greater than the target death         the base death benefit and the
                       benefit becomes greater than           benefit plus the account value.       adjustable term insurance rider
                       the target death benefit, then         If the base death benefit             benefit is not greater than the
                       the adjustable term insurance          becomes greater than the target       target death benefit plus the
                       rider benefit is zero.                 death benefit plus the account        sum of all premiums we receive
                                                              value, then the adjustable term       minus partial withdrawals you
                                                              insurance rider benefit is zero.      have taken.  If the base death
                                                                                                    benefit becomes greater than
                                                                                                    the target death benefit plus
                                                                                                    the sum of all premiums we
                                                                                                    receive minus partial
                                                                                                    withdrawals you have taken,
                                                                                                    then the adjustable term
                                                                                                    insurance rider benefit is
                                                                                                    zero.


BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
    o    your choice of death benefit option;
    o    increases or decreases in the stated death benefit; or
    o    a change in your death benefit option.


Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
    o    the insured person's age;
    o    the insured person's gender.
    o the cash value accumulation test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 159.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the death of the insured person. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:

    o    your base death benefit; plus
    o    rider benefits; minus
    o    your outstanding policy loan with accrued loan interest; minus

    o outstanding policy charges incurred before the death of the insured person.

There could be outstanding policy charges if the insured person dies while your policy is in the grace period.


DEATH BENEFIT OPTIONS


You have a choice of three death benefit options: option 1, option 2 or option 3 (described below). You may choose death benefit option 3 only prior to the issue of your policy. Your choice may result in your base death benefit being greater than your stated death benefit.


If you choose death benefit option 1, your base death benefit is the greater of:


    1. your stated death benefit on the date of the death of the insured person; or

    2. your account value on the date of the death of the insured person multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

If you choose death benefit option 2, your base death benefit is the greater of:


    1. your stated death benefit plus your account value on the date of the death of the insured person; or

    2. your account value on the date of the death of the insured person multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.


Under option 2, investment performance is reflected in your insurance coverage.


Under death benefit option 3, the base death benefit is the greater of:


    1. your stated death benefit plus the sum of all premiums we have received minus partial withdrawals you have taken under your policy; or

    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.


Under option 3, the base death benefit generally will increase as we receive premiums and decrease if you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you select option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 27.



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Corporate Benefits                    23

CHANGES IN DEATH BENEFIT OPTIONS


You may request a change in your death benefit option at any time on or after your first monthly processing date and before the continuation of coverage period begins. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

Your death benefit option change is effective on your next monthly processing date after we approve it , so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, your death benefit option change will be effective on your second following monthly processing date.


After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target death benefit below the minimum we require to issue your policy.


You may change from death benefit option 1 to option 2, from option 2 to option 1, or from option 3 to option 1. You may not change from death benefit option 1 or 2 to option 3, or from option 3 to option 2. For you to change from death benefit option 1 to option 2, we may require proof that the insured person is insurable under our normal rules of underwriting.


On the effective date of your option change, your stated death benefit changes as follows:


Change         Change        Stated Death Benefit
 From              To         Following Change:
 ----              --         ----------------
Option 1       Option 2      your stated death benefit
                             before the change minus
                             your account value as of the
                             effective date of the change.

Option 2       Option 1      your stated death benefit
                             before the change plus your
                             account value as of the
                             effective date of the change.

Option 3       Option 1      your stated death benefit
                             before the change plus the
                             sum of the premiums we
                             have received, minus partial
                             withdrawals you have taken
                             as of the effective date of the
                             change.


We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change to the amount of coverage under your adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 42.


If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment.


Changing your death benefit option may have tax consequences. You should consult a tax adviser before making a change.


CHANGES IN DEATH BENEFIT AMOUNTS


Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The change is effective as of the next monthly processing date after we approve your request. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new schedule page. Keep it with your policy. Or we may ask you to send your policy to us so that we can make the change for you.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 45.

You may request a decrease in the stated death benefit only after your first policy anniversary.



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Corporate Benefits                    24

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

There may be tax consequences as a result of a change in your death benefit amount. Consult your tax adviser before making a change. SEE TAX STATUS OF THE POLICY, PAGE 45 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 46.

Requested reductions in the death benefit amount will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit on or after your first monthly processing date and before the policy anniversary when the insured person turns age 85.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change. You may change the target death benefit once in a policy year.


The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once we create a new segment, it is permanent unless law requires differently. The segment year runs from the segment effective date to its anniversary.

Each new segment may have:
    o    a new initial sales charge;
    o    a new deferred sales charge;

    o    new cost of insurance charges, guaranteed and current;

    o    a new incontestability period;
    o    a new suicide exclusion period; and
    o    a new target premium.


We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. For each coverage segment, your schedule shows your target premium which is used to determine your initial sales charge and deferred sales charge.


RIDERS


ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.


You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). SEE DEATH BENEFITS, PAGE 22.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefit depends on which death benefit option is in effect:


    OPTION 1: If option 1 is in effect, the total death benefit is the greater of:

              a.   the target death benefit; or
              b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

    OPTION 2: If option 2 is in effect, the total death benefit is the greater of:

              a.   the target death benefit plus the account value; or
              b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.



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Corporate Benefits                    25

    OPTION 3: If option 3 is in effect, the total death benefit is the greater of:

              a. the target death benefit plus the sum of the premiums we have received minus partial withdrawals you have taken; or
              b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.


For example, under option 1, assume your base death benefit changes as a result of changes in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:



                                       Adjustable Term
   Base Death      Target Death      Insurance Rider Amount
    Benefit          Benefit

    $201,500         $250,000                $48,500
     202,500          250,000                 47,500
     202,250          250,000                 47,750


It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance coverage would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 25.


We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.


Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 32 AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 24.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and premium class of the insured person as well as the length of time since your policy date. The monthly guaranteed maximum cost of insurance rates for this rider will be in your policy. SEE COST OF INSURANCE CHARGE, PAGE 42.

The only charge for this coverage is the cost of insurance charge. The total charges that you pay may be less if you have greater coverage under an adjustable term insurance rider rather than base death benefit.


If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium class even though new evidence of insurability is required for the increased schedule.


Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.



SPECIAL FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges and your deferred sales charge. You may make this designation at any time. You may not use the loan division as your designated deduction option.


If you do not choose a designated deduction investment option, or if the amount in your designated deduction investment option is not enough to cover the deductions and charges, the charges will be taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.


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Corporate Benefits                    26

If you change your designated deduction investment option, we consider it a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 43.


RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable investment options after you exercise this right.


We will not charge you for this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 18.


POLICY MATURITY


You may surrender your policy at any time. At the policy anniversary nearest the insured person's 100th birthday if you do not choose to let the continuation of coverage feature become effective, the policy matures. You may then surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.


CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue in force beyond policy maturity. If on the policy anniversary nearest the insured person's 100th birthday you choose to allow the continuation of coverage feature to become effective, we:
    o convert death benefit option 2 or 3 to death benefit option 1, if applicable;
    o    terminate all riders;
    o    deduct a one-time $200 administrative fee to cover future expenses;
    o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
    o    terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:

    o    we accept no more premium payments;
    o    we deduct no further charges;
    o    your monthly deductions cease; and
    o you may not make transfers into the variable division. SEE CONTINUATION OF COVERAGE ADMINISTRATIVE FEE, PAGE 43.


During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.


If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. All normal consequences of surrender apply. SEE SURRENDER, PAGE 34.


The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:
    o    net premiums applied;
    o    charges deducted;
    o    partial withdrawals taken;
    o    investment performance of the variable investment options;
    o    interest earned on the guaranteed interest division; and
    o    interest earned on the loan division.



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Corporate Benefits                    27

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any. Your cash surrender value is the same as your net account value.


DETERMINING THE VALUE IN THE VARIABLE DIVISION


The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.


SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 29.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:
    o when amounts are transferred from a variable investment option (including transfers to the loan division);

    o    for your policy's monthly deductions from your account value;
    o    for policy transaction charges;
    o    when you take a partial withdrawal;
    o    when you surrender your policy; and
    o    to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by:

    1.   dividing the dollar amount of your transaction by:

    2. the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.


A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Each valuation date ends at 4 p.m. Eastern Time. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, labor Day, Thanksgiving Day, the day after Thanksgiving; Christmas Day and the day before or after Christmas.


The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that first date, the accumulation unit value on any valuation date is:

    1. the accumulation unit value for the preceding valuation date multiplied by

    2. the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.



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Corporate Benefits                    28

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

    1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.

    2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.

    3. We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.


TRANSFERS OF ACCOUNT VALUE


You may make twelve free transfers among the variable investment options or the guaranteed interest division in each policy year, with a $10 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 43 AND CONTINUATION OF COVERAGE, PAGE 27.


You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
    o    increased trading and transaction costs;
    o    forced and unplanned portfolio turnover;
    o    lost opportunity costs; and
    o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.


Transfers from the guaranteed interest division in each policy year are limited to the largest of:

    o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
    o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
    o    $100.


DOLLAR COST AVERAGING

If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolios are the GCG Trust Liquid Asset Portfolio or the GCG Trust Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.



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Corporate Benefits                    29

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.


CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 37.


TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.


Dollar cost averaging will terminate on the date:


    1.   you specify; or

    2. your balance in the source investment portfolio reaches a dollar amount you set; or

    3. the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.



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You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.


The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.


You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.

CHANGING AUTOMATIC REBALANCING


You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29.


TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.


POLICY LOANS

The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.


You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:


    1.   the total amount you borrow from your policy; plus

    2.   policy loan interest that is capitalized when due; minus

    3.   policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by law, is your net account value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.


Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 37.


When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.


Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.25%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan balance.


When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.



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LOAN REPAYMENT

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.


When you make a loan repayment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.


EFFECTS OF A POLICY LOAN ON YOUR POLICY

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.


Failure to repay your loan may affect the length of time your policy remains in force. If you do not make loan payments your policy could lapse. POLICY LOANS MAY CAUSE YOUR POLICY TO LAPSE IF YOUR NET ACCOUNT VALUE IS NOT ENOUGH TO PAY YOUR MONTHLY DEDUCTIONS. SEE LAPSE, PAGE 34.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 47.


If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.


PARTIAL WITHDRAWALS


You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 37.


You may take only one partial withdrawal per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net account value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.


When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. SEE CHARGES AND DEDUCTIONS, PAGE 40.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 47.


PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1


If you selected death benefit option 1, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.




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Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit. SEE STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS, PAGE 33.


PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3

If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we have received minus the total of your partial withdrawals, then your stated death benefit will not be reduced. However because your account value is reduced, your total death benefit will be reduced.

If your partial withdrawal is more than the amount of premiums we have received minus the total of your prior partial withdrawals, a two step process is used:


    1. Your withdrawal of the amount that makes premiums received minus all partial withdrawals equal to zero is taken; then


    2. The excess withdrawal amount you requested will reduce your stated death benefit if:
         o the excess amount is greater than 10% of your account value after step "1" above; or
         o    the excess amount is greater than 5% of your stated death benefit.


STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS


Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
    o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and

    o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 45.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 44.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 47.



LAPSE

Your insurance coverage continues as long as your net account value is enough to pay your deductions each month.


If the continuation of coverage feature is active, your policy could still lapse if there is an outstanding policy loan even though there are no further monthly deductions.


GRACE PERIOD

Your policy enters a 61-day lapse grace period if, on a monthly processing date your net account value is zero (or less).


We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy deductions for the next two months. If the death of the insured person occurs during the


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grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.


If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its rider lapses without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us and inform you that your policy coverage has ended.


REINSTATEMENT


If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its rider within five years of the end of the grace period if you still own the policy and the insured person meets our underwriting requirements.


Unless law requires differently, we will reinstate your policy and rider if:

    1.   you have not surrendered your policy;


    2. you provide satisfactory evidence to us that the insured person and any people insured under your riders is alive and still insurable according to our normal rules of underwriting; and


    3. we receive enough premium from you to keep your policy and its rider in force from the beginning to the end of the grace period and for two months after the reinstatement date.


Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.


We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.


SURRENDER


You may surrender your policy for its net cash surrender value any time before the death of the insured person. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 8 AND SETTLEMENT PROVISIONS, PAGE 38.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 47.



GENERAL POLICY PROVISIONS

FREE LOOK PERIOD


You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If for any reason you do not want it, you may return your policy to us or your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.


If you cancel your policy during this free look period, you will receive a refund as determined under law.

Generally, there are two types of free look refunds:
    o    some states require a return of all premiums we receive;
    o other states require payment of account value plus a refund of all charges deducted.


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Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 21.


YOUR POLICY

Some groups under this policy may choose to use a master policy with policy certificates, rather than a series of individual policies.

The entire contract between you and us is the combination of:
    o    your policy (or certificate);
    o a copy of your original application and any applications for benefit increases or decreases;

    o    the adjustable term insurance rider;
    o    endorsements;
    o    policy schedule pages; and
    o    reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.


Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

GUARANTEED ISSUE

We only offer this policy on a guaranteed issue basis. We issue these policies up to a preset face amount with evidence of insurability requirements.

AGE


The age stated in your policy schedule is the age of the insured person we use to issue your policy. This is based on the insured person's age as of the nearest birthday to the policy date.


We determine the insured person's age at any given time by adding the number of completed policy years to the age calculated at issue. At issue, the insured person must be no less than age 15 and no more than age 85.

OWNERSHIP


The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits until the death of the insured person while the policy is still in force. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.


As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.


Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the death of the insured person. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.




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COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY


If your policy has been in force and the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and the insured person is alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured person (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.


If this policy has been in force and the insured person is alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER


If the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the death of the insured person, or as otherwise required by law.


If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If the insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

    1.   the total of all premiums we receive to the time of death; minus

    2.   outstanding policy loan amounts and accrued loan interest; minus

    3.   partial withdrawals you have taken.


We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the insured person is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.


TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
    o    death proceeds;

    o    net cash surrender value upon surrender;
    o    partial withdrawals; and
    o    loan proceeds.


We may delay processing these transactions if:
    o    the NYSE is closed for trading;
    o    trading on the NYSE is restricted by the SEC;

    o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or

    o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.


We determine the death benefit as of the date of the death of the insured person. The death proceeds are not affected by changes in the value of the variable investment options after that date. We pay interest at our stated rate (or at a higher rate if required by law) from the insured person's date of death to the date of payment.




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We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.


NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.


If the insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the death of the insured person. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.


The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:
    o    make transfers;
    o    change premium allocations;
    o change features in your dollar cost averaging and automatic rebalancing programs;
    o    request partial withdrawals; or
    o    request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

    1.   requiring some form of personal identification;

    2.   providing written confirmation of any transactions; and

    3.   tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

    1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

    2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;

    3. Multi-Financial Securities, Corp., an indirect affiliate of Security Life of Denver Insurance Company; and

    4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us.



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Under these selling agreements, we pay a distribution allowance to broker-dealers, who pay commissions to their agents/registered representatives who sell this policy.


During the first policy year, the distribution allowance is 16% of the premium that we receive up to target premium and 2% of premium we receive in excess of target premium. In each of policy years two through four, the distribution allowance is 7% of the premium we receive up to target premium and 1% of premium we receive in excess of target premium. In each of policy years five through ten, the distribution allowance is 2% of the premium we receive up to target premium.


In addition, we make annual renewal payments to the broker-dealer based on a percentage of each policy's net account value. These payments are 1.00% in policy years one through ten, 0.75% in policy years eleven through twenty, and 0.20% in all later years. We also pay wholesaler fees or marketing and training allowances.

We pay all distribution and other allowances from our resources which include sales charges deducted from premiums.


ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
    o articles on variable life insurance and other information published in business or financial publications;

    o    indices or rankings of investment securities; and

    o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.


We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.


SETTLEMENT PROVISIONS


You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the insured person. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the death of the insured person.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.



Option I:      PAYOUTS FOR A DESIGNATED PERIOD


Option II:     LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

Option III:    HOLD AT INTEREST

Option IV:     PAYOUTS OF A DESIGNATED AMOUNT

Option V:      OTHER OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.


Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy.




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We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.


Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.


Examples of issues that require a portfolio-by-portfolio vote are:

    1. changes in the fundamental investment policy of a particular investment portfolio; or

    2.   approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
    o    state insurance law or federal income tax law changes;
    o    investment management of an investment portfolio changes; or
    o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.


When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.


Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

    1.   Change the investment objective.

    2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

    3.   Eliminate variable investment options.

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    4.   Combine two or more variable investment options.

    5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
         o    a portfolio no longer suits the purposes of your policy;
         o    there is a change in laws or regulations;
         o there is a change in a portfolio's investment objectives or restrictions;
         o    the portfolio is no longer available for investment; or
         o    another reason we deem a substitution is appropriate.

    6. Transfer assets related to your policy class to another separate account.

    7.   Withdraw the separate account from registration under the 1940 Act.

    8. Operate the separate account as a management investment company under the 1940 Act.

    9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.

    10.  Stop selling these policies.

    11. End any employer or plan trustee agreement with us under the agreement's terms.

    12.  Limit or eliminate any voting rights for the separate account.

    13.  Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
    o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);

    o    your account value;
    o    your policy loan, if any, plus accrued interest;
    o    your net cash surrender value;
    o    information about the variable investment options; and
    o your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.


We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio, to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES AND DEDUCTIONS


The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charges may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.



DEDUCTIONS FROM PREMIUMS


We treat payments we receive as premium payments if the insured person is not yet age 100 and you do not have an outstanding policy loan. After we deduct certain expenses from your payment, we add the remaining net premium to your policy.


INITIAL SALES CHARGE


We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. In the first policy or segment year this charge is 2% of the premiums you pay up to target premium. Each year thereafter, we deduct 0.5% of all premium payments we receive.




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Corporate Benefits                    40

The initial sales charge helps to cover the costs of distribution, preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount charged is not specifically related to sales expenses in a particular year.

Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums we receive in the first year up to the target premium and 1% of premiums paid in the first year in excess of target.

DEFERRED SALES CHARGE

In addition to the initial sales charge, we impose a deterred sales charge.


We deduct an annual deferred sales charge that is a percentage of your premium payments in each of the first ten policy or segment years. The charge is deducted from your account value on each of the seven policy or segment anniversaries following the year of the premium payment. Each policy segment has its own deferred sales charge. We allocate your premium payments among policy segments to determine the deferred sales charges under your policy if you have more than one segment. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 25.

In light of this schedule, you should consider the timing of premium payments. The deferred sales charge is lower for premiums paid in years five and later.



       Policy or Segment Year When                                                                 Deducted at Beginning of Policy
        Premium Payments are Made                Deferred Sales Charge (% of Premium) *                   or Segment Years
        -------------------------               --------------------------------------                    ----------------
                                               up to Target          in Excess of Target
                                                 Premium                  Premium
                    1                                2%                      1%                                2 -  8
                    2                             1.75%                     N/A                                3 -  9
                    3                             1.75%                     N/A                                4 - 10
                    4                             1.75%                     N/A                                5 - 11
                    5                              0.5%                     N/A                                6 - 12
                    6                              0.5%                     N/A                                7 - 13
                    7                              0.5%                     N/A                                8 - 14
                    8                              0.5%                     N/A                                9 - 15
                    9                              0.5%                     N/A                               10 - 16
                    10                             0.5%                     N/A                               11 - 17


* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

The deferred sales charge compensates us for a portion of the costs we incur in selling the policies.

                          DEFERRED SALES CHARGE EXAMPLE
                    (BASED ON TWO YEARS OF PREMIUM PAYMENTS)

Assume a policy has:
    o    a target premium of $8,000;
    o    premium payments of $10,000 in each of the first two years; and
    o    no change in death benefit.

The $10,000 premium payment for the first year incurs a deferred sales charge of $180 each year for years two through eight:
      2% of premium up to target plus 1% of premium payments over target [.02 x $8,000 + (.01 x $2,000) = $180].

The $10,000 premium payment for the second year incurs a deferred sales charge of $140 each year for years three through nine:
      1.75% of all premium [.0175 x $8,000 = $140].

The deferred sales charge deduction is made on the monthly processing date at the policy (or segment) anniversary.


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Corporate Benefits                    41

                                    Deferred          Total
   Policy or        Deferred      Sales Charge       Deferred
    Segment       Sales Charge      on Second      Sales Charge
    Year of       on First Year       Year         Deducted at
    Premium          Premium         Premium          Policy
    Payments       Of $10,000      Of $10,000      Anniversary
       1
       2              $180                             $180
       3              $180            $140             $320
       4              $180            $140             $320
       5              $180            $140             $320
       6              $180            $140             $320
       7              $180            $140             $320
       8              $180            $140             $320
       9                              $140             $140
       10


TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE


We deduct charges from your account value on each monthly processing date until the maturity date or until the continuation of coverage period begins.


MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each month for the mortality and expense risks we assume. This charge is 0.01667% per month (0.20% annually) of the amount you have in the variable investment options on the monthly processing date. This charge is deducted as a separate charge which appears on your confirmation.

The mortality risk we assume is that insured people, as a group, may live less time than we estimated. We assume risk that expenses we incur in issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated when we set these charges.

MONTHLY ADMINISTRATIVE CHARGE


We charge a per month administrative charge of $12 per month for the first policy year and $6 per month for each policy year beyond that.


This charge is designed to compensate us for ongoing costs such as:
    o    premium billing and collections;
    o    claim processing;
    o    policy transactions;
    o    record keeping;
    o    reporting and communications with policy owners; and
    o    other expenses and overhead.

COST OF INSURANCE CHARGE


The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the death of the insured person.


The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy charges due on that date other than cost of insurance charges for the base death benefit and adjustable term insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at

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Corporate Benefits                    42
risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.


We base your current cost of insurance rates on the insured person's age, gender, group size, total group premium and premium class on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
    o    each segment of the base death benefit; and
    o    your adjustable term insurance rider.


We may make changes in the cost of insurance charges for a class of insured persons. We base the new charge on changes in expectations about:
    o    investment earnings;
    o    mortality;
    o    the time policies remain in effect;
    o    expenses; and
    o    taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.


The maximum rates for the initial and each new segment will be printed in your schedule pages. This type of group policy may result in higher cost of insurance charges than those that would apply if the policy were on an individual basis.


There are no cost of insurance charges during the continuation of coverage period.


POLICY TRANSACTION FEES


We charge fees for certain transactions under your policy. We deduct these fees from the variable and guaranteed interest divisions pro rata to the account value in each.


PARTIAL WITHDRAWALS


We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. SEE PARTIAL WITHDRAWALS, PAGE 32.


TRANSFERS


There is a $10 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 29.


ILLUSTRATIONS


The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration.


PREMIUM ALLOCATION CHANGE


You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 42.


CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

At the policy anniversary nearest the insured person's 100th birthday, if your policy has not been surrendered, the continuation of coverage period begins.


We will charge a one-time administrative fee of $200. This charge compensates us for maintaining and servicing your policy until the death of the insured person. We then no longer charge monthly charges.



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Corporate Benefits                    43

                     DIVISIONS FROM WHICH WE DEDUCT CHARGES,
                          LOANS AND PARTIAL WITHDRAWALS



                   MONTHLY CHARGES: COST OF
                      INSURANCE CHARGES,
                    ADMINISTRATIVE FEES AND
                      ANNUAL DEDUCTION OF                                                                LOANS AND
                     DEFERRED SALES CHARGE                    TRANSACTION FEES                      PARTIAL WITHDRAWALS

 CHOICE          May choose a designated                Proportionally among variable          May choose any investment
                 deduction investment option,           and guaranteed interest divisions      option or combination of
                 including guaranteed interest                                                 investment options
                 division

DEFAULT          Proportionally among variable          Proportionally among variable          Proportionally among variable
                 and guaranteed interest divisions      and guaranteed interest divisions      and guaranteed interest divisions



OTHER

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. So, no charge is made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS

Only groups of individuals, corporations or other institutions may purchase this policy. Depending on the group's characteristics, we may reduce or waive the:
    o    administrative charge;
    o    minimum target death benefit;
    o    target premium;
    o    initial sales charge;
    o    deferred sales charges;
    o    cost of insurance charges; or
    o    other charges normally assessed.




We can reduce or waive these items based on expected economies. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.


These arrangements include sales to employees and certain family members of employees of Security Life of Denver, its affiliates and appointed sales agents and special exchange programs we may offer.


Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based

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Corporate Benefits                    44
upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY


This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. While there is little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.


Specifically this policy must meet the requirements of the "cash value accumulation test" as specified in Code Section 7702.


Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age; sex and premium class at any point in time, multiplied by the account value. SEE APPENDIX A, PAGE 159, FOR A TABLE OF THE CASH VALUE ACCUMULATION TEST FACTORS.



DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.


We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 46.


The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.



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Corporate Benefits                    45

TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.


If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions for a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

    1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.




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Corporate Benefits                    46

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS


In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low-cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.



SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
    o    make changes to your policy or its riders; or
    o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.


The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and as permitted, other charges reasonably expected to be


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Corporate Benefits                    47
paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
    o    qualified plans;
    o    non-qualified deferred compensation or salary continuance plans;
    o    split dollar insurance plans;
    o    executive bonus plans;
    o    retiree medical benefit plans; and
    o    other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.


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Corporate Benefits                    48

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables are intended to show how the policy works, including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policy illustrated uses the following assumptions:



                                  Definition
                          Death    of Life      Stated               Target
               Smoker*   Benefit  Insurance     Death                Death

Gender  Age     Status    Option     Test      Benefit   Premium    Benefit
------  ---     ------    ------     ----      -------   -------    -------
 Male    45   Nonsmoker     1        CVAT      $180,526  $10,000    $180,526
 Male    45   Nonsmoker     1        CVAT      $90,263   $10,000    $180,526

----------------------------

* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.


The tables show how death benefits, account values and net cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable division had constant hypothetical gross annual investment returns of 0%, 12%, or 6% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female, unisex or smoker rates.


These illustrations assume there is no policy loan.

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The net investment return on your policy is lower than the gross investment return on the variable investment options as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.


The tables reflect annual investment management fees of 0.72% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of 0.22% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any expense reimbursements or waivers by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.94%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.77%, 0.37% and 1.14%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.



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Corporate Benefits                    49

The effect of these portfolio charges and expenses, and mortality and expense risk charges result in a net rate of return of:

    o    (0.94)% on a 0% gross rate of return;
    o    11.06% on a 12% gross rate of return; and
    o    5.06% on a 6% gross rate of return.

The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions and annual deferred sales charge, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 42. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values.

This Corporate Benefit policy is issued only to groups. For this policy, we generally deliver an illustration which shows a single life scheduled premium and risk class representative of the particular group covered by this policy. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value. However, if we are asked to do so, we will provide personal illustrations based on:
    o    the insured people's ages and genders;
    o    standard premium class assumptions;
    o    initial stated death benefit;
    o    the chosen death benefit option;
    o    scheduled premiums consistent with the policy form; and
    o    special features elected on each policy.


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Corporate Benefits                    50

PROSPECT:  INSURED PERSON'S NAME

MALE 45 NONSMOKER                                                  PRESENTED BY:


                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT:  $180,526                          DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000

                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                       -----------0.00%--------        ---------12.00%---------          -----------6.00%----------

                        PREMIUM                  CASH                             CASH                             CASH
                      ACCUMULATED     ACCOUNT    SURR       DEATH      ACCOUNT    SURR       DEATH       ACCOUNT   SURR       DEATH
 YEAR     PREMIUMS       AT 5%         VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT       VALUE    VALUE     BENEFIT


    1      10000          10500         8376      8376     180526         9445      9445    180526         8910      8910    180526
    2      10000          21525        16655     16655     180526        19918     19918    180526        18254     18254    180526
    3      10000          33101        24646     24646     180526        31325     31325    180526        27853     27853    180526
    4      10000          45256        32352     32352     180526        43779     43779    180526        37724     37724    180526
    5      10000          58019        39775     39775     180526        57405     57405    180526        47885     47885    180526
    6      10000          71420        47043     47043     180526        72487     72487    182812        58489     58489    180526
    7      10000          85491        54154     54154     180526        88994     88994    217945        69562     69562    180526
    8       --            89766        51591     51591     180526        96531     96531    229551        71042     71042    180526
    9       --            94254        49138     49138     180526       104967    104967    242578        72734     72734    180526
   10       --            98967        46755     46755     180526       114346    114346    256822        74615     74615    180526
   15       --           126309        34664     34664     180526       177620    177620    348490        86343     86343    180526
   20       --           161206        17836     17836     180526       274237    274237    474979        99516     99516    180526
   25       --           205744         --        --         --         417332    417332    646865       113000    113000    180526
   30       --           262588         --        --         --         625254    625254    879107       126443    126443    180526

   AGE 65   --           169267        13402     13402     180526       298600    298600    505232       102193    102193    180526



The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.


The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.


The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                    51

PROSPECT:  INSURED PERSON'S NAME

MALE 45 NONSMOKER                                                  PRESENTED BY:


                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT:  $180,526                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000

                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                       -----------0.00%--------        ---------12.00%---------          -----------6.00%----------

                        PREMIUM                  CASH                             CASH                             CASH
                      ACCUMULATED     ACCOUNT    SURR       DEATH      ACCOUNT    SURR       DEATH       ACCOUNT   SURR       DEATH
 YEAR     PREMIUMS       AT 5%         VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT       VALUE    VALUE     BENEFIT


    1      10000          10500         9006      9006     180526        10114     10114    180526         9560      9560    180526
    2      10000          21525        17917     17917     180526        21331     21331    180526        19590     19590    180526
    3      10000          33101        26541     26541     180526        33559     33559    180526        29912     29912    180526
    4      10000          45256        34881     34881     180526        46913     46913    180526        40542     40542    180526
    5      10000          58019        42943     42943     180526        61518     61518    180526        51498     51498    180526
    6      10000          71420        50855     50855     180526        77648     77648    195828        62929     62929    180526
    7      10000          85491        58617     58617     180526        95413     95413    233666        74860     74860    183331
    8       --            89766        56772     56772     180526       104424    104424    248320        77285     77285    183785
    9       --            94254        55116     55116     180526       114589    114589    264816        80021     80021    184929
   10       --            98967        53620     53620     180526       125999    125999    282993        83053     83053    186537
   15       --           126309        47505     47505     180526       205552    205552    403293       102193    102193    200503
   20       --           161206        40275     40275     180526       334658    334658    579628       125812    125812    217906
   25       --           205744        29716     29716     180526       540518    540518    837803       153664    153664    238180
   30       --           262588        12360     12360     180526       864138    864138   1214977       185801    185801    261237

   AGE 65   --           169267        38503     38503     180526       368591    368591    623656       131036    131036    221713



The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.


The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results and policy charges may be different from those shown and will depend on a number of factors, including the investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.


The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                    52

PROSPECT:  INSURED PERSON'S NAME

MALE 45 NONSMOKER                                                  PRESENTED BY:


                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000

                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                       -----------0.00%--------        ---------12.00%---------          -----------6.00%----------

                        PREMIUM                  CASH                             CASH                             CASH
                      ACCUMULATED     ACCOUNT    SURR       DEATH      ACCOUNT    SURR       DEATH       ACCOUNT   SURR       DEATH
 YEAR     PREMIUMS       AT 5%         VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT       VALUE    VALUE     BENEFIT


    1      10000          10500         8570      8570     180526         9668      9668    180526         9119      9119    180526
    2      10000          21525        16786     16786     180526        20104     20104    180526        18411     18411    180526
    3      10000          33101        24792     24792     180526        31557     31557    180526        28039     28039    180526
    4      10000          45256        32590     32590     180526        44185     44185    180526        38038     38038    180526
    5      10000          58019        40207     40207     180526        58145     58145    180526        48455     48455    180526
    6      10000          71420        47711     47711     180526        73677     73677    185814        59389     59389    180526
    7      10000          85491        55100     55100     180526        90697     90697    222117        70876     70876    180526
    8       --            89766        52814     52814     180526        98823     98823    235002        72818     72818    180526
    9       --            94254        50560     50560     180526       107848    107848    249238        74946     74946    180526
   10       --            98967        48255     48255     180526       117777    117777    264526        77195     77195    180526
   15       --           126309        35095     35095     180526       183446    183446    359922        90073     90073    180526
   20       --           161206        16017     16017     180526       283248    283248    490585       104606    104606    181178
   25       --           205744         --        --         --         431060    431060    668142       120239    120239    186371
   30       --           262588         --        --         --         645835    645835    908044       136178    136178    191466

   AGE 65   --           169267        10971     10971     180526       308414    308414    521836       107654    107654    182150



The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.


The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.


The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                    53

PROSPECT:  INSURED PERSON'S NAME

MALE 45 NONSMOKER                                                  PRESENTED BY:


                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE


STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000

                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                       -----------0.00%--------        ---------12.00%---------          -----------6.00%----------

                        PREMIUM                  CASH                             CASH                             CASH
                      ACCUMULATED     ACCOUNT    SURR       DEATH      ACCOUNT    SURR       DEATH       ACCOUNT   SURR       DEATH
 YEAR     PREMIUMS       AT 5%         VALUE     VALUE     BENEFIT      VALUE     VALUE     BENEFIT       VALUE    VALUE     BENEFIT


    1      10000          10500         9305      9305     180526        10449     10449    180526         9877      9877    180526
    2      10000          21525        18265     18265     180526        21761     21761    180526        19979     19979    180526
    3      10000          33101        27024     27024     180526        34192     34192    180526        30467     30467    180526
    4      10000          45256        35585     35585     180526        47866     47866    180526        41362     41362    180526
    5      10000          58019        43951     43951     180526        62924     62924    180526        52688     52688    180526
    6      10000          71420        52188     52188     180526        79576     79576    200692        64534     64534    180526
    7      10000          85491        60297     60297     180526        97946     97946    239870        76921     76921    188380
    8       --            89766        58821     58821     180526       107652    107652    255996        79849     79849    189882
    9       --            94254        57482     57482     180526       118530    118530    273923        83057     83057    191945
   10       --            98967        56214     56214     180526       130630    130630    293395        86489     86489    194254
   15       --           126309        50307     50307     180526       213636    213636    419153       106844    106844    209628
   20       --           161206        43013     43013     180526       347838    347838    602455       131556    131556    227855
   25       --           205744        32453     32453     180526       561823    561823    870826       160699    160699    249083
   30       --           262588        15205     15205     180526       898216    898216   1262892       194325    194325    273221

   AGE 65   --           169267        41234     41234     180526       383110    383110    648222       137022    137022    231841



The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.


The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results and policy charges may be different from those shown and will depend on a number of factors, including the investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.


The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Corporate Benefits                    54

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address      Position and Offices with Security Life of Denver
--------------------

Stephen M. Christopher    Chairman, President and Chief Executive Officer


Jess A. Skriletz          Director, Chief Executive Officer and General Manager,
                          ING Reinsurance and ING Institutional Markets


Michael W. Cunningham*    Director, Executive Vice President

Mark A. Tullis*           Director

P. Randall Lowery*        Director


Thomas F. Conroy          President, ING Reinsurance International


Gregory G. McGreevey      President, ING Institutional Markets

Jerome J. Cwiok*          Executive Vice President and Chief Operating Officer


James L. Livingston, Jr.  Executive Vice President, CFO and Chief Actuary


Jeffrey R. Messner        Executive Vice President and Chief Marketing Officer


John R. Barmeyer*         Senior Vice President, ING US Legal Services


Peter Bell                Senior Vice President, Risk Selection and Medical
                          Director, ING Reinsurance


Wayne D. Bidelman         Senior Vice President, CCRC, ING Reinsurance


R. Thomas Daniel*         Senior Vice President, Marketing


Arnold A. Dicke           Senior Vice President and Chief Actuary, ING
                          Reinsurance

Charles E. LeDoyen**      Senior Vice President, Structured Settlements


Terry L. Morrison         Senior Vice President, New Business Operations


Derek J. Reynolds*        Senior Vice President and Chief Information Officer


Jeffrey W. Seel*          Senior Vice President, Chief Investment Officer

Mark A. Smith             Senior Vice President, Insurance Services

Lawrence D. Taylor        Senior Vice President, Product Management


Gretta Ytterbo            Senior Vice President, ING US Legal Services


Gary W. Waggoner          Vice President, General Counsel and Corporate
                          Secretary


--------------------------------------------------------------------------------
Corporate Benefits                    55

REGULATION


We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Security Life Separate Account L1 at December 31, 1999, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.






--------------------------------------------------------------------------------
Corporate Benefits                    56

                             INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:


Account value..................................................................8
Accumulation unit.............................................................28
Accumulation unit value........................................................8
Adjustable term insurance rider...............................................26
Base death benefit............................................................24
Beneficiary(ies)...............................................................9
Cash surrender value..........................................................28
Continuation of coverage......................................................28
Death proceeds)...............................................................24
Divisions.....................................................................12
Free look period..............................................................35
General account...............................................................12
Guaranteed interest division..................................................18
Initial premium...............................................................20
Insured person's 100th birthday................................................4
Investment date...............................................................21
Investment options............................................................12
Loan division..................................................................8
Net account value.............................................................28
Net amount at risk............................................................43

Net cash surrender value.......................................................9
Net premium...................................................................20
Owner.........................................................................36
Partial withdrawal............................................................33
Policy........................................................................18
Policy date...................................................................19
Policy loan...................................................................32
Portfolios....................................................................13
Scheduled premium.............................................................20
Segment.......................................................................26
Separate account L1...........................................................12
Stated death benefit..........................................................19
Target death benefit..........................................................26
Target premium................................................................20
Total death benefit...........................................................26
Transaction date..............................................................29
Valuation date.................................................................8
Valuation period..............................................................29
Variable division.............................................................12
Variable investment option....................................................12



--------------------------------------------------------------------------------
Corporate Benefits                    57

                              FINANCIAL STATEMENTS





The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and start on page 59.

The financial statements included for the Security Life Separate Account L1 at December 31, 1999 and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.




--------------------------------------------------------------------------------
Corporate Benefits                    58

                                    Consolidated Financial Statements

                                    Security Life of Denver
                                    Insurance Company
                                    and Subsidiaries


                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors








--------------------------------------------------------------------------------
Corporate Benefits                          59

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ...............................................61

Audited Consolidated Financial Statements

Consolidated Balance Sheets ..................................................62
Consolidated Statements of Income ............................................64
Consolidated Statements of Comprehensive Income...............................65
Consolidated Statements of Stockholder's Equity ..............................66
Consolidated Statements of Cash Flows ........................................67
Notes to Consolidated Financial Statements ...................................69



--------------------------------------------------------------------------------
Corporate Benefits                          60

                         Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP
April 14, 2000



--------------------------------------------------------------------------------
Corporate Benefits                          61

           Security Life of Denver Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                             (Dollars in Thousands)



                                                                    DECEMBER 31
                                                                 1999            1998
                                                              ------------ ---------------
ASSETS
Investments (Notes 2 and 3):
   Fixed maturities, at fair value (amortized cost:
     1999--$3,649,485; 1998--$3,383,582)                       $ 3,486,939     $ 3,503,530
   Equity securities, at fair value (cost: 1999--$5,161;
     1998--$6,761)                                                   7,944           8,400
   Mortgage loans on real estate                                 1,006,443         784,108
   Investment real estate, at cost, less accumulated
     depreciation (1999--$561; 1998--$706)                           1,028           1,740
   Policy loans                                                    961,586         925,623
   Other long-term investments                                      37,284          17,671
   Short-term investments                                          186,917             747
                                                              ------------ ---------------
Total investments                                                5,688,141       5,241,819

Cash                                                                48,630          31,644
Accrued investment income                                           78,866          52,440
Reinsurance recoverable:
   Paid benefits                                                    19,738          11,364
   Unpaid benefits                                                  28,060          24,312
Prepaid reinsurance premiums (Note 8)                            3,666,882       3,329,901
Deferred policy acquisition costs (DPAC)                           982,713         778,126
Property and equipment, at cost, less accumulated
   depreciation (1999--$28,522; 1998--$25,981)                      34,704          36,141
Federal income tax recoverable (Note 9)                             27,663               -
Indebtedness from related parties                                   33,220           4,339
Other assets                                                       134,913         113,019
Separate account assets (Note 6)                                   644,975         423,474





                                                              ------------ ---------------
Total assets                                                   $11,388,505     $10,046,579
                                                              ============ ===============



--------------------------------------------------------------------------------
Corporate Benefits                           62


                                                                                   DECEMBER 31
                                                                            1999                 1998
                                                                    -------------------- --------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
     Life and annuity reserves                                               $ 5,313,006          $ 4,857,141
     Guaranteed investment contracts                                           3,885,219            3,210,012
     Policyholders' funds                                                         79,648               81,064
     Advance premiums                                                                192                  272
     Accrued dividends and dividends on deposit                                   21,603               21,268
     Policy and contract claims                                                  155,679              130,100
                                                                    -------------------- --------------------
   Total future policy benefits                                                9,455,347            8,299,857

   Accounts payable and accrued expenses                                         126,857              108,165
   Indebtedness to related parties                                                34,231               13,755
   Long-term debt to related parties (Note 10)                                   100,000              100,000
   Accrued interest on long-term debt to related
     parties (Note 10)                                                            11,098                5,387
   Other liabilities                                                              98,225              109,593
   Federal income taxes payable (Note 9)                                               -                  106
   Deferred federal income taxes (Note 9)                                         18,679               60,062
   Separate account liabilities (Note 6)                                         644,975              423,474
                                                                    -------------------- --------------------
Total liabilities                                                             10,489,412            9,120,399

Commitments and contingencies
   (Notes 8 and 13)

Stockholder's equity (Note 11):
   Common stock, $20,000 par value:
     Authorized--149 shares
     Issued and outstanding--144 shares                                            2,880                2,880
   Additional paid-in capital                                                    345,722              315,722
   Retained earnings                                                             614,785              563,553
   Accumulated other comprehensive income (loss)                                 (64,294)              44,025
                                                                    -------------------- --------------------
Total stockholder's equity                                                       899,093              926,180
                                                                    -------------------- --------------------
Total liabilities and stockholder's equity                                   $11,388,505          $10,046,579
                                                                    ==================== ====================


See accompanying notes.

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Corporate Benefits                           63

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                             (Dollars in Thousands)



                                                                                YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Revenues:
   Traditional life insurance premiums                                  $   104,133        $ 120,675       $  122,429
   Universal life and investment product charges                            247,066          229,226          217,108
   Reinsurance premiums assumed                                             526,563          431,267          446,434
                                                                   ---------------- ---------------- ----------------
                                                                            877,762          781,168          785,971
   Reinsurance premiums ceded                                              (147,068)        (143,211)        (124,815)
                                                                   ---------------- ---------------- ----------------
                                                                            730,694          637,957          661,156

   Net investment income                                                    394,167          361,996          340,898
   Net realized gains (losses) on investments                               (39,495)          10,818           28,645
   Other revenues                                                            18,304           11,771            6,743
                                                                   ---------------- ---------------- ----------------
                                                                          1,103,670        1,022,542        1,037,442
Benefits and expenses:
   Benefits:
     Traditional life insurance:
       Death benefits                                                       357,472          239,921          299,305
       Other benefits                                                        72,286           77,209           79,849
     Universal life and investment contracts:
       Interest credited to account balances                                258,167          236,136          217,614
       Death benefits incurred in excess of account
         balances                                                            95,444           63,103           73,260
     Increase in future policy benefits                                      95,511          102,875           72,685
     Reinsurance recoveries                                                (127,238)         (84,506)         (98,376)
     Product conversions                                                      3,701           10,578            7,014
                                                                   ---------------- ---------------- ----------------
                                                                            755,343          645,316          651,351
   Expenses:
     Commissions                                                             81,539           49,569           46,516
     Insurance operating expenses                                            91,172          125,194           89,075
     Amortization of deferred policy acquisition costs                       98,051          105,639          116,495
                                                                   ---------------- ---------------- ----------------
                                                                          1,026,105          925,718          903,437
                                                                   ---------------- ---------------- ----------------

Income before federal income taxes                                           77,565           96,824          134,005
Federal income taxes (Note 9)                                                26,333           34,066           47,019
                                                                   ---------------- ---------------- ----------------
Net income                                                               $   51,232        $  62,758       $   86,986
                                                                   ================ ================ ================


See accompanying notes.


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Corporate Benefits                           64

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Comprehensive Income

                             (Dollars in Thousands)



                                                                                 YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Net income                                                                $  51,232         $ 62,758         $ 86,986
                                                                   ---------------- ---------------- ----------------

Other comprehensive income:
   Unrealized gains (losses) on securities:
     Net change in unrealized holding gains (losses), net of tax           (150,423)         (11,251)          28,367
     Reclassification adjustment for realized gains
       included in net income, net of tax                                   (32,454)          (5,010)          (4,601)
     Effect on DPAC of unrealized gains and
       losses on fixed maturities, net of tax                                82,098            7,236          (37,522)
     Reclassification effect on DPAC of realized gains
       and losses included in net income, net of tax                         (7,073)           3,075            5,976
   Net change in pension liability, net of tax                                 (467)            (963)               -
                                                                   ---------------- ---------------- ----------------

Total other comprehensive income (loss)                                    (108,319)          (6,913)          (7,780)
                                                                   ---------------- ---------------- ----------------

Comprehensive income (loss)                                               $ (57,087)        $ 55,845         $ 79,206
                                                                   ================ ================ ================


See accompanying notes.


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Corporate Benefits                           65

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)



                                                                              YEAR ENDED DECEMBER 31
                                                                     1999               1998              1997
                                                              ================== ================= ==================

Common stock:
   Balance at beginning and end of year                                 $  2,880          $  2,880           $  2,880
                                                              ================== ================= ==================

Additional paid-in capital:
   Balance at beginning of year                                         $315,722          $315,722           $302,722
   Capital contributions                                                  30,000                 -             13,000
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $345,722          $315,722           $315,722
                                                              ================== ================= ==================

Accumulated other comprehensive income (loss):
   Net unrealized gains on investments:
     Balance at beginning of year                                       $ 44,988          $ 50,938           $ 58,718
     Unrealized gains (losses) on securities:
       Change in unrealized gains (losses),
         net of tax                                                     (182,877)          (16,261)            23,766
       Effect on DPAC of unrealized gains and
         losses on fixed maturities, net of tax                           75,025            10,311            (31,546)
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                              (62,864)           44,988             50,938

   Accumulated net pension liability:
     Balance at beginning of year                                           (963)                -                  -
     Net change in pension liability, net of tax                            (467)             (963)                 -
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                               (1,430)             (963)                 -
                                                              ------------------ ----------------- ------------------

Total accumulated other comprehensive
   income (loss)                                                        $(64,294)         $ 44,025           $ 50,938
                                                              ================== ================= ==================

Retained earnings:
   Balance at beginning of year                                         $563,553          $500,795           $413,809
   Net income                                                             51,232            62,758             86,986
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $614,785          $563,553           $500,795
                                                              ================== ================= ==================

Total stockholder's equity                                              $899,093          $926,180           $870,335
                                                              ================== ================= ==================


See accompanying notes.


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Corporate Benefits                           66

           Security Life of Denver Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
OPERATING ACTIVITIES

Net income                                                         $   51,232          $   62,758          $   86,986
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in future policy benefits                               624,769             874,765             995,632
     Net (increase) decrease in federal income taxes                  (69,152)             12,061             (12,317)
     Increase in accounts payable and accrued
       expenses                                                         6,088              55,361              21,033
     Increase in accrued interest on long-term debt                     5,711                 259               1,428
     Increase in accrued investment income                            (26,426)             (2,714)             (4,300)
     (Increase) decrease in reinsurance recoverable                   (12,122)             (9,518)              3,733
     Increase in prepaid reinsurance premiums                        (336,981)           (585,038)           (793,851)
     Net realized investment (gains) losses                            39,495             (10,818)            (28,645)
     Depreciation and amortization expense                              2,567               3,174               3,630
     Policy acquisition costs deferred                               (187,214)           (184,993)           (174,374)
     Amortization of deferred policy acquisition
       costs                                                           98,049             105,639             116,495
     Increase in accrual for postretirement benefits                      769                 675                 557
     Other, net                                                        51,980              (7,053)             43,538
                                                            ----------------- ------------------- -------------------
Net cash provided by operating activities                             248,765             314,558             259,545

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales:
     Fixed maturities                                               2,300,734           5,015,989           2,279,598
     Equity securities                                                  2,053               2,251                 648
   Maturities--fixed maturities                                       193,664             274,463             410,632
   Purchases:
     Fixed maturities                                              (2,816,711)         (5,670,994)         (2,919,145)
     Equity securities                                                      -              (2,089)             (2,561)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                                       47,851              51,235              38,756
   Investment real estate                                               1,109                   -                   -
   Other long-term investments                                         70,790              10,678               2,002


--------------------------------------------------------------------------------
Corporate Benefits                           67

           Security Life of Denver Insurance Company and Subsidiaries

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
Investing activities (continued)
Purchase or issuance of investments:
   Mortgage loans on real estate                                    $(271,686)          $(259,945)          $(163,528)
   Investment real estate                                                   -                 (13)                (35)
   Policy loans, net                                                  (35,963)            (50,218)            (80,094)
   Other long-term investments                                        (88,661)            (14,042)             (5,248)
   Short-term investments, net                                       (186,174)             55,115             (48,447)
Additions to property and equipment                                    (1,247)             (1,418)             (2,687)
Disposals of property and equipment                                       147                  68                 145
                                                            ----------------- ------------------- -------------------
Net cash used by investing activities                                (784,094)           (588,920)           (489,964)

Financing activities
(Decrease) increase in indebtedness to related parties                 (8,406)             29,156               5,217
Cash contributions from parent                                         30,000                   -              13,000
Receipts from interest-sensitive products
   credited to policyholder account balances                          829,493             505,728             555,223
Return of policyholder account balances on
   interest-sensitive policies                                       (298,772)           (251,177)           (334,543)
                                                            ----------------- ------------------- -------------------
Net cash provided by financing activities                             552,315             283,707             238,897
                                                            ----------------- ------------------- -------------------

Net increase in cash                                                   16,986               9,345               8,478
Cash at beginning of year                                              31,644              22,299              13,821
                                                            ----------------- ------------------- -------------------
Cash at end of year                                                 $  48,630           $  31,644           $  22,299
                                                            ================= =================== ===================


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           68

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York (First ING); First Secured Mortgage Deposit Corporation; Tailored Investment Notes Trust 1999-1 (Trust); and ING America Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on three markets, the advanced market, reinsurance to other insurers, and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest-sensitive life, universal life and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements and Trust notes to institutional buyers.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Corporate Benefits                           69

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

During 1998, the Company adopted FASB Statement No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. This Statement is effective for years beginning after December 15, 1997, with the restatement of disclosures for prior periods provided for comparative purposes, unless prior period information is not readily available.

During 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income, which requires an entity to divide comprehensive income into net income and other comprehensive income in the period recognized. This Statement is effective for fiscal years beginning after December 15, 1997, with the restatement of prior period disclosures for comparative purposes. As a result of implementing this Statement, the Company has classified items of other comprehensive income by their nature in the statements of comprehensive income and the accumulated balance of other comprehensive income in the equity section of the balance sheet. This Statement affects the presentation of the financial statements, with no effect on the valuation of total stockholder's equity.

During 1999, the Company adopted Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This Statement is effective for fiscal years beginning after December 31, 1998 and requires a liability to be recognized for the future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and premiums written in each state. The Statement also requires that when it is probable a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges, an asset be recognized at the time the liability is recorded. Additional disclosures are also required, including the amount of the liability, the amount of the related asset for premium tax offsets or policy surcharges, the periods over which the assessments are expected to be paid, and the period over which the recorded premium tax offsets or policy surcharges are expected to be realized. Prior period financial statements presented for comparative purposes are not restated. The adoption of this Statement had no effect on the valuation of total stockholder's equity.


--------------------------------------------------------------------------------
Corporate Benefits                           70

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Financial Instruments and Hedging Activities, which establishes a new model for accounting and reporting for derivatives and hedging activities. Statement 133 requires all derivatives to be recognized on the balance sheet and measured at fair value. Based on the type of hedging relationship (fair value, cash flow, or foreign currency), Statement 133 requires the recognition of offsetting changes in value or cash flows of both the derivative and the hedged item in earnings in the same period. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in Statement 133 are included in earnings in the period of change. During 1999, the FASB issued Statement 137 which delays the implementation of Statement 133 to years beginning after June 15, 2000. Upon the initial application of Statement 133, all derivatives are required to be recognized in the balance sheet as either assets or liabilities and measured at fair value. The Company plans to adopt this Statement during 2001, and the effect of implementation on the Company's financial statements has not yet been determined.

INVESTMENTS

Investments are presented on the following bases:

         The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase.

         The Company does not hold any securities classified as held-to-maturity or trading securities.

         Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, and deferred policy acquisition cost adjustments, reported net of tax as a component of other comprehensive income in stockholder's equity.



--------------------------------------------------------------------------------
Corporate Benefits                            71

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

         Mortgage loans are carried at the unpaid balances less an allowance for credit losses. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Derivatives hedging fixed maturity assets are reported on the balance sheet at market value with fixed maturity securities. Derivatives hedging liabilities are reported on the balance sheet at amortized cost with other investments.

         Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance, including reinsurance assumed, universal life insurance (including interest-sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business, have been deferred. Traditional life insurance acquisition costs are being amortized using assumptions consistent with those used in computing policy benefit reserves. The period of amortization is normally over the premium-paying period. In the case of policies with no first-year premium, the period of amortization includes the first year, in addition to the premium-paying period. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

--------------------------------------------------------------------------------
Corporate Benefits                            72

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to accumulated other comprehensive income in stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on Company and industry experience. These assumptions include provisions for adverse deviation and are modified as necessary to reflect anticipated trends. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 3% to 7.5%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with revenue. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including fixed premium interest-sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 3.51% to 7.61% during 1999, 3.80% to 7.81% during 1998, and 4.60% to 7.81% during 1997.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess heaped expense loads over ultimate renewal expense loads on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.


--------------------------------------------------------------------------------
Corporate Benefits                            73

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Impairment losses are recorded when indicators of impairment are present and the estimated undiscounted cash flows are less than the assets' carrying value. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $5,497,000 and $5,816,000 at December 31, 1999 and 1998, respectively. Participating business approximates
 .2% of the Company's ordinary life insurance in force and 1.5% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated based on the yield of the participating investment portfolio. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,424,000, $3,233,000, and $3,377,000 were incurred in 1999, 1998, and 1997, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

--------------------------------------------------------------------------------
Corporate Benefits                            74

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $2,672,000, $10,121,000, and $10,110,000 for 1999, 1998, and 1997, respectively.

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The guaranty fund assessment liability at December 31, 1999 and 1998 was $17,644,000 and $13,338,000, respectively. The assessment is expected to be paid over the next five or more years. The related premium tax credit offsets are $15,339,000 and $11,891,000 at December 31, 1999 and 1998, respectively. The premium tax credit offsets are expected to be realized over the next five years.

RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform to the 1999 and 1998 presentation.











--------------------------------------------------------------------------------
Corporate Benefits                            75

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1999 and 1998:


                                                                        DECEMBER 31, 1999
                                              ------------------------------------------------------------------------
                                                      Cost or            Gross              Gross
                                                      amortized         unrealized        unrealized           Fair
                                                        cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $   98,354            $    42          $  7,795        $   90,601
   States, municipalities and political
       subdivisions                                      21,412                  -             4,408            17,004
   Public utilities securities                          276,742                272            19,532           257,482
   Debt securities issued by foreign
       governments                                          452                  -                 -               452
   Corporate securities                               1,431,446              4,131            77,293         1,358,284
   Mortgage-backed securities                         1,075,807             24,064            56,493         1,043,378
   Other asset-backed securities                        745,231              7,626            33,635           719,222
   Redeemable preferred stocks                                -                  -                 -                 -
   Derivatives hedging fixed maturities
       (Note 3)                                              41                475                 -               516
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,649,485             36,610           199,156         3,486,939

   Preferred stocks (nonredeemable)                       2,651                329                24             2,956
   Common stocks                                          2,510              2,573                95             4,988
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                5,161              2,902               119             7,944
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,654,646            $39,512          $199,275        $3,494,883
                                              ================= ================== ================= =================


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Corporate Benefits                            76

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)


                                                                        DECEMBER 31, 1998
                                              ---------------------------------------------------------------------
                                                   Cost or            Gross              Gross
                                                  amortized         unrealized        unrealized           Fair
                                                    cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $  166,611           $  3,829           $   589        $  169,851
   States, municipalities and political
       subdivisions                                      23,368                959             1,803            22,524
   Public utilities securities                          172,968              4,885               904           176,949
   Debt securities issued by foreign
       governments                                          952                  -                 -               952
   Corporate securities                               1,251,462             46,292            23,512         1,274,242
   Mortgage-backed securities                         1,132,058             75,159             6,922         1,200,295
   Other asset-backed securities                        635,539             19,968             3,578           651,929
   Redeemable preferred stocks                              312                 42                 -               354
   Derivatives hedging fixed maturities
       (Note 3)                                             312              6,434               312             6,434
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,383,582            157,568            37,620         3,503,530

   Preferred stocks (nonredeemable)                       4,251                  6                52             4,205
   Common stocks                                          2,510              1,780                95             4,195
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                6,761              1,786               147             8,400
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,390,343           $159,354           $37,767        $3,511,930
                                              ================= ================== ================= =================







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Corporate Benefits                            77

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1999, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                               AMORTIZED
                                                  COST              FAIR VALUE
                                            --------------- --------------------

Available for sale:
   Due in one year or less                    $       9,637        $       9,174
   Due after one year through five years            247,473              245,401
   Due after five years through ten years           749,169              716,715
   Due after ten years                              822,127              752,532
                                            --------------- --------------------
                                                  1,828,406            1,723,822

Mortgage-backed securities                        1,075,807            1,043,379
Other asset-backed securities                       745,231              719,222
Derivatives                                              41                  516
                                            --------------- --------------------
Total available-for-sale                         $3,649,485           $3,486,939
                                            =============== ====================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1999, 1998 and 1997 are summarized as follows (in thousands):


                                                                      DECEMBER 31, 1999
                                                 --------------------------------------------------------------
                                                            Fixed                Equity               Total
                                                 -------------------- -------------------- --------------------

Gross unrealized gains                                      $  36,610               $2,902            $  39,512
Gross unrealized (losses)                                    (199,156)                (119)            (199,275)
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses)                                (162,546)               2,783             (159,763)
Deferred income tax                                            56,891                 (974)              55,917
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses) after taxes                    (105,655)               1,809             (103,846)
Less:
   Balance at beginning of year                                77,966                1,065               79,031
                                                 -------------------- -------------------- --------------------
Change in net unrealized gains
   (losses)                                                 $(183,621)              $  744            $(182,877)
                                                 ==================== ==================== ====================


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Corporate Benefits                            78

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)



                                                     DECEMBER 31, 1998
                                       ----------------------------------------
                                          Fixed          Equity         Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $157,568         $1,786       $159,354
Gross unrealized (losses)                 (37,620)          (147)       (37,767)
                                       ---------- -------------- --------------
Net unrealized gains                      119,948          1,639        121,587
Deferred income tax                       (41,982)          (574)       (42,556)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           77,966          1,065         79,031
Less:
   Balance at beginning of year            94,470            822         95,292
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                             $ (16,504)       $   243      $ (16,261)
                                       ========== ============== ==============


                                                     DECEMBER 31, 1997
                                       ----------------------------------------
                                         Fixed           Equity        Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $161,625         $1,513       $163,138
Gross unrealized (losses)                 (16,282)          (248)       (16,530)
                                       ---------- -------------- --------------
Net unrealized gains                      145,343          1,265        146,608
Deferred income tax                       (50,873)          (443)       (51,316)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           94,470            822         95,292
Less:
   Balance at beginning of year            71,237            289         71,526
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                              $ 23,233        $   533      $  23,766
                                       ========== ============== ==============


As part of its overall investment management strategy, the Company has entered into agreements to purchase $140,600,000 in mortgage loans as of December 31, 1999. These agreements were settled during 2000. The Company had no agreements to sell securities at December 31, 1999.


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Corporate Benefits                            79

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $288,694       $278,227        $259,936
Mortgage loans on real estate            66,687         47,567          40,908
Policy loans                             60,284         58,016          56,087
Other investments                         2,068          2,911           3,159
                                   ------------ -------------- ---------------
                                        417,733        386,721         360,090
Investment expenses                     (23,566)       (24,725)        (19,192)
                                   ------------ -------------- ---------------
Net investment income                  $394,167       $361,996        $340,898
                                   ============ ============== ===============

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $(41,679)      $  9,691         $27,717
Equity securities                           142            168             (57)
Real estate and other                     2,042            959             985
                                   ------------ -------------- ---------------
Net realized gains (losses) on
   investments                         $(39,495)       $10,818         $28,645
                                   ============ ============== ===============

During 1999, 1998 and 1997, fixed maturities and marketable equity securities available-for-sale were sold with fair values at the date of sale of $2,300,481,000, $5,018,240,000 and $2,281,886,000, respectively. Gross gains of
$20,117,000, $44,314,000 and $41,017,000 and gross losses of $61,654,000,
$34,455,000 and $13,357,000 were realized on those sales in 1999, 1998 and 1997, respectively.

At December 31, 1999 and 1998, bonds with an amortized cost of $28,755,000 and $29,081,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.



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Corporate Benefits                            80

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.


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Corporate Benefits                            81

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1999 and 1998 (in thousands):


                                                      DECEMBER 31, 1999
                                 ----------------------------------------------
                                 Notional    Amortized       Fair      Balance
                                  amount       cost         value       sheet
                                 ---------- ----------  ----------- -----------


Interest rate contracts:
   Swaps                         $1,340,582    $  (125)     $19,014     $   311
   Swaps--affiliates              1,034,535        125      (18,869)        125
                                 ---------- ----------  ----------- -----------
Total swaps                       2,375,117          -          145         436

   Caps owned                        50,525         80           17          40
   Caps owned--affiliates            20,525        (39)         (17)        (40)
                                 ---------- ----------  ----------- -----------
Total caps owned                     71,050         41            -           -

   Floors owned                      90,500        252          172         332
   Floors owned--affiliates               -          -            -           -
                                 ---------- ----------  ----------- -----------
Total floors owned                   90,500        252          172         332

   Options owned                    302,000      4,000        7,118       4,000
   Options owned--affiliates        277,000     (3,210)      (6,198)     (3,210)
                                 ---------- ----------  ----------- -----------
Total options owned                 579,000        790          920         790
                                 ---------- ----------  ----------- -----------

   Forwards owned                   152,300          -           37           -
   Forwards owned--affiliates       144,300          -          (32)          -
                                 ---------- ----------  ----------- -----------
Total forwards owned                296,600          -            5           -
                                 ---------- ----------  ----------- -----------

Total derivatives                $3,412,267     $1,083     $  1,242      $1,558
                                 ========== ==========  =========== ===========



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Corporate Benefits                            82

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


                                                DECEMBER 31, 1998
                                  ---------------------------------------------
                                    Notional   Amortized      Fair      Balance
                                     amount      cost        value       sheet
                                  ------------ ---------  ---------- ----------


Interest rate contracts:
   Swaps                           $   767,873   $  (155)    $(2,952)   $(2,952)
   Swaps--affiliates                   734,176       155       5,440      5,440
                                  ------------ ---------  ---------- ----------
Total swaps                          1,502,049         -       2,488      2,488

   Caps owned                          560,000       312          11         11
   Caps owned--affiliates                    -         -           -          -
                                  ------------ ---------  ---------- ----------
Total caps owned                       560,000       312          11         11

   Floors owned                        422,485       (72)      3,768      3,768
   Floors owned--affiliates              8,485        72         167        167
                                  ------------ ---------  ---------- ----------
Total floors owned                     430,970         -       3,935      3,935

   Options owned                       418,300     5,268       2,664      2,664
   Options owned--affiliates           418,300    (5,268)     (2,664)    (2,664)
                                  ------------ ---------  ---------- ----------
Total options owned                    836,600         -           -          -
                                  ------------ ---------  ---------- ----------

   Forwards owned                            -         -           -          -
   Forwards owned--affiliates                -         -           -          -
                                  ------------ ---------  ---------- ----------
Total forwards owned                         -         -           -          -
                                  ------------ ---------  ---------- ----------

Total derivatives                   $3,329,619   $   312     $ 6,434    $ 6,434
                                  ============ =========  ========== ==========

4. CONCENTRATIONS OF CREDIT RISK

At December 31, 1999, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $319,122,000. These holdings amounted to 9.1% of the Company's investments in fixed maturity securities and 2.8% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999, the Company's mortgages involved a concentration of properties located in Florida (15.2%), Texas (9.9%), and Georgia (6.2%). The remaining mortgages relate to properties located in 36 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $24,076,000.


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Corporate Benefits                            83

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS

PENSION PLANS AND POSTRETIREMENT BENEFITS

The Company has a qualified noncontributory defined benefit retirement plan covering substantially all employees. In addition, the Company maintains a non-qualified unfunded Supplemental Employees' Retirement Plan (SERP). In addition to providing pension plans, the Company provides certain health care and life insurance benefits for retired employees.

The funded status and the amounts recognized in the balance sheets for the defined benefit plans and other postretirement benefit plans are as follows (in thousands):


                                                                         DECEMBER 31
                                                       1999                                             1998
                                      ------------------------------------------      ------------------------------------------
                                        Qualified                     Post-             Qualified                     Post-
                                          plan          SERP        retirement            plan          SERP        retirement
                                      ------------- ------------- --------------      -------------  -----------  --------------

Projected benefit obligation               $(36,352)     $(11,803)      $ (6,256)          $(38,685)     $(8,320)       $ (8,949)
Less plan assets at fair value               50,495             -              -             47,230            -               -
                                      ------------- ------------- --------------      -------------  -----------  --------------
Plan assets in excess (deficient)
   of projected benefit obligation         $ 14,143      $(11,803)      $ (6,256)          $  8,545      $(8,320)       $ (8,949)
                                      ============= ============= ==============      =============  ===========  ==============

Net asset (liability)                      $  1,200      $ (6,501)      $(12,813)          $  1,240      $(4,918)       $(12,044)
                                      ============= ============= ==============      =============  ===========  ==============

As of December 31, 1999 and 1998, the Company recognized an additional minimum net liability on the SERP of $2,200,000 and $1,482,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability. Prior to 1998, the change in the additional minimum net liability was reported in net income. Beginning in 1998, the change in the additional minimum net liability is recorded net of tax as a component of other comprehensive income directly in stockholder's equity.

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Corporate Benefits                            84

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost, employer contributions, plan participant contributions, and benefits paid for the defined benefit plans are as follows (in thousands):


                                     1999                              1998                              1997
                         -------------------------------- --------------------------------- ---------------------------------
                         Qualified              Post-       Qualified              Post-       Qualified              Post-
                            plan      SERP    retirement       plan      SERP    retirement       plan      SERP   retirement
                         ---------- -------- ------------ ------------ -------- ----------- ------------- -------- -----------

Net periodic pension
   expense                   $   40   $1,971       $1,236         $ 82   $1,109         $893         $607   $1,502        $755
Employer contributions            -      387          467            -      325          218            -      317         198
Plan participants'
   contributions                  -        -           94            -        -           77            -        -          71
Benefits paid                 1,238      387          561          890      325          296          811      317         268

Assumptions used in accounting for the defined benefit plans as of December 31, 1999, 1998, and 1997 were as follows:


                                                1999        1998        1997
                                               -------- ----------- ------------
Weighted-average discount rate                  8.00%      6.75%       7.25%
Rate of increase in compensation level          5.00%      4.00%       4.25%
Expected long-term rate of return on assets     9.25%      9.50%       9.50%

Plan assets of the defined benefit plans at December 31, 1999 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds and common stock. Certain of the Qualified Plan's investments are held in the ING-NA Master Trust, which was established in 1998 for the investment of assets of the Plan and several other ING-NA-sponsored retirement plans.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 9.5% graded to 5.5% over eight years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $1,217,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $235,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $(981,000)

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Corporate Benefits                            85

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $(185,000).

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 8.00% at December 31, 1999, 6.75% at December 31, 1998 and 7.50% at December 31, 1997.

Effective January 1, 2000, the Postretirement Benefit Plan was amended, causing the Company's current year projected benefit obligation to decrease.

401(K) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution plan which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $10,000 for both 1999 and 1998, and $9,500 for 1997. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,423,000 for 1999, $1,343,000 for 1998, and $1,211,000 for 1997.

Plan assets of the Savings Plan at December 31, 1999 are invested in a group deposit administration contract (the Contract) with the Company, various stock funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $28.7 million and $27.8 million at December 31, 1999 and 1998, respectively. Effective January 1, 2000, the Plan was merged into the ING Savings Plan, a defined contribution plan sponsored by the Company's parent.

6. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders, and are excluded from the amounts reported in the consolidated statements of income except for benefits paid in excess of policyholder account values and fees charged for surrender, administration services and mortality risk.


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Corporate Benefits                            86

           Security Life of Denver Insurance Company and Subsidiaries

7. LEASES

In 1997, the Company terminated a significant operating lease agreement relating to electronic data processing equipment due to outsourcing of computer operations. The Company incurred $4,819,000 in lease expense in 1997 related to that agreement prior to termination. The Company does not have any other significant lease obligations. Total rental expense for all equipment leases was approximately $0 for the years ended December 31, 1999 and 1998, and $4,993,000 for the year ended December 31, 1997.

8. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1999, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $3,000,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk. The use of reinsurance pools with more than 30 retrocessionaires from 10 different countries also minimizes the Company's exposure to significant losses from retrocessionaire insolvencies.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. As of December 31, 1999, $3.3 billion of an affiliate's invested assets were held in trust pursuant to these agreements.



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Corporate Benefits                            87

           Security Life of Denver Insurance Company and Subsidiaries

8. REINSURANCE (CONTINUED)

These GIC transactions are summarized as follows (in thousands):


                                                                    1999                           1998
                                                       ------------------------------ -------------------------------
                                                                           Policy                           Policy
                                                          Deposits       liabilities      Deposits       liabilities
                                                      ---------------- --------------- --------------- ----------------

Direct (nonaffiliated)                                      $1,805,434      $3,787,729      $2,773,952       $3,112,460
Assumed from affiliate:
   Life Insurance Company of Georgia                                 -          97,490               -           97,552
                                                      ---------------- --------------- --------------- ----------------
                                                             1,805,434       3,885,219       2,773,952        3,210,012
Ceded to affiliates:
   Columbine Life Insurance Company                           (129,768)              -      (2,547,743)      (2,696,409)
   Life Insurance Company of Georgia                          (683,100)       (663,325)       (225,083)        (512,477)
   First Columbine Life Insurance Company                     (650,300)     (2,888,079)         (1,126)          (1,126)
                                                      ---------------- --------------- --------------- ----------------
Net                                                         $  342,266      $  333,815      $        -       $        -
                                                      ================ =============== =============== ================

Ceded GIC policy liabilities totaling $3,551 and $3,210 million as of December 31, 1999 and 1998, respectively, are classified as part of prepaid reinsurance premiums.

During 1999 and 1998, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financial arrangements and, in accordance with U.S. GAAP, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from reinsurers. During 1998, the Company entered into a new financial reinsurance contract with an affiliated company.

9. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax payable or receivable that the member would have had for the period had it filed a separate return.


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Corporate Benefits                            88

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):


                                                          DECEMBER 31
                                                     1999            1998
                                                ------------- ---------------

Deferred tax liabilities:
   Deferred policy acquisition costs                $(344,540)      $(272,970)
   Unrealized gains/losses                                  -         (42,556)
                                                ------------- ---------------
Total deferred tax liabilities                       (344,540)       (315,526)

Deferred tax assets:
   Benefit reserves and surplus relief                 90,895         102,177
   Tax-basis deferred policy acquisition costs         90,508          83,836
   Investment income                                   22,201          13,712
   Unrealized gains                                    55,917               -
   Nonqualified deferred compensation                  14,181          14,667
   Postretirement employee benefits                     2,542           2,501
   Separate accounts                                   26,961          18,775
   Other, net                                          22,656          19,796
                                                ------------- ---------------
Total deferred tax assets                             325,861         255,464
                                                ------------- ---------------
Net deferred tax liabilities                        $ (18,679)      $ (60,062)
                                                ============= ===============

The components of federal income tax expense consist of the following (in thousands):


                                                 DECEMBER 31
                                     1999             1998             1997
                                 -------------- --------------- ---------------

Current                                 $ 9,399         $24,111         $37,542
Deferred                                 16,934           9,955           9,477
                                 -------------- --------------- ---------------
Federal income tax expense              $26,333         $34,066         $47,019
                                 ============== =============== ===============

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

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Corporate Benefits                            89

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

The Company had net income tax payments of $28,723,000 during 1999, $18,283,000 during 1998, and $55,468,000 during 1997 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

10. LONG-TERM DEBT

Long-term indebtedness to related parties for $100,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1999. This subordinated note bears interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury Bonds plus 1/4% adjusted annually.

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning April 15, 2000 and continuing through April 15, 2004, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1999, the Company accrued interest of $11,098,000. Upon receiving approval from the Commissioner of Insurance of the State of Colorado, the Company made a $5,128,000 payment for accrued interest during 1998. The Company recognized interest expense of $5,711,000, $5,387,000, and $5,096,000 for the years ended December 31, 1999, 1998, and 1997, respectively.


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Corporate Benefits                            90

           Security Life of Denver Insurance Company and Subsidiaries

10. LONG-TERM DEBT (CONTINUED)

Future minimum payments, assuming a current effective interest rate of 6.65%, are as follows (in thousands):


                                                TOTAL
YEAR                                           PAYMENTS
----------------------------------------- ------------------

2000                                               $  26,838
2001                                                  26,838
2002                                                  26,838
2003                                                  26,838
2004                                                  26,838
                                          ------------------
Total                                                134,190
Less imputed interest                                (34,190)
                                          ------------------
Principal outstanding                               $100,000
                                          ==================

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within the state, and may change in the future.

During 1998, the NAIC completed the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Security Life uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. Accordingly, before Codification becomes effective for Security Life, the State of Colorado must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that the State of Colorado will adopt Codification.


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Corporate Benefits                            91

           Security Life of Denver Insurance Company and Subsidiaries

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1999, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $434,983,000 and $386,607,000 at December 31, 1999 and
1998, respectively. Combined net income, determined in accordance with SAP, was $18,635,000, $11,712,000, and $22,261,000 for the years ended December 31, 1999,
1998, and 1997, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1999. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.





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Corporate Benefits                            92

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


















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Corporate Benefits                            93

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998 are summarized below (in thousands):


                                                                          DECEMBER 31
                                                          1999                                    1998
                                           ---------------------------------- --- ------------------------------------
                                                  Carrying                               Carrying
                                                  amount          Fair value             amount          Fair value
                                          -----------------------------------    ------------------------------------
ASSETS
Fixed maturities (Note 2)                        $3,486,939        $3,486,939           $3,503,530         $3,503,530
Equity securities (Note 2)                            7,944             7,944                8,400              8,400
Mortgage loans                                    1,006,443           975,436              784,108            832,629
Policy loans                                        961,586           961,586              925,623            925,623
Short-term investments                              186,917           186,917                  747                747
Cash                                                 48,630            48,630               31,644             31,644
Indebtedness from
   related parties                                   33,220            33,220                4,339              4,339
Separate account assets                             644,975           644,975              423,474            423,474

LIABILITIES
Supplemental contracts
   without life contingencies                         3,778             3,778                3,966              3,966
Other policyholder funds left
   on deposit                                       431,706           431,706               98,638             98,638
Individual and group
   annuities, net of reinsurance                    149,089           152,824               87,096             86,007
Indebtedness to related
   parties                                           34,231            34,231               13,755             13,755
Long-term debt to related
   parties                                          100,000           100,000              100,000            100,000
Accrued interest on
   long-term debt to related
   parties                                           11,098            11,098                5,387              5,387
Separate account liabilities                        644,975           644,975              423,474            423,474



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Corporate Benefits                            94

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair values.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

    FIXED MATURITIES AND EQUITY SECURITIES: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 4.2% and 22.9% over the total portfolio. The fair values of equity securities are based on quoted market prices.

    MORTGAGE LOANS: Estimated market values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

    All residential loans are valued at their outstanding principal balances, which approximate their fair values.

    POLICY LOANS: The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.



--------------------------------------------------------------------------------
Corporate Benefits                            95

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

    OFF-BALANCE-SHEET INSTRUMENTS: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $70,000,000 and $66,480,000 in 1999 and 1998, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such contracts had a value of $471,380,000 and $433,689,000 at December 31, 1999 and 1998, respectively.
    Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 90% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

    LETTERS OF CREDIT: The Company is the beneficiary of letters of credit totaling $198,726,000 which have a market value to the Company of $0 and two lines of credit totaling $307,902,000 which have a market value to the Company of $0 (see Note 14).

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.






--------------------------------------------------------------------------------
Corporate Benefits                            96

           Security Life of Denver Insurance Company and Subsidiaries

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company has an accrued liability of $38,000,000 at December 31, 1999 related to certain potential litigation similar to that faced by other major life insurers. This litigation relates to sales practices of interest-sensitive policies. The Company is vigorously defending its position in these cases. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

14. OTHER FINANCING ARRANGEMENTS

The Company has a $167,902,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $140,000,000, also to provide short-term liquidity, which expires July 31, 2000. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. The outstanding borrowings under these agreements were $16,200,000 and $0 at December 31, 1999 and 1998, respectively. The weighted-average balance outstanding of short-term debt was $13.1 million during 1999. The weighted-average interest rate paid on this debt during 1999 was 5.20% (see Note 12).

The Company is the beneficiary of letters of credit totaling $198,726,000 that were established in accordance with the terms of reinsurance agreements. Such letters of credit are unconditional and irrevocable, and provide for automatic renewal for the following year at December 31. The letters were unused during both 1999 and 1998.










--------------------------------------------------------------------------------
Corporate Benefits                            97

                                   Financial Statements

                                   Security Life Separate Account L1
                                   of Security Life of Denver
                                   Insurance Company


                                   Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors













--------------------------------------------------------------------------------
Corporate Benefits                            98

                        Security Life Separate Account L1

                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ..............................................100

Audited Financial Statements

Statement of Net Assets .....................................................102
Statement of Operations .....................................................109
Statement of Changes in Net Assets ..........................................129
Notes to Financial Statements ...............................................149





--------------------------------------------------------------------------------
Corporate Benefits                           99

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
    Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 of Security Life of Denver Insurance Company (comprising, respectively, the Neuberger Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth and Partners Divisions) ("NB"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Equity Income, High Yield, Utilities and Small Company Growth Divisions) ("INVESCO"), the Van Eck Worldwide Trust (comprising the Worldwide Hard Assets, Worldwide Bond, Worldwide Emerging Markets and Worldwide Real Estate Divisions) ("Van Eck") and AIM Advisors, Inc. (comprising the Capital Appreciation and Government Securities Divisions) ("AIM")) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
April 7, 2000


--------------------------------------------------------------------------------
Corporate Benefits                          100

                        Security Life Separate Account L1

                             Statement of Net Assets

                                December 31, 1999



                                   TOTAL
                                    ALL          TOTAL         TOTAL            TOTAL         TOTAL         TOTAL        TOTAL
                                 DIVISIONS        NB           ALGER          FIDELITY       INVESCO       VAN ECK        AIM
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
ASSETS
Investments in mutual funds at
   market value (Note C)          $520,874,988  $53,597,588  $109,451,239     $294,325,533   $44,538,862   $6,258,525   $12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total assets                       520,874,988   53,597,588   109,451,239      294,325,533    44,538,862    6,258,525    12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

LIABILITIES
Due to (from) Security Life of        (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
   Denver
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total Liabilities                     (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

Net assets                        $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)         $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

TOTAL POLICYHOLDER RESERVES       $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          101

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              NB
                                           --------------------------------------------------------------------------
                                                 Total              Limited
                                                   NB            Maturity Bond        Growth           Partners
                                           ------------------ ------------------- --------------- -------------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $53,597,588         $11,200,520     $13,066,321         $29,330,747
                                           ------------------ ------------------- --------------- -------------------
Total assets                                       53,597,588          11,200,520      13,066,321          29,330,747
                                           ------------------ ------------------- --------------- -------------------

LIABILITIES
Due to (from) Security Life of Denver                 (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------
Total Liabilities                                     (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------

Net assets                                        $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ------------------ ------------------- --------------- -------------------

TOTAL POLICYHOLDER RESERVES                       $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

Number of divisional units outstanding
   (Note G)                                                           889,159.604     434,338.368       1,212,133.448
                                                              =================== =============== ===================

Value per divisional unit                                                  $12.60          $30.11              $24.27
                                                              =================== =============== ===================


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          102

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              ALGER
                                             --------------------------------------------------------------------------------------
                                                                   American         American                            American
                                                  Total             Small            MidCap         American           Leveraged
                                                  Alger         Capitalization       Growth          Growth             AllCap
                                             ---------------- ------------------ --------------- ---------------- -----------------

ASSETS
Investments in mutual funds at
   market value (Note C)                         $109,451,239        $27,748,150     $17,280,636      $41,361,603       $23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total assets                                      109,451,239         27,748,150      17,280,636       41,361,603        23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------

LIABILITIES
Due to (from) Security Life of Denver                (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total Liabilities                                    (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------

Net assets                                       $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                        $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ---------------- ------------------ --------------- ---------------- -----------------

TOTAL POLICYHOLDER RESERVES                      $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

Number of divisional units outstanding
   (Note G)                                                        1,055,757.484     576,738.314    1,257,371.637       425,281.099
                                                              ================== =============== ================ =================

Value per divisional unit                                                 $26.31          $29.97           $32.91            $54.23
                                                              ================== =============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          103

                        Security Life Separate Account L1

                                December 31, 1999




                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                         Total         Asset                                            Money
                                       Fidelity       Manager          Growth         Overseas         Market        Index 500
                                     ---------------------------------------------------------------------------------------------

ASSETS
Investments in mutual funds at
   market value (Note C)              $294,325,533     $13,585,360     $58,152,709      $34,884,083    $34,799,038    $152,904,343
                                     ---------------------------------------------------------------------------------------------
Total assets                           294,325,533      13,585,360      58,152,709       34,884,083     34,799,038     152,904,343
                                     ---------------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver    (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------
Total Liabilities                        (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------

Net assets                            $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)             $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     ---------------------------------------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES           $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

Number of divisional units outstanding
   (Note G)                                            722,717.906   1,676,236.646    1,716,617.627  2,763,648.297   4,772,484.597
                                                  ================================================================================

Value per divisional unit                                   $18.80          $34.70           $20.38         $12.59          $32.04
                                                  ================================================================================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          104

                        Security Life Separate Account L1

                                December 31, 1999





                                                                         INVESCO
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           Small
                                            Total           Total         Equity                                          Company
                                           INVESCO         Return         Income       High Yield       Utilities         Growth
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)                   $44,538,862     $10,386,525    $16,189,342     $9,419,547      $4,140,713      $4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total assets                                44,538,862      10,386,525     16,189,342      9,419,547       4,140,713       4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

LIABILITIES
Due to (from) Security Life of Denver         (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total Liabilities                             (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

Net assets                                 $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                  $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

TOTAL POLICYHOLDER RESERVES                $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

Number of divisional units outstanding
   (Note G)                                                602,187.614    621,047.937    536,863.946     189,409.984     212,503.210
                                                        ============== ============== ============== ===============  ==============

Value per divisional unit                                       $17.25         $26.12         $17.55          $21.86          $21.03
                                                        ============== ============== ============== ===============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          105

                        Security Life Separate Account L1

                                December 31, 1999





                                                                            VAN ECK
                                            ---------------------------------------------------------------------------------
                                                                Worldwide                       Worldwide        Worldwide
                                                 Total            Hard          Worldwide        Emerging          Real
                                                Van Eck          Assets           Bond           Markets          Estate
                                            ---------------- --------------- ---------------  --------------  ---------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $6,258,525      $2,305,855        $335,746      $3,067,087         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------
Total assets                                       6,258,525       2,305,855         335,746       3,067,087          549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

LIABILITIES
Due to (from) Security Life of Denver               (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------
Total Liabilities                                   (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------

Net assets                                        $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

TOTAL POLICYHOLDER RESERVES                       $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

Number of divisional units outstanding
   (Note G)                                                      236,972.429      33,114.078     228,819.195       64,967.173
                                                             =============== ===============  ==============  ===============

Value per divisional unit                                              $9.73          $10.09          $13.61            $8.46
                                                             =============== ===============  ==============  ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                         106

                        Security Life Separate Account L1

                                December 31, 1999





                                                         AIM
                                         ---------------------------------------
                                             Total      Capital       Government
                                              AIM     Appreciation    Securities
                                         ------------ ------------ -------------

ASSETS
Investments in mutual funds at
   market value (Note C)                  $12,703,241   $5,308,909    $7,394,332
                                         ------------ ------------ -------------
Total assets                               12,703,241    5,308,909     7,394,332
                                         ------------ ------------ -------------

LIABILITIES
Due to (from) Security Life of Denver            (14)         (13)           (1)
                                         ------------ ------------ -------------
Total Liabilities                                (14)         (13)           (1)
                                         ------------ ------------ -------------

Net assets                                $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                 $12,703,255   $5,308,922    $7,394,333
                                         ------------ ------------ -------------

TOTAL POLICYHOLDER RESERVES               $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

Number of divisional units outstanding
   (Note G)                                            323,846.032   715,905.149
                                                      ============ =============

Value per divisional unit                                   $16.39        $10.33
                                                      ============ =============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          107

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1999



                                         Total
                                          All          Total          Total         Total          Total         Total        Total
                                       Divisions        NB            Alger       Fidelity        INVESCO       Van Eck        AIM
                                     ------------- -------------  ------------- -------------  ------------- -----------------------

INVESTMENT INCOME
Dividends from mutual funds            $18,884,169    $2,123,919    $ 7,325,481   $ 7,908,482     $1,183,695 $   30,826      311,766
Less valuation period deductions
    (Note B)                             2,908,885       371,218        557,411     1,629,301        272,130     27,814       51,011
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net investment income (loss)            15,975,284     1,752,701      6,768,070     6,279,181        911,565      3,012      260,755
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                         18,191,446       557,950      5,023,269    11,358,812      1,094,239     73,144       84,032
Net unrealized gains (losses) on
    investments                         55,998,041     3,797,732     17,500,945    30,152,442      2,135,798  1,374,192    1,036,932
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net realized and unrealized gains
    (losses) on investments             74,189,487     4,355,682     22,524,214    41,511,254      3,230,037  1,447,336    1,120,964
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS          $90,164,771    $6,108,383    $29,292,284   $47,790,435     $4,141,602 $1,450,348   $1,381,719
                                     ============= =============  ============= =============  ============= ==========  ===========



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          108

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                              NB
                                                  ---------------------------------------------------------------------
                                                        Total            Limited
                                                         NB           Maturity Bond           Growth           Partners
                                                  ---------------------------------  ----------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds                          $2,123,919            $911,596        $  453,085        $  759,238
Less valuation period deductions
    (Note B)                                            371,218             108,699            70,308           192,211
                                                  ---------------------------------  ----------------  ----------------
Net investment income (loss)                          1,752,701             802,897           382,777           567,027
                                                  ---------------------------------  ----------------  ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                         557,950           (293,615)           318,964           532,601
Net unrealized gains (losses) on
    investments                                       3,797,732           (423,477)         3,714,218           506,991
                                                  ---------------------------------  ----------------  ----------------
Net realized and unrealized gains
    (losses) on investments                           4,355,682           (717,092)         4,033,182         1,039,592
                                                  ---------------------------------  ----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $6,108,383            $ 85,805        $4,415,959        $1,606,619
                                                  =================================  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                          109

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            ALGER
                                          -----------------------------------------------------------------------------------------
                                                               American           American                            American
                                               Total             Small             MidCap           American          Leveraged
                                               Alger        Capitalization         Growth            Growth            AllCap
                                          --------------- ------------------- ----------------  ----------------  -----------------

INVESTMENT INCOME
Dividends from mutual funds                   $ 7,325,481          $2,200,048       $1,636,538        $2,764,203         $  724,692
Less valuation period deductions
    (Note B)                                      557,411             141,734           88,955           233,373             93,349
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net investment income (loss)                    6,768,070           2,058,314        1,547,583         2,530,830            631,343
                                          --------------- ------------------- ----------------  ----------------  -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                 5,023,269              94,825          322,974         2,007,625          2,597,845
Net unrealized gains (losses) on
    investments                                17,500,945           5,993,398        2,015,333         4,584,649          4,907,565
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net realized and unrealized gains
    (losses) on investments                    22,524,214           6,088,223        2,338,307         6,592,274          7,505,410
                                          --------------- ------------------- ----------------  ----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $29,292,284          $8,146,537       $3,885,890        $9,123,104         $8,136,753
                                          =============== =================== ================  ================  =================



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           110

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                          Total           Asset                                          Money
                                        Fidelity         Manager        Growth          Overseas        Market        Index 500
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 7,908,482     $  798,528     $ 3,508,501      $  820,014      $1,277,704    $ 1,503,735
Less valuation period deductions
    (Note B)                               1,629,301         83,646         308,868         188,207         188,211        860,369
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net investment income (loss)               6,279,181        714,882       3,199,633         631,807       1,089,493        643,366
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                           11,358,812        122,474       7,459,882         553,230               -      3,223,226
Net unrealized gains (losses) on
    investments                           30,152,442        316,538       3,509,953       8,740,414               -     17,585,537
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               41,511,254        439,012      10,969,835       9,293,644               -     20,808,763
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS            $47,790,435     $1,153,894     $14,169,468      $9,925,451      $1,089,493    $21,452,129
                                     ===============  ============= ===============  ============== =============== ==============



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           111

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                                         INVESCO
                                     -----------------------------------------------------------------------------------------------
                                          Total           Total          Equity                                     Small Company
                                         INVESCO         Return          Income      High Yield      Utilities          Growth
                                     --------------- --------------- --------------- -------------  ------------- ------------------

INVESTMENT INCOME
Dividends from mutual funds               $1,183,695      $  276,071      $  252,055      $618,531       $ 37,038         $        -
Less valuation period deductions
    (Note B)                                 272,130          71,255          97,430        65,338         23,769             14,338
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net investment income (loss)                 911,565         204,816         154,625       553,193         13,269           (14,338)
                                     --------------- --------------- --------------- -------------  ------------- ------------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            1,094,239         286,623         506,767     (241,611)        304,911            237,549
Net unrealized gains (losses) on
    investments                            2,135,798       (923,083)         965,264       379,005        179,598          1,535,014
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net realized and unrealized gains
    (losses) on investments                3,230,037       (636,460)       1,472,031       137,394        484,509          1,772,563
                                     --------------- --------------- --------------- -------------  ------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             $4,141,602      $(431,644)      $1,626,656      $690,587       $497,778         $1,758,225
                                     =============== =============== =============== =============  ============= ==================



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           112

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                           ----------------------------------------------------------------------------------
                                                                                               Worldwide
                                                Total         Worldwide        Worldwide        Emerging        Worldwide
                                               Van Eck       Hard Assets         Bond           Markets        Real Estate
                                           --------------- ---------------  --------------- ---------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                     $   30,826        $ 16,585        $  12,446                -        $   1,795
Less valuation period deductions
    (Note B)                                        27,814          12,646            2,550           10,886            1,732
                                           --------------- ---------------  --------------- ---------------- ----------------
Net investment income (loss)                         3,012           3,939            9,896         (10,886)               63
                                           --------------- ---------------  --------------- ---------------- ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                     73,144       (313,009)         (25,853)          410,384            1,622
Net unrealized gains (losses) on
    investments                                  1,374,192         592,123          (9,920)          809,962         (17,973)
                                           --------------- ---------------  --------------- ---------------- ----------------
Net realized and unrealized gains
    (losses) on investments                      1,447,336         279,114         (35,773)        1,220,346         (16,351)
                                           --------------- ---------------  --------------- ---------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $1,450,348        $283,053        $(25,877)       $1,209,460        $(16,288)
                                           =============== ===============  =============== ================ ================



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           113

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------

                                          Total       Capital      Government
                                           AIM     Appreciation    Securities
                                        ---------- ------------ --------------

INVESTMENT INCOME
Dividends from mutual funds             $  311,766   $  113,467      $ 198,299
Less valuation period deductions
    (Note B)                                51,011       19,289         31,722
                                        ---------- ------------ --------------
Net investment income (loss)               260,755       94,178        166,577
                                        ---------- ------------ --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             84,032       92,256        (8,224)
Net unrealized gains (losses) on
    investments                          1,036,932    1,257,369      (220,437)
                                        ---------- ------------ --------------
Net realized and unrealized gains
    (losses) on investments              1,120,964    1,349,625      (228,661)
                                        ---------- ------------ --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS           $1,381,719   $1,443,803      $(62,084)
                                        ========== ============ ==============


See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           114

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1998



                                        TOTAL
                                         ALL         TOTAL         TOTAL         TOTAL           TOTAL        TOTAL        TOTAL
                                      DIVISIONS        NB          ALGER        FIDELITY        INVESCO      VAN ECK        AIM
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

INVESTMENT INCOME
Dividends from mutual funds            $17,747,833   $4,273,690   $ 4,617,072    $ 6,943,854    $1,625,860     $ 189,620    $ 97,737
Less valuation period deductions
   (Note B)                              1,740,661      291,487       290,412        971,160       162,321        11,393      13,888
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net investment income (loss)            16,007,172    3,982,203     4,326,660      5,972,694     1,463,539       178,227      83,849
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           8,536,274      347,823     1,685,294      6,403,348       355,780      (260,570)      4,599
Net unrealized gains (losses) on
   investments                          18,766,977   (2,323,636)    5,825,800     15,230,082       248,681      (368,037)    154,087
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net realized and unrealized gains
   (losses) on investments              27,303,251   (1,975,813)    7,511,094     21,633,430       604,461      (628,607)    158,686
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $43,310,423   $2,006,390   $11,837,754    $27,606,124    $2,068,000     $(450,380)   $242,535
                                    ============== ============ ============= ============== =============  ============ ===========



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           115

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                              NB
                                        --------------------------------------------------------------------------------
                                             Total          Limited                         Government
                                              NB           Maturity         Growth           Income         Partners
                                                             Bond
                                        --------------- --------------- ---------------  --------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $4,273,690        $409,268      $1,579,109         $136,565      $2,148,748
Less valuation period deductions
   (Note B)                                     291,487          87,183          52,660            3,213         148,431
                                        --------------- --------------- ---------------  --------------- ---------------
Net investment income (loss)                  3,982,203         322,085       1,526,449          133,352       2,000,317
                                        --------------- --------------- ---------------  --------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                  347,823          10,003        (264,148)         (53,894)        655,862
Net unrealized gains (losses) on
   investments                               (2,323,636)         59,369         (81,576)         (60,954)     (2,240,475)
                                        --------------- --------------- ---------------  --------------- ---------------
Net realized and unrealized gains
   (losses) on investments                   (1,975,813)         69,372        (345,724)        (114,848)     (1,584,613)
                                        --------------- --------------- ---------------  --------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          $2,006,390        $391,457      $1,180,725         $ 18,504      $  415,704
                                        =============== =============== ===============  =============== ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           116

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                        ------------------------------------------------------------------------------------
                                                             American          American                         American
                                             Total             Small            MidCap          American        Leveraged
                                             Alger        Capitalization        Growth           Growth          AllCap
                                        ---------------- -----------------  --------------- ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $ 4,617,072        $1,681,373       $  593,045       $2,196,712      $  145,942
Less valuation period deductions
   (Note B)                                      290,412            95,588           53,316          113,376          28,132
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net investment income (loss)                   4,326,660         1,585,785          539,729        2,083,336         117,810
                                        ---------------- -----------------  --------------- ---------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                 1,685,294           186,963          316,932          915,872         265,527
Net unrealized gains (losses) on
   investments                                 5,825,800           166,990        1,022,340        3,099,428       1,537,042
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net realized and unrealized gains
   (losses) on investments                     7,511,094           353,953        1,339,272        4,015,300       1,802,569
                                        ---------------- -----------------  --------------- ---------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM                     $11,837,754        $1,939,738       $1,879,001       $6,098,636      $1,920,379
OPERATIONS
                                        ================ =================  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           117

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                    ---------------------------------------------------------------------------------------
                                        Total          Asset                                      Money
                                       Fidelity       Manager        Growth        Overseas       Market       Index 500
                                    -------------- -------------- ------------- -------------- ------------ ---------------

INVESTMENT INCOME
Dividends from mutual funds            $ 6,943,854     $  808,986    $2,663,618     $1,015,626     $830,137     $ 1,625,487
Less valuation period deductions
   (Note B)                                971,160         63,669       183,002        129,504      116,932         478,053
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net investment income (loss)             5,972,694        745,317     2,480,616        886,122      713,205       1,147,434
                                    -------------- -------------- ------------- -------------- ------------ ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           6,403,348         20,247     1,534,000        298,379            -       4,550,722
Net unrealized gains (losses) on
   investments                          15,230,082        315,702     4,444,805        707,398            -       9,762,177
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net realized and unrealized gains
   (losses) on investments              21,633,430        335,949     5,978,805      1,005,777            -      14,312,899
                                    -------------- -------------- ------------- -------------- ------------ ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $27,606,124     $1,081,266    $8,459,421     $1,891,899     $713,205     $15,460,333
                                    ============== ============== ============= ============== ============ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           118

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                   -------------------------------------------------------------------------------------------
                                        Total           Total         Equity                                   Small Company
                                       INVESCO          Return        Income      High Yield     Utilities         Growth
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds              $1,625,860       $312,534   $  514,174       $769,805      $ 29,058           $   289
Less valuation period deductions
   (Note B)                                 162,321         40,898       60,678         49,140        10,730               875
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net investment income (loss)              1,463,539        271,636      453,496        720,665        18,328              (586)
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              355,780        136,473      342,342       (151,382)       35,245            (6,898)
Net unrealized gains (losses) on
   investments                              248,681         73,689      359,519       (541,125)      282,500            74,098
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net realized and unrealized gains
   (losses) on investments                  604,461        210,162      701,861       (692,507)      317,745            67,200
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      $2,068,000       $481,798   $1,155,357       $ 28,158      $336,073           $66,614
                                   ================ ============== ============ ============== =============  ================


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           119

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                    ---------------------------------------------------------------------------------------------
                                                                        Worldwide                      Worldwide       Worldwide
                                          Total         Worldwide         Hard         Worldwide        Emerging        Real
                                         Van Eck         Balanced        Assets           Bond          Markets        Estate
                                    ----------------- -------------- --------------- --------------  -------------- -------------

INVESTMENT INCOME
Dividends from mutual funds                 $ 189,620        $45,674       $ 143,946         $    -        $      -       $     -
Less valuation period deductions
   (Note B)                                    11,393          1,050           8,170            212           1,736           225
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net investment income (loss)                  178,227         44,624         135,776           (212)         (1,736)         (225)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               (260,570)         4,682        (162,110)           130        (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                               (368,037)       (23,403)       (395,698)         3,953          47,140           (29)
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net realized and unrealized gains
   (losses) on investments                   (628,607)       (18,721)       (557,808)         4,083         (54,296)       (1,865)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         $(450,380)       $25,903       $(422,032)        $3,871        $(56,032)      $(2,090)
                                    ================= ============== =============== ==============  ============== =============



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           120

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                           AIM
                                       -----------------------------------------
                                          Total         Capital       Government
                                           AIM       Appreciation     Securities
                                       ------------  -------------  ------------

INVESTMENT INCOME
Dividends from mutual funds            $  97,737       $  27,109       $  70,628
Less valuation period deductions
   (Note B)                               13,888           3,056          10,832
                                       ---------  --------------  --------------
Net investment income (loss)              83,849          24,053          59,796
                                       ---------  --------------  --------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                             4,599          (3,315)          7,914
Net unrealized gains (losses) on
   investments                           154,087         119,225          34,862
                                       ---------  --------------  --------------
Net realized and unrealized gains
   (losses) on investments               158,686         115,910          42,776
                                       ---------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $242,535        $139,963        $102,572
                                       =========  ==============  ==============


  See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           121

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1997



                                          Total
                                           All            Total         Total            Total           Total          Total
                                        Divisions          NB           Alger          Fidelity         INVESCO        Van Eck
                                      --------------  ------------- --------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 4,158,702     $  678,740     $  323,895       $2,094,346      $1,039,818        $21,903
Less valuation period deductions
    (Note B)                                 813,630        135,310        141,930          461,022          67,625          7,743
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net investment income (loss)               3,345,072        543,430        181,965        1,633,324         972,193         14,160
                                      --------------  ------------- --------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            3,199,375        406,286        894,818        1,320,426         523,956         53,889
Net unrealized gains (losses) on
    investments                           10,643,150      2,273,595      1,647,989        6,476,412         298,662        (53,508)
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               13,842,525      2,679,881      2,542,807        7,796,838         822,618            381
                                      --------------  ------------- --------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS     $17,187,597     $3,223,311     $2,724,772       $9,430,162      $1,794,811        $14,541
                                      ==============  ============= ==============  =============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           122

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          ------------------------------------------------------------------------------------
                                               Total            Limited                          Government
                                                NB           Maturity Bond        Growth           Income         Partners
                                          --------------- ------------------- --------------  ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                    $  678,740            $156,667       $183,497          $ 72,086      $  266,490
Less valuation period deductions
    (Note B)                                      135,310              33,725         24,959            10,366          66,260
                                          --------------- ------------------- --------------  ---------------- ---------------
Net investment income (loss)                      543,430             122,942        158,538            61,720         200,230
                                          --------------- ------------------- --------------  ---------------- ---------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   406,286             (20,056)        14,997            25,762         385,583
Net unrealized gains (losses) on
    investments                                 2,273,595             159,151        533,906            26,882       1,553,656
                                          --------------- ------------------- --------------  ---------------- ---------------
Net realized and unrealized gains
    (losses) on investments                     2,679,881             139,095        548,903            52,644       1,939,239
                                          --------------- ------------------- --------------  ---------------- ---------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $3,223,311            $262,037       $707,441          $114,364      $2,139,469
                                          =============== =================== ==============  ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           123

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                            ALGER
                                           -----------------------------------------------------------------------------------
                                                               American         American                         American
                                               Total            Small            MidCap         American         Leveraged
                                               Alger        Capitalization       Growth          Growth           AllCap
                                           -------------- ------------------ -------------- ---------------- -----------------

INVESTMENT INCOME
Dividends from mutual funds                    $  323,895           $218,789       $ 55,945       $   49,161          $      -
Less valuation period deductions
    (Note B)                                      141,930             51,004         28,138           48,785            14,003
                                           -------------- ------------------ -------------- ---------------- -----------------
Net investment income (loss)                      181,965            167,785         27,807              376           (14,003)
                                           -------------- ------------------ -------------- ---------------- -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   894,818            114,651        228,363          237,727           314,077
Net unrealized gains (losses) on
    investments                                 1,647,989            483,518        246,489          970,056           (52,074)
                                           -------------- ------------------ -------------- ---------------- -----------------
Net realized and unrealized gains
    (losses) on investments                     2,542,807            598,169        474,852        1,207,783           262,003
                                           -------------- ------------------ -------------- ---------------- -----------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $2,724,772           $765,954       $502,659       $1,208,159          $248,000
                                           ============== ================== ============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           124

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------
                                         Total         Asset                                       Money
                                       Fidelity       Manager        Growth       Overseas        Market       Index 500
                                     ------------- -------------  ------------- -------------  ------------- -------------

INVESTMENT INCOME
Dividends from mutual funds             $2,094,346      $204,696     $  274,868      $451,874       $764,538    $  398,370
Less valuation period deductions
    (Note B)                               461,022        27,097         91,298        60,714        107,253       174,660
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net investment income (loss)             1,633,324       177,599        183,570       391,160        657,285       223,710
                                     ------------- -------------  ------------- -------------  ------------- -------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          1,320,426        33,000        662,436       332,544              -       292,446
Net unrealized gains (losses) on
    investments                          6,476,412       350,408      1,347,793      (305,456)             -     5,083,667
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net realized and unrealized gains
    (losses) on investments              7,796,838       383,408      2,010,229        27,088              -     5,376,113
                                     ------------- -------------  ------------- -------------  ------------- -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $9,430,162      $561,007     $2,193,799      $418,248       $657,285    $5,599,823
                                     ============= =============  ============= =============  ============= =============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           125

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           INVESCO
                                          -------------------------------------------------------------------------------
                                               Total           Total           Equity
                                              INVESCO         Return           Income        High Yield      Utilities
                                          --------------- ---------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds                    $1,039,818        $ 76,461         $417,376        $519,369       $ 26,612
Less valuation period deductions
    (Note B)                                       67,625          12,921           27,525          23,478          3,701
                                          --------------- ---------------  --------------- --------------- --------------
Net investment income (loss)                      972,193          63,540          389,851         495,891         22,911
                                          --------------- ---------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   523,956          46,241          116,951         269,799         90,965
Net unrealized gains (losses) on
    investments                                   298,662         203,429          324,767        (253,231)        23,697
                                          --------------- ---------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments                       822,618         249,670          441,718          16,568        114,662
                                          --------------- ---------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $1,794,811        $313,210         $831,569        $512,459       $137,573
                                          =============== ===============  =============== =============== ==============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           126

                        Security Life Separate Account L1

                          Year Ended December 31, 1997



                                                  VAN ECK
                                      ---------------------------------------

                                         Total     Worldwide       Worldwide
                                       Van Eck     Balanced      Hard Assets
                                      ---------  ------------  --------------

INVESTMENT INCOME
Dividends from mutual funds             $21,903      $  9,006        $ 12,897
Less valuation period deductions
    (Note B)                              7,743         3,329           4,414
                                      ---------  ------------  --------------
Net investment income (loss)             14,160         5,677           8,483
                                      ---------  ------------  --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          53,889        37,785          16,104
Net unrealized gains (losses) on
    investments                         (53,508)        4,122         (57,630)
                                      ---------  ------------  --------------
Net realized and unrealized gains
    (losses) on investments                 381        41,907         (41,526)
                                      ---------  ------------  --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $14,541       $47,584        $(33,043)
                                      =========  ============  ==============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           127

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999



                                     Total
                                      All            Total         Total         Total          Total       Total          Total
                                   Divisions           NB          Alger        Fidelity       INVESCO     Van Eck          AIM
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)      $15,975,284     $ 1,752,701   $  6,768,070  $  6,279,181   $   911,565  $    3,012    $   260,755
Net realized gains (losses) on
  investments                       18,191,446        557,950      5,023,269    11,358,812     1,094,239      73,144         84,032
Net unrealized gains (losses) on
  investments                       55,998,041      3,797,732     17,500,945    30,152,442     2,135,798   1,374,192      1,036,932
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase in net assets from
  operations                        90,164,771      6,108,383     29,292,284    47,790,435     4,141,602   1,450,348      1,381,719
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                       162,042,407      9,691,552     19,246,531   115,810,413    12,770,723   1,311,620      3,211,568
Cost of insurance and
  administrative charges           (20,649,015)    (2,172,531)    (3,837,369)  (11,622,709)   (2,460,819)   (173,456)      (382,131)
Benefit payments                      (542,037)             -              -      (542,037)            -           -              -
Surrenders                         (15,066,657)    (1,529,928)    (3,447,763)   (7,887,081)   (1,567,128)    (33,331)      (601,426)
Net transfers among divisions
  (including the loan division
  and guaranteed interest
  division in the general
  account)                              91,435     (5,513,893)    13,797,533   (17,535,989)    2,140,348   1,919,235      5,284,201
Other                                  231,958         45,648         34,663       146,782       (17,068)     12,762          9,171
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase from principal
  transactions                     126,108,091        520,848     25,793,595    78,369,379    10,866,056   3,036,830      7,521,383
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Total increase in net assets       216,272,862      6,629,231     55,085,879   126,159,814    15,007,658   4,487,178      8,903,102

Net assets at beginning of year    305,030,106     47,067,751     54,428,521   168,285,929    29,630,753   1,816,999      3,800,153
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Net assets at end of year         $521,302,968    $53,696,982   $109,514,400  $294,445,743   $44,638,411  $6,304,177    $12,703,255
                                 ============= ============== ============== ============= ============= =========== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           128

                        Security Life Separate Account L1

                          Year Ended December 31, 1999



                                                                              NB
                                             --------------------------------------------------------------------------
                                                      Total          Limited
                                                        NB        Maturity Bond           Growth             Partners
                                             ------------------ ---------------  ------------------  ------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $ 1,752,701     $   802,897         $   382,777         $   567,027
Net realized gains (losses) on
   investments                                          557,950        (293,615)            318,964             532,601
Net unrealized gains (losses) on
   investments                                        3,797,732        (423,477)          3,714,218             506,991
                                             ------------------ ---------------  ------------------  ------------------
Increase in net assets from
   operations                                         6,108,383          85,805           4,415,959           1,606,619
                                             ------------------ ---------------  ------------------  ------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                          9,691,552       2,691,658           1,968,259           5,031,635
Cost of insurance and
   administrative charges                            (2,172,531)       (532,487)           (382,030)         (1,258,014)
Benefit payments
Surrenders                                           (1,529,928)     (1,033,731)           (175,255)           (320,942)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                              (5,513,893)     (5,610,959)         (1,798,195)          1,895,261
Other                                                    45,648          22,193              21,256               2,199
                                             ------------------ ---------------  ------------------  ------------------
Increase from principal
   transactions                                         520,848      (4,463,326)           (365,965)          5,350,139
                                             ------------------ ---------------  ------------------  ------------------

Total increase in net assets                          6,629,231      (4,377,521)          4,049,994           6,956,758

Net assets at beginning of year                      47,067,751      15,578,349           9,026,160          22,463,242
                                             ------------------ ---------------  ------------------  ------------------

Net assets at end of year                           $53,696,982     $11,200,828         $13,076,154         $29,420,000
                                             ================== ===============  ==================  ==================


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           129

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                           ALGER
                                      ------------------------------------------------------------------------------------------
                                                             American           American                           American
                                            Total              Small             MidCap           American         Leveraged
                                            Alger         Capitalization         Growth            Growth           AllCap
                                      ------------------ -----------------  ----------------  ---------------- -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                $  6,768,070       $ 2,058,314       $ 1,547,583       $ 2,530,830       $   631,343
Net realized gains (losses) on
   investments                                 5,023,269            94,825           322,974         2,007,625         2,597,845
Net unrealized gains (losses) on
   investments                                17,500,945         5,993,398         2,015,333         4,584,649         4,907,565
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase in net assets from
   operations                                 29,292,284         8,146,537         3,885,890         9,123,104         8,136,753
                                      ------------------ -----------------  ----------------  ---------------- -----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                  19,246,531         4,618,903         3,508,936         7,654,291         3,464,401
Cost of insurance and
   administrative charges                     (3,837,369)         (957,053)         (661,896)       (1,597,077)         (621,343)
Benefit payments
Surrenders                                    (3,447,763)         (986,740)         (286,174)       (1,594,894)         (579,955)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                       13,797,533         1,461,610         1,637,697         4,904,801         5,793,425
Other                                             34,663            (6,873)          (17,173)          (10,341)           69,050
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase from principal
   transactions                               25,793,595         4,129,847         4,181,390         9,356,780         8,125,578
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Total increase in net assets                  55,085,879        12,276,384         8,067,280        18,479,884        16,262,331

Net assets at beginning of year               54,428,521        15,503,371         9,220,207        22,903,614         6,801,329
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Net assets at end of year                   $109,514,400       $27,779,755       $17,287,487       $41,383,498       $23,063,660
                                      ================== =================  ================  ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           130

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                  -----------------------------------------------------------------------------------------------
                                       Total           Asset                                         Money
                                     Fidelity         Manager         Growth        Overseas         Market         Index 500
                                  --------------- --------------- -------------- --------------- --------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $   6,279,181     $   714,882    $ 3,199,633     $   631,807    $ 1,089,493      $    643,366
Net realized gains (losses) on
   investments                         11,358,812         122,474      7,459,882         553,230              -         3,223,226
Net unrealized gains (losses) on
   investments                         30,152,442         316,538      3,509,953       8,740,414              -        17,585,537
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase in net assets from
   operations                          47,790,435       1,153,894     14,169,468       9,925,451      1,089,493        21,452,129
                                  --------------- --------------- -------------- --------------- --------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          115,810,413       3,791,052      9,969,268       5,963,624     62,143,060        33,943,409
Cost of insurance and
   administrative charges             (11,622,709)       (604,489)    (1,912,531)     (1,071,163)    (2,273,369)       (5,761,157)
Benefit payments                         (542,037)              -              -               -       (542,037)                -
Surrenders                             (7,887,081)       (641,428)    (1,308,922)     (1,227,419)    (1,281,819)       (3,427,493)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (17,535,989)       (349,280)     4,285,808         788,107    (42,741,942)       20,481,318
Other                                     146,782           3,430         54,597          23,794         (8,230)           73,191
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase from principal
   transactions                        78,369,379       2,199,285     11,088,220       4,476,943     15,295,663        45,309,268
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Total increase in net assets          126,159,814       3,353,179     25,257,688      14,402,394     16,385,156        66,761,397

Net assets at beginning of year       168,285,929      10,237,279     32,900,142      20,581,887     18,412,252        86,154,369
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Net assets at end of year            $294,445,743     $13,590,458    $58,157,830     $34,984,281    $34,797,408      $152,915,766
                                  =============== =============== ============== =============== ==============  ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                            131

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                         INVESCO
                                         ------------------------------------------------------------------------------------------
                                            Total           Total          Equity                                      Small Company
                                           INVESCO         Return          Income        High Yield       Utilities       Growth
                                         ----------- --------------- --------------- ---------------  -------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   911,565     $   204,816     $   154,625      $  553,193      $   13,269     $  (14,338)
Net realized gains (losses) on
   investments                             1,094,239         286,623         506,767        (241,611)        304,911        237,549
Net unrealized gains (losses) on
   investments                             2,135,798        (923,083)        965,264         379,005         179,598      1,535,014
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase (decrease) in net assets from
   operations                              4,141,602        (431,644)      1,626,656         690,587         497,778      1,758,225
                                         ----------- --------------- --------------- ---------------  -------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              12,770,723       4,580,034       4,374,844       1,987,501       1,127,118        701,226
Cost of insurance and
   administrative charges                 (2,460,819)       (764,047)       (922,117)       (471,532)       (198,877)      (104,246)
Benefit payments
Surrenders                                (1,567,128)       (239,246)       (333,959)       (155,182)       (820,016)       (18,725)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    2,140,348        (854,496)        643,961        (518,177)      1,491,088      1,377,972
Other                                        (17,068)         (9,279)        (21,837)          4,698           3,264          6,086
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase from principal
   transactions                           10,866,056       2,712,966       3,740,892         847,308       1,602,577      1,962,313
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Total increase in net assets              15,007,658       2,281,322       5,367,548       1,537,895       2,100,355      3,720,538

Net assets at beginning of year           29,630,753       8,105,328      10,853,005       7,882,782       2,040,960        748,678
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Net assets at end of year                $44,638,411     $10,386,650     $16,220,553      $9,420,677      $4,141,315     $4,469,216
                                         =========== =============== =============== ===============  ============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                            132

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                          ---------------------------------------------------------------------------------
                                                             Worldwide                        Worldwide        Worldwide
                                               Total           Hard           Worldwide        Emerging          Real
                                              Van Eck         Assets            Bond           Markets          Estate
                                          --------------- ---------------  --------------- ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                   $    3,012      $    3,939         $  9,896       $  (10,886)       $     63
Net realized gains (losses) on
   investments                                     73,144        (313,009)         (25,853)         410,384           1,622
Net unrealized gains (losses) on
   investments                                  1,374,192         592,123           (9,920)         809,962         (17,973)
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase (decrease) in net assets from
   operations                                   1,450,348         283,053          (25,877)       1,209,460         (16,288)
                                          --------------- ---------------  --------------- ---------------- ---------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                    1,311,620         441,045          253,322          416,537         200,716
Cost of insurance and
   administrative charges                        (173,456)        (86,064)         (17,509)         (56,532)        (13,351)
Benefit payments
Surrenders                                        (33,331)        (23,325)               -           (5,545)         (4,461)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                         1,919,235         602,367          (80,721)       1,091,100         306,489
Other                                              12,762          15,247             (819)          (2,117)            451
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase from principal
   transactions                                 3,036,830         949,270          154,273        1,443,443         489,844
                                          --------------- ---------------  --------------- ---------------- ---------------

Total increase in net assets                    4,487,178       1,232,323          128,396        2,652,903         473,556

Net assets at beginning of year                 1,816,999       1,073,755          205,807          461,156          76,281
                                          --------------- ---------------  --------------- ---------------- ---------------

Net assets at end of year                      $6,304,177      $2,306,078         $334,203       $3,114,059        $549,837
                                          =============== ===============  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           133

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------
                                            Total      Capital      Government
                                             AIM     Appreciation   Securities
                                        ------------ ------------- -----------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   260,755    $   94,178  $  166,577
Net realized gains (losses) on
   investments                                84,032        92,256      (8,224)
Net unrealized gains (losses) on
   investments                             1,036,932     1,257,369    (220,437)
                                        ------------ ------------- -----------
Increase (decrease) in net assets from
   operations                              1,381,719     1,443,803     (62,084)
                                        ------------ ------------- -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               3,211,568     1,497,094   1,714,474
Cost of insurance and
   administrative charges                   (382,131)     (216,619)   (165,512)
Benefit payments
Surrenders                                  (601,426)      (18,584)   (582,842)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    5,284,201     1,391,719   3,892,482
Other                                          9,171         7,073       2,098
                                        ------------ ------------- -----------
Increase from principal
   transactions                            7,521,383     2,660,683   4,860,700
                                        ------------ ------------- -----------

Total increase in net assets               8,903,102     4,104,486   4,798,616

Net assets at beginning of year            3,800,153     1,204,436   2,595,717
                                        ------------ ------------- -----------

Net assets at end of year                $12,703,255    $5,308,922  $7,394,333
                                        ============ ============= ===========

See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                           134

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998



                                      Total
                                       All           Total        Total         Total          Total        Total       Total
                                    Divisions         NB          Alger        Fidelity       INVESCO      Van Eck       AIM
                                    ------------ ----------------------------------------- ------------- ------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $ 16,007,172   $ 3,982,203   $ 4,326,660  $  5,972,694   $ 1,463,539   $  178,227  $   83,849
Net realized gains (losses) on
   investments                         8,536,274       347,823     1,685,294     6,403,348       355,780     (260,570)      4,599
Net unrealized gains (losses) on
   investments                        18,766,977    (2,323,636)    5,825,800    15,230,082       248,681     (368,037)    154,087
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) in net assets
   from operations                    43,310,423     2,006,390    11,837,754    27,606,124     2,068,000     (450,380)    242,535
                                    ------------ ----------------------------------------- ------------- ------------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                         128,820,440    12,563,792    13,089,164    92,335,231     8,092,294      875,501   1,864,458
Cost of insurance and
   administrative charges            (14,458,798)   (2,063,802)   (2,525,683)   (8,200,381)   (1,481,570)    (108,634)    (78,728)
Benefit payments                        (306,862)      (11,220)      (26,492)     (259,989)       (9,161)           -           -
Surrenders                           (10,842,736)     (725,767)     (859,454)   (8,654,377)     (586,533)     (15,198)     (1,407)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (3,936,799)    8,461,193     4,831,250   (25,231,056)    6,011,967      216,552   1,773,295
Other                                    (41,582)      (87,331)      (18,626)       54,208         9,107        1,060           -
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) from principal
   transactions                       99,233,663    18,136,865    14,490,159    50,043,636    12,036,104      969,281   3,557,618
                                    ------------ ----------------------------------------- ------------- ------------------------

Total increase (decrease) in net
   assets                            142,544,086    20,143,255    26,327,913    77,649,760    14,104,104      518,901   3,800,153

Net assets at beginning of year      162,486,020    26,924,496    28,100,608    90,636,169    15,526,649    1,298,098           -
                                    ------------ ----------------------------------------- ------------- ------------------------

Net assets at end of year           $305,030,106   $47,067,751   $54,428,521  $168,285,929   $29,630,753   $1,816,999  $3,800,153
                                    ============ ========================================= ============= ========================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           135

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income          Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 3,982,203         $   322,085       $1,526,449         $133,352       $ 2,000,317
Net realized gains (losses) on
   investments                                      347,823              10,003         (264,148)         (53,894)          655,862
Net unrealized gains (losses) on
   investments                                   (2,323,636)             59,369          (81,576)         (60,954)       (2,240,475)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets
   from operations                                2,006,390             391,457        1,180,725           18,504           415,704
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     12,563,792           3,839,599        2,578,265           31,593         6,114,335
Cost of insurance and
   administrative charges                        (2,063,802)           (492,782)        (393,894)         (14,839)       (1,162,287)
Benefit payments                                    (11,220)                  -                -                -           (11,220)
Surrenders                                         (725,767)            (15,922)        (419,497)          (3,243)         (287,105)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,461,193           5,212,588          513,663         (894,126)        3,629,068
Other                                               (87,331)            (31,757)           3,226          (31,566)          (27,234)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  18,136,865           8,511,726        2,281,763         (912,181)        8,255,557
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease) in net assets          20,143,255           8,903,183        3,462,488         (893,677)        8,671,261

Net assets at beginning of year                  26,924,496           6,675,166        5,563,672          893,677        13,791,981
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $47,067,751         $15,578,349       $9,026,160         $      -       $22,463,242
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           136

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                          ----------------------------------------------------------------------------------------
                                                                 American         American                            American
                                                Total             Small            MidCap           American         Leveraged
                                                Alger         Capitalization       Growth            Growth            AllCap
                                          ----------------- ------------------ ---------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 4,326,660        $ 1,585,785      $  539,729       $ 2,083,336        $  117,810
Net realized gains (losses) on
   investments                                    1,685,294            186,963         316,932           915,872           265,527
Net unrealized gains (losses) on
   investments                                    5,825,800            166,990       1,022,340         3,099,428         1,537,042
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) in net assets
   from operations                               11,837,754          1,939,738       1,879,001         6,098,636         1,920,379
                                          ----------------- ------------------ ---------------  ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     13,089,164          4,154,774       2,573,424         5,298,963         1,062,003
Cost of insurance and
   administrative charges                        (2,525,683)          (803,988)       (473,224)         (989,260)         (259,211)
Benefit payments                                    (26,492)           (14,248)        (12,244)                -                 -
Surrenders                                         (859,454)          (196,345)       (376,263)         (216,867)          (69,979)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           4,831,250            (35,168)        528,261         3,094,366         1,243,791
Other                                               (18,626)              (504)        (14,286)            1,597            (5,433)
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) from principal
   transactions                                  14,490,159          3,104,521       2,225,668         7,188,799         1,971,171
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Total increase (decrease) in net assets          26,327,913          5,044,259       4,104,669        13,287,435         3,891,550

Net assets at beginning of year                  28,100,608         10,459,112       5,115,538         9,616,179         2,909,779
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Net assets at end of year                       $54,428,521        $15,503,371      $9,220,207       $22,903,614        $6,801,329
                                          ================= ================== ===============  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           137

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                      ---------------------------------------------------------------------------------------------
                                           Total           Asset                                          Money
                                         Fidelity         Manager         Growth         Overseas        Market        Index 500
                                      ---------------  -------------- --------------- -------------- --------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $  5,972,694     $   745,317     $ 2,480,616    $   886,122     $   713,205    $ 1,147,434
Net realized gains (losses) on
   investments                              6,403,348          20,247       1,534,000        298,379               -      4,550,722
Net unrealized gains (losses) on
   investments                             15,230,082         315,702       4,444,805        707,398               -      9,762,177
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) in net assets
   from operations                         27,606,124       1,081,266       8,459,421      1,891,899         713,205     15,460,333
                                      ---------------  -------------- --------------- -------------- --------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               92,335,231       2,713,832       8,443,426      5,709,711      55,421,815     20,046,447
Cost of insurance and
   administrative charges                  (8,200,381)       (490,838)     (1,358,671)      (939,010)     (1,769,895)    (3,641,967)
Benefit payments                             (259,989)              -          (8,890)        (8,379)       (240,733)        (1,987)
Surrenders                                 (8,654,377)       (652,157)     (2,494,098)      (438,536)     (2,335,262)    (2,734,324)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (25,231,056)      1,440,884       1,798,160      2,169,798     (48,429,964)    17,790,066
Other                                          54,208           7,219         (14,128)       (29,375)         39,827         50,665
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) from principal
   transactions                            50,043,636       3,018,940       6,365,799      6,464,209       2,685,788     31,508,900
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Total increase (decrease) in net assets    77,649,760       4,100,206      14,825,220      8,356,108       3,398,993     46,969,233

Net assets at beginning of year            90,636,169       6,137,073      18,074,922     12,225,779      15,013,259     39,185,136
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Net assets at end of year                $168,285,929     $10,237,279     $32,900,142    $20,581,887     $18,412,252    $86,154,369
                                      ===============  ============== =============== ============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           138

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                     --------------------------------------------------------------------------------------------
                                                                                                                        Small
                                         Total           Total          Equity                                         Company
                                        INVESCO          Return         Income         High Yield      Utilities       Growth
                                     --------------  -------------- ---------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,463,539      $  271,636     $   453,496      $   720,665     $   18,328      $   (586)
Net realized gains (losses) on
   investments                              355,780         136,473         342,342        (151,382)         35,245        (6,898)
Net unrealized gains (losses) on
   investments                              248,681          73,689         359,519        (541,125)        282,500        74,098
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) in net assets
   from operations                        2,068,000         481,798       1,155,357          28,158         336,073        66,614
                                     --------------  -------------- ---------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              8,092,294       2,104,849       3,170,236       2,297,048         435,105        85,056
Cost of insurance and
   administrative charges                (1,481,570)       (425,176)       (567,563)       (389,895)        (87,692)      (11,244)
Benefit payments                             (9,161)              -          (9,161)              -               -             -
Surrenders                                 (586,533)        (56,509)       (192,220)       (329,292)         (8,210)         (302)
Net transfers among divisions
   (including the loan division and
   Guaranteed interest division in
   the general account)                   6,011,967       2,955,200       1,315,595         931,519         201,017       608,636
Other                                         9,107             556          22,617         (18,840)          4,856           (82)
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                          12,036,104       4,578,920       3,739,504       2,490,540         545,076       682,064
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Total increase (decrease) in net assets  14,104,104       5,060,718       4,894,861       2,518,698         881,149       748,678

Net assets at beginning of year          15,526,649       3,044,610       5,958,144       5,364,084       1,159,811             -
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Net assets at end of year               $29,630,753      $8,105,328     $10,853,005      $7,882,782      $2,040,960      $748,678
                                     ==============  ============== ===============  ============== =============== =============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           139

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                     --------------------------------------------------------------------------------------------
                                                                        Worldwide                       Worldwide      Worldwide
                                          Total         Worldwide          Hard         Worldwide       Emerging         Real
                                         Van Eck         Balanced         Assets          Bonds         Markets         Estate
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)              $  178,227       $  44,624       $  135,776       $   (212)     $  (1,736)      $  (225)
Net realized gains (losses) on
   investments                              (260,570)          4,682         (162,110)           130       (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                              (368,037)        (23,403)        (395,698)         3,953         47,140           (29)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) in net assets
   from operations                          (450,380)         25,903         (422,032)         3,871        (56,032)       (2,090)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 875,501          (1,347)         571,430        129,336        137,102        38,980
Cost of insurance and
   administrative charges                   (108,634)         (9,423)         (86,867)        (1,544)        (7,777)       (3,023)
Benefit payments                                   -               -                -              0              0             0
Surrenders                                   (15,198)         (3,105)         (11,871)             0              0          (222)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      216,552        (399,466)         111,286         74,151        387,960        42,621
Other                                          1,060              90            1,059             (7)           (97)           15
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) from principal
   transactions                              969,281        (413,251)         585,037        201,936        517,188        78,371
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Total increase (decrease) in net assets      518,901        (387,348)         163,005        205,807        461,156        76,281

Net assets at beginning of year            1,298,098         387,348          910,750              -              -             -
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Net assets at end of year                 $1,816,999       $       -       $1,073,755       $205,807      $ 461,156       $76,281
                                     ===============  ============== ================ ============== ============== =============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           140

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                              AIM
                                         --------------------------------------
                                             Total      Capital     Government
                                              AIM     Appreciation  Securities
                                         ------------ ------------ ------------

INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)               $   83,849   $   24,053   $   59,796
Net realized gains (losses) on
   investments                                  4,599       (3,315)       7,914
Net unrealized gains (losses) on
   investments                                154,087      119,225       34,862
                                         ------------ ------------ ------------
Increase (decrease) in net assets
   from operations                            242,535      139,963      102,572
                                         ------------ ------------ ------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                1,864,458      329,635    1,534,823
Cost of insurance and
   administrative charges                     (78,728)     (28,940)     (49,788)
Benefit payments                                    -            -            -
Surrenders                                     (1,407)      (1,407)           -
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                     1,773,295      765,185    1,008,110
Other                                               -            -            -
                                         ------------ ------------ ------------
Increase (decrease) from principal
   transactions                             3,557,618    1,064,473    2,493,145
                                         ------------ ------------ ------------

Total increase (decrease) in net assets     3,800,153    1,204,436    2,595,717

Net assets at beginning of year                     -            -            -
                                         ------------ ------------ ------------

Net assets at end of year                  $3,800,153   $1,204,436   $2,595,717
                                         ============ ============ ============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           141

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997



                                          Total
                                           All            Total          Total           Total           Total          Total
                                        Divisions           NB           Alger          Fidelity        INVESCO        Van Eck
                                        ------------  -------------- --------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  3,345,072     $   543,430    $   181,965     $ 1,633,324     $   972,193    $   14,160
Net realized gains (losses) on
   investments                             3,199,375         406,286        894,818       1,320,426         523,956        53,889
Net unrealized gains (losses) on
   investments                            10,643,150       2,273,595      1,647,989       6,476,412         298,662       (53,508)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) in net assets from
   operations                             17,187,597       3,223,311      2,724,772       9,430,162       1,794,811        14,541
                                        ------------  -------------- --------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             104,747,260       5,555,766      6,944,048      89,309,110       2,683,620       254,716
Cost of insurance and
   administrative charges                 (8,284,944)       (957,887)    (1,466,664)     (5,155,026)       (614,145)      (91,222)
Benefit payments                            (406,386)        (20,591)       (63,369)       (322,263)           (163)            -
Surrenders                                (1,977,696)       (146,698)      (412,252)     (1,294,484)       (112,699)      (11,563)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (6,642,529)      8,721,432      9,006,938     (32,708,946)      7,796,299       541,748
Other                                          5,891           9,817         11,046         (21,999)         11,180        (4,153)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                           87,441,596      13,161,839     14,019,747      49,806,392       9,764,092       689,526
                                        ------------  -------------- --------------  -------------- --------------- -------------

Total increase (decrease) in net assets  104,629,193      16,385,150     16,744,519      59,236,554      11,558,903       704,067

Net assets at beginning of year           57,856,827      10,539,346     11,356,089      31,399,615       3,967,746       594,031
                                        ------------  -------------- --------------  -------------- --------------- -------------

Net assets at end of year               $162,486,020     $26,924,496    $28,100,608     $90,636,169     $15,526,649    $1,298,098
                                        ============  ============== ==============  ============== =============== =============



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                           142

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income           Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   543,430          $  122,942       $  158,538      $    61,720       $   200,230
Net realized gains (losses) on
   investments                                      406,286             (20,056)          14,997           25,762           385,583
Net unrealized gains (losses) on
   investments                                    2,273,595             159,151          533,906           26,882         1,553,656
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets from
   operations                                     3,223,311             262,037          707,441          114,364         2,139,469
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      5,555,766           1,332,125        1,158,704          324,257         2,740,680
Cost of insurance and
   administrative charges                          (957,887)           (163,472)        (219,117)         (62,075)         (513,223)
Benefit payments                                    (20,591)                  -                -                -           (20,591)
Surrenders                                         (146,698)             (3,761)         (71,838)            (792)          (70,307)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,721,432           2,758,363        2,141,068       (1,023,987)        4,845,988
Other                                                 9,817              (2,202)          11,700           (6,404)            6,723
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  13,161,839           3,921,053        3,020,517         (769,001)        6,989,270
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease)  in net assets         16,385,150           4,183,090        3,727,958         (654,637)        9,128,739

Net assets at beginning of year                  10,539,346           2,492,076        1,835,714        1,548,314         4,663,242
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $26,924,496          $6,675,166       $5,563,672      $   893,677       $13,791,981
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           143

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           ALGER
                                          --------------------------------------------------------------------------------------
                                                                 American         American                          American
                                                Total             Small            MidCap          American        Leveraged
                                                Alger         Capitalization       Growth           Growth           AllCap
                                          ----------------- ------------------ ---------------  --------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   181,965        $   167,785      $   27,807       $      376       $  (14,003)
Net realized gains (losses) on
   investments                                      894,818            114,651         228,363          237,727          314,077
Net unrealized gains (losses) on
   investments                                    1,647,989            483,518         246,489          970,056          (52,074)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) in net assets from
   operations                                     2,724,772            765,954         502,659        1,208,159          248,000
                                          ----------------- ------------------ ---------------  --------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      6,944,048          2,630,863       1,276,492        2,334,377          702,316
Cost of insurance and
   administrative charges                        (1,466,664)          (526,742)       (299,891)        (479,902)        (160,129)
Benefit payments                                    (63,369)                 -         (62,593)            (776)               -
Surrenders                                         (412,252)          (255,386)        (74,317)         (58,850)         (23,699)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           9,006,938          3,518,384       1,419,061        2,796,911        1,272,582
Other                                                11,046             (6,069)         19,072            2,082           (4,039)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) from principal
   transactions                                  14,019,747          5,361,050       2,277,824        4,593,842        1,787,031
                                          ----------------- ------------------ ---------------  --------------- ----------------

Total increase (decrease) in net assets          16,744,519          6,127,004       2,780,483        5,802,001        2,035,031

Net assets at beginning of year                  11,356,089          4,332,108       2,335,055        3,814,178          874,748
                                          ----------------- ------------------ ---------------  --------------- ----------------

Net assets at end of year                       $28,100,608        $10,459,112      $5,115,538       $9,616,179       $2,909,779
                                          ================= ================== ===============  =============== ================



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           144

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------------
                                         Total           Asset                                        Money
                                        Fidelity        Manager        Growth         Overseas        Market        Index 500
                                     --------------  ------------- --------------  -------------- --------------  --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,633,324     $  177,599    $   183,570     $   391,160    $   657,285     $   223,710
Net realized gains (losses) on
   investments                            1,320,426         33,000        662,436         332,544              -         292,446
Net unrealized gains (losses) on
   investments                            6,476,412        350,408      1,347,793        (305,456)             -       5,083,667
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) in net assets from
   operations                             9,430,162        561,007      2,193,799         418,248        657,285       5,599,823
                                        -----------  ------------- --------------  -------------- --------------  --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             89,309,110      2,162,759      4,558,270       2,410,373     73,366,740       6,810,968
Cost of insurance and
   administrative charges                (5,155,026)      (242,289)      (813,161)       (525,615)    (2,213,630)     (1,360,331)
Benefit payments                           (322,263)       (20,969)          (548)         (1,233)      (257,371)        (42,142)
Surrenders                               (1,294,484)       (92,218)      (135,829)        (91,869)      (870,621)       (103,947)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                 (32,708,946)     2,215,879      5,219,755       5,730,183    (63,929,591)     18,054,828
Other                                       (21,999)         7,567          3,217          10,563        (35,219)         (8,127)
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) from principal
   transactions                          49,806,392      4,030,729      8,831,704       7,532,402      6,060,308      23,351,249
                                        -----------  ------------- --------------  -------------- --------------  --------------

Total increase (decrease) in net assets  59,236,554      4,591,736     11,025,503       7,950,650      6,717,593      28,951,072

Net assets at beginning of year          31,399,615      1,545,337      7,049,419       4,275,129      8,295,666      10,234,064
                                        -----------  ------------- --------------  -------------- --------------  --------------

Net assets at end of year               $90,636,169     $6,137,073    $18,074,922     $12,225,779    $15,013,259     $39,185,136
                                        ===========  ============= ==============  ============== ==============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           145

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                         INVESCO
                                          -----------------------------------------------------------------------------------
                                                Total            Total           Equity
                                               INVESCO           Return          Income         High Yield      Utilities
                                          ----------------- ---------------- ---------------  -------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   972,193       $   63,540      $  389,851      $  495,891       $   22,911
Net realized gains (losses) on
   investments                                      523,956           46,241         116,951         269,799           90,965
Net unrealized gains (losses) on
   investments                                      298,662          203,429         324,767        (253,231)          23,697
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) in net assets from
   operations                                     1,794,811          313,210         831,569         512,459          137,573
                                          ----------------- ---------------- ---------------  -------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      2,683,620          517,831       1,250,551         835,890           79,348
Cost of insurance and
   administrative charges                          (614,145)        (133,107)       (266,208)       (177,612)         (37,218)
Benefit payments                                       (163)               -               -            (163)               -
Surrenders                                         (112,699)         (28,672)        (37,810)         (9,783)         (36,434)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           7,796,299        1,498,300       2,804,344       2,695,587          798,068
Other                                                11,180            2,581           6,081           2,305              213
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) from principal
   transactions                                   9,764,092        1,856,933       3,756,958       3,346,224          803,977
                                          ----------------- ---------------- ---------------  -------------- ----------------

Total increase (decrease) in net assets          11,558,903        2,170,143       4,588,527       3,858,683          941,550

Net assets at beginning of year                   3,967,746          874,467       1,369,617       1,505,401          218,261
                                          ----------------- ---------------- ---------------  -------------- ----------------

Net assets at end of year                       $15,526,649       $3,044,610      $5,958,144      $5,364,084       $1,159,811
                                          ================= ================ ===============  ============== ================


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                           146

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                            VAN ECK
                                         --------------------------------------
                                                                     Worldwide
                                           Total       Worldwide       Hard
                                          Van Eck      Balanced       Assets
                                         ----------- -----------  -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $    14,160    $  5,677       $  8,483
Net realized gains (losses) on
   investments                                53,889      37,785         16,104
Net unrealized gains (losses) on
   investments                               (53,508)      4,122        (57,630)
                                         ----------- -----------  -------------
Increase (decrease) in net assets from
   operations                                 14,541      47,584        (33,043)
                                         ----------- -----------  -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 254,716      65,167        189,549
Cost of insurance and
   administrative charges                    (91,222)    (44,774)       (46,448)
Benefit payments                                   -           -              -
Surrenders                                   (11,563)     (7,995)        (3,568)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      541,748        (120)       541,868
Other                                         (4,153)       (319)        (3,834)
                                         ----------- -----------  -------------
Increase (decrease) from principal
   transactions                              689,526      11,959        677,567
                                         ----------- -----------  -------------

Total increase (decrease) in net assets      704,067      59,543        644,524

Net assets at beginning of year              594,031     327,805        266,226
                                         ----------- -----------  -------------

Net assets at end of year                 $1,298,098    $387,348       $910,750
                                         =========== ===========  =============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                           147

                        Security Life Separate Account L1

                          Notes to Financial Statements

                                December 31, 1999


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Strategic Advantage Variable Universal Life, Strategic Advantage II Variable Universal Life, and Variable Survivorship Universal Life policies ("Variable Universal Life Policies") offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1999, the Separate Account offered twenty-three investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger Berman Management Incorporated (NB)
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio

--------------------------------------------------------------------------------
Corporate Benefits                           148

                        Security Life Separate Account L1

     NOTE A. ORGANIZATION (CONTINUED)

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Equity Income Portfolio (formerly known as "INVESCO VIF
         Industrial Income Portfolio")
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Hard Assets Portfolio (formerly known as "Van Eck Gold and Natural Resources Portfolio")
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio


AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger Berman Government Income Portfolio and the Van Eck Worldwide Balanced Portfolio stopped accepting new investments. These divisions were discontinued during 1998.

Effective February 19, 1998, six new divisions became available to the policyholders for investment in the following funds:

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Small Company Growth Portfolio

--------------------------------------------------------------------------------
Corporate Benefits                           149

                        Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.



--------------------------------------------------------------------------------
Corporate Benefits                           150

                        Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1999, 1998 and 1997 were $2,908,885, $1,740,661, and $813,630, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.


















--------------------------------------------------------------------------------
Corporate Benefits                           151

                        Security Life Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1999, 1998 and 1997 were $20,649,015, $14,458,798, and $8,284,944, respectively.
Dividends made by the Funds are reinvested in the Funds.

The following is a summary of Fund shares owned as of December 31, 1999:


                                                  NUMBER               NET               VALUE
                                                    OF                ASSET            OF SHARES           COST OF
                   FUND                           SHARES              VALUE            AT MARKET            SHARES
-------------------------------------------  -----------------  ------------------ ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                           845,960.694              $13.24       $ 11,200,520       $ 11,380,242
   Growth                                          350,585.486              $37.27         13,066,321          8,836,640
   Partners                                      1,493,418.911              $19.64         29,330,747         28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                   503,139.614              $55.15         27,748,150         21,103,331
   American MidCap Growth                          536,166.146              $32.23         17,280,636         13,903,676
   American Growth                                 642,460.430              $64.38         41,361,603         32,482,027
   American Leveraged AllCap                       397,806.619              $57.97         23,060,850         16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                   727,657.184              $18.67         13,585,360         12,533,037
   Growth                                        1,058,669.574              $54.93         58,152,709         48,588,495
   Overseas                                      1,271,285.820              $27.44         34,884,083         25,474,948
   Money Market                                 34,799,038.450               $1.00         34,799,038         34,799,038
   Index 500                                       913,352.492             $167.41        152,904,343        119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                    666,657.538              $15.58         10,386,525         11,019,270
   Equity Income                                   770,554.123              $21.01         16,189,342         14,534,380
   High Yield                                      818,379.460              $11.51          9,419,547          9,910,525
   Utilities                                       197,458.930              $20.97          4,140,713          3,647,584
   Small Company Growth                            200,033.388              $22.01          4,402,735          2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                           210,388.243              $10.96          2,305,855          2,157,787
   Worldwide Bond                                   31,407.502              $10.69            335,746            341,712
   Worldwide Emerging Markets                      215,083.218              $14.26          3,067,087          2,209,985
   Worldwide Real Estate                            60,091.435               $9.15            549,837            567,839

AIM Advisors, Inc.:
   Capital Appreciation                            149,210.483              $35.58          5,308,909          3,932,316
   Government Securities                           695,609.783              $10.63          7,394,332          7,579,908
                                                                                   ------------------ ------------------

Total                                                                                    $520,874,988       $432,604,741
                                                                                   ================== ==================


--------------------------------------------------------------------------------
Corporate Benefits                           152

                        Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:


                                                 BEGINNING                                                   END
                   FUND                           OF YEAR           PURCHASES            SALES             OF YEAR
-------------------------------------------  ----------------- ------------------- ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          $ 15,334,595        $  6,135,221      $ (10,089,574)      $ 11,380,242
   Growth                                            8,510,696           5,560,097         (5,234,153)         8,836,640
   Partners                                         22,570,797           9,683,589         (3,323,075)        28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                    14,851,950          14,105,718         (7,854,337)        21,103,331
   American MidCap Growth                            7,858,579           7,048,332         (1,003,235)        13,903,676
   American Growth                                  18,608,688          18,809,746         (4,936,407)        32,482,027
   American Leveraged AllCap                         5,293,171          16,455,429         (5,103,473)        16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                     9,501,494           7,672,857         (4,641,314)        12,533,037
   Growth                                           26,845,882          67,064,022        (45,321,409)        48,588,495
   Overseas                                         19,913,166          15,724,213        (10,162,431)        25,474,948
   Money Market                                     18,412,252         113,113,411        (96,726,625)        34,799,038
   Index 500                                        70,067,500          54,287,747         (5,123,308)       119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                      7,814,990           5,666,870         (2,462,590)        11,019,270
   Equity Income                                    10,163,306           6,427,991         (2,056,917)        14,534,380
   High Yield                                        8,752,765           4,424,859         (3,267,099)         9,910,525
   Utilities                                         1,727,429           2,817,915           (897,760)         3,647,584
   Small Company Growth                                674,581           2,769,372           (650,329)         2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                             1,517,809           2,248,842         (1,608,864)         2,157,787
   Worldwide Bond                                      201,853             461,651           (321,792)           341,712
   Worldwide Emerging Markets                          414,017           5,282,900         (3,486,932)         2,209,985
   Worldwide Real Estate                                76,310             592,249           (100,720)           567,839

AIM Advisors, Inc.
   Capital Appreciation                              1,085,211           3,341,733           (494,628)         3,932,316
   Government Securities                             2,560,855           7,659,984         (2,640,931)         7,579,908
                                             ----------------- ------------------- ------------------ ------------------

Total                                             $272,757,896        $377,354,748      $(217,507,903)      $432,604,741
                                             ================= =================== ================== ==================

Aggregate proceeds from sales of investments for the year ended December 31, 1999 were $235,699,349.



--------------------------------------------------------------------------------
Corporate Benefits                           153

                        Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The Variable Universal Life policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Variable Universal Life policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.








--------------------------------------------------------------------------------
Corporate Benefits                           154

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1999:


                                                                                      (DECREASE)
                                                                                         FOR
                                               OUTSTANDING         INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                        OF YEAR           RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ----------------- -------------------- ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                        1,245,559.121        421,349.898        (777,749.415)        889,159.604
   Growth                                         447,486.376        233,319.969        (246,467.977)        434,338.368
   Partners                                       986,298.018        385,667.451        (159,832.021)      1,212,133.448

Fred Alger Management, Inc.:
   American Small Capitalization                  838,692.418        603,898.891        (386,833.825)      1,055,757.484
   American MidCap Growth                         402,532.472        225,361.191         (51,155.349)        576,738.314
   American Growth                                923,696.066        585,374.403        (251,698.832)      1,257,371.637
   American Leveraged AllCap                      221,642.446        410,084.371        (206,445.718)        425,281.099

Fidelity Management & Research Co.:
   Asset Manager                                  600,255.213        393,745.577        (271,282.884)        722,717.906
   Growth                                       1,293,480.338      2,233,512.279      (1,850,755.971)      1,676,236.646
   Overseas                                     1,429,659.907        963,512.218        (676,554.498)      1,716,617.627
   Money Market                                 1,526,404.399      9,068,762.545      (7,831,518.647)      2,763,648.297
   Index 500                                    3,215,990.519      1,840,375.191        (283,881.113)      4,772,484.597

INVESCO Funds Group, Inc.:
   Total Return                                   450,557.216        300,554.107        (148,923.709)        602,187.614
   Equity Income                                  473,616.752        252,971.948        (105,540.763)        621,047.937
   High Yield                                     486,858.648        226,071.484        (176,066.186)        536,863.946
   Utilities                                      110,379.616        140,069.045         (61,038.677)        189,409.984
   Small Company Growth                            67,506.441        210,114.805         (65,118.036)        212,503.210

Van Eck Associates Corporation:
   Worldwide Hard Assets                          132,513.824        246,466.322        (142,007.717)        236,972.429
   Worldwide Bond                                  18,656.317         43,237.412         (28,779.651)         33,114.078
   Worldwide Emerging Markets                      67,354.295        582,654.548        (421,189.648)        228,819.195
   Worldwide Real Estate                            8,765.232         67,514.147         (11,312.206)         64,967.173

AIM Advisors, Inc.:
   Capital Appreciation                           105,457.867        263,795.629         (45,407.464)        323,846.032
   Government Securities                          246,150.062        723,064.769        (253,309.682)        715,905.149


--------------------------------------------------------------------------------
Corporate Benefits                           155

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1998:


                                                                                      (DECREASE)
                                                                                         FOR
                                              OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                       OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------ ------------------ ------------------- ------------------  ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          552,985.394         801,233.327      (108,659.600)       1,245,559.121
   Growth                                         316,146.084         250,854.619      (119,514.327)         447,486.376
   Government Income                               75,811.559              58.537       (75,870.096)                   -
   Partners                                       626,285.721         455,096.290       (95,083.993)         986,298.018

Fred Alger Management, Inc.:
   American Small Capitalization                  648,733.740         333,770.247      (143,811.569)         838,692.418
   American MidCap Growth                         288,809.482         167,037.228       (53,314.238)         402,532.472
   American Growth                                569,990.309         442,313.190       (88,607.433)         923,696.066
   American Leveraged AllCap                      148,542.639         102,168.282       (29,068.475)         221,642.446

Fidelity Management & Research Co.:
   Asset Manager                                  410,906.106         270,972.780       (81,623.673)         600,255.213
   Growth                                         983,842.388         614,542.294      (304,904.344)       1,293,480.338
   Overseas                                       950,328.899         861,220.218      (381,889.210)       1,429,659.907
   Money Market                                 1,303,059.881       5,059,561.984    (4,836,217.466)       1,526,404.399
   Index 500                                    1,863,056.104       1,617,935.444      (265,001.029)       3,215,990.519

INVESCO Funds Group, Inc.:
   Total Return                                   184,042.238         307,178.543       (40,663.565)         450,557.216
   Equity Income                                  297,553.033         216,644.366       (40,580.647)         473,616.752
   High Yield                                     333,501.857         283,205.205      (129,848.414)         486,858.648
   Utilities                                       78,118.685          41,701.114        (9,440.183)         110,379.616
   Small Company Growth                                     -          71,535.065        (4,028.624)          67,506.441

Van Eck Associates Corporation:
   Worldwide Balanced                              32,139.282             190.627       (32,329.909)                   -
   Worldwide Hard Assets                           77,046.773          68,491.375       (13,024.324)         132,513.824
   Worldwide Bond                                           -          18,882.425          (226.108)          18,656.317
   Worldwide Emerging Markets                               -         105,064.405       (37,710.110)          67,354.295
   Worldwide Real Estate                                    -           9,848.072        (1,082.840)           8,765.232

AIM Advisors, Inc.:
   Capital Appreciation                                     -         108,895.839        (3,437.972)         105,457.867
   Government Securities                                    -         261,432.015       (15,281.953)         246,150.062




--------------------------------------------------------------------------------
Corporate Benefits                           156

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1997:


                                                                                       (DECREASE)
                                                                                          FOR
                                               OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING        FOR PAYMENTS         AND OTHER            AT END
                 DIVISION                        OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ------------------ -------------------- -----------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          218,725.891         334,572.082            (312.579)       552,985.394
   Growth                                         133,567.983         187,433.957          (4,855.856)       316,146.084
   Government Income                              142,773.403          30,012.660         (96,974.504)        75,811.559
   Partners                                       275,892.457         354,159.052          (3,765.788)       626,285.721

Fred Alger Management, Inc.:
   American Small Capitalization                  297,073.322         368,659.345         (16,998.927)       648,733.740
   American MidCap Growth                         150,480.473         143,410.236          (5,081.227)       288,809.482
   American Growth                                282,175.287         292,019.948          (4,204.926)       569,990.309
   American Leveraged AllCap                       53,044.470          96,743.489          (1,245.320)       148,542.639

Fidelity Management & Research Co.:
   Asset Manager                                  123,908.168         294,115.342          (7,117.404)       410,906.106
   Growth                                         470,285.667         522,440.765          (8,884.044)       983,842.388
   Overseas                                       367,948.109         589,863.772          (7,482.982)       950,328.899
   Money Market                                   753,707.969       6,017,484.702      (5,468,132.790)     1,303,059.881
   Index 500                                      640,890.650       1,227,420.261          (5,254.807)     1,863,056.104

INVESCO Funds Group, Inc.:
   Total Return                                    64,490.483         121,436.060          (1,884.305)       184,042.238
   Equity Income                                   87,035.356         212,619.908          (2,102.231)       297,553.033
   High Yield                                     108,999.107         225,144.290            (641.540)       333,501.857
   Utilities                                       18,008.490          63,007.328          (2,897.133)        78,118.685

Van Eck Associates Corporation:
   Worldwide Balanced                              29,808.787           5,838.562          (3,508.067)        32,139.282
   Worldwide Hard Assets                           21,966.093          55,323.208            (242.528)        77,046.773





--------------------------------------------------------------------------------
Corporate Benefits                           157

                        Security Life Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1999 consisted of the following:


                                                                           ACCUMULATED          NET
                                                          ACCUMULATED     NET REALIZED      UNREALIZED
                                                          INVESTMENT          GAINS            GAINS
                                         PRINCIPAL          INCOME         (LOSSES) ON      (LOSSES) ON
              DIVISION                 TRANSACTIONS         (LOSS)         INVESTMENTS      INVESTMENTS     NET ASSETS
------------------------------------ -----------------  --------------- ----------------- --------------- ---------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                  $ 10,334,928      $ 1,357,452       $ (311,830)     $ (179,722)    $ 11,200,828
   Growth                                    6,662,216        2,132,968            51,289       4,229,681      13,076,154
   Partners                                 24,515,009        2,799,524         1,706,031         399,436      29,420,000

Fred Alger Management, Inc.:
   American Small Capitalization            16,912,254        3,798,599           424,083       6,644,819      27,779,755
   American MidCap Growth                   10,911,311        2,117,608           881,608       3,376,960      17,287,487
   American Growth                          24,684,957        4,633,321         3,185,644       8,879,576      41,383,498
   American Leveraged AllCap                12,723,008          733,681         3,191,248       6,415,723      23,063,660

Fidelity Management & Research Co.:
   Asset Manager                            10,710,354        1,643,524           184,257       1,052,323      13,590,458
   Growth                                   32,968,928        5,944,777         9,679,911       9,564,214      58,157,830
   Overseas                                 22,436,070        1,918,003         1,221,073       9,409,135      34,984,281
   Money Market                             32,057,869        2,739,539                 -               -      34,797,408
   Index 500                               108,954,555        2,164,790         8,124,017      33,672,404     152,915,766

INVESCO Funds Group, Inc.:
   Total Return                              9,954,690          564,724           499,981       (632,745)      10,386,650
   Equity Income                            12,471,276        1,096,169           998,146       1,654,962      16,220,553
   High Yield                                8,030,598        1,920,186          (39,129)       (490,978)       9,420,677
   Utilities                                 3,156,961           58,753           432,472         493,129       4,141,315
   Small Company Growth                      2,644,377         (14,924)           230,652       1,609,111       4,469,216

Van Eck Associates Corporation:
   Worldwide Hard Assets                     2,458,760          148,762         (449,512)         148,068       2,306,078
   Worldwide Bond                              356,209            9,684          (25,724)         (5,966)         334,203
   Worldwide Emerging Markets                1,960,631         (12,622)           308,948         857,102       3,114,059
   Worldwide Real Estate                       568,214            (162)             (213)        (18,002)         549,837

AIM Advisors, Inc.:
   Capital Appreciation                      3,725,157          118,230            88,942       1,376,593       5,308,922
   Government Securities                     7,353,846          226,373             (310)       (185,576)       7,394,333

                                     -----------------  --------------- ----------------- --------------- ---------------
Total                                     $366,552,178      $36,098,959       $30,381,584     $88,270,247    $521,302,968
                                     =================  =============== ================= =============== ===============


--------------------------------------------------------------------------------
Corporate Benefits                           158

                                   APPENDIX A

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

Attained     Male                       Attained     Male                      Attained      Male
   Age    or Unisex   Female  Unisex       Age    or Unisex   Female  Unisex      Age     or Unisex       Female        Unisex
            100/0              80/20                100/0              80/20                100/0                        80/20

    0      11.727    14.234   12.149
    1      11.785    14.209   12.194       34      4.188       4.902   4.314     67         1.617          1.815          1.657
    2      11.458    13.815   11.857       35      4.052       4.742   4.173     68         1.583          1.769          1.620
    3      11.128    13.417   11.515       36      3.920       4.586   4.037     69         1.550          1.724          1.585
    4      10.803    13.023   11.178       37      3.793       4.437   3.906     70         1.518          1.681          1.552
    5      10.481    12.635   10.845       38      3.670       4.293   3.780     71         1.488          1.639          1.520
    6      10.161    12.253   10.514       39      3.553       4.154   3.658     72         1.459          1.599          1.489
    7       9.844    11.875   10.187       40      3.439       4.021   3.541     73         1.432          1.560          1.460
    8       9.530    11.505    9.863       41      3.330       3.894   3.429     74         1.406          1.524          1.433
    9       9.221    11.141    9.545       42      3.226       3.771   3.322     75         1.382          1.490          1.407
   10       8.918    10.784    9.233       43      3.125       3.654   3.218     76         1.359          1.457          1.383
   11       8.623    10.436    8.928       44      3.028       3.541   3.119     77         1.338          1.427          1.360
   12       8.338    10.098    8.634       45      2.936       3.432   3.023     78         1.318          1.398          1.338
   13       8.066     9.771    8.353       46      2.846       3.328   2.931     79         1.299          1.371          1.318
   14       7.808     9.455    8.085       47      2.761       3.227   2.843     80         1.281          1.345          1.298
   15       7.564     9.150    7.831       48      2.678       3.129   2.758     81         1.264          1.321          1.280
   16       7.335     8.857    7.592       49      2.599       3.035   2.676     82         1.248          1.298          1.262
   17       7.118     8.575    7.364       50      2.522       2.945   2.597     83         1.233          1.277          1.245
   18       6.911     8.302    7.148       51      2.449       2.858   2.522     84         1.218          1.257          1.230
   19       6.713     8.038    6.939       52      2.378       2.774   2.449     85         1.205          1.238          1.215
   20       6.521     7.782    6.737       53      2.311       2.693   2.379     86         1.193          1.221          1.202
   21       6.334     7.534    6.540       54      2.246       2.615   2.312     87         1.181          1.205          1.189
   22       6.150     7.293    6.347       55      2.184       2.540   2.248     88         1.171          1.190          1.177
   23       5.969     7.059    6.158       56      2.125       2.468   2.187     89         1.160          1.176          1.166
   24       5.791     6.831    5.971       57      2.068       2.398   2.128     90         1.151          1.163          1.155
   25       5.615     6.611    5.788       58      2.014       2.330   2.071     91         1.141          1.150          1.144
   26       5.441     6.396    5.608       59      1.962       2.265   2.017     92         1.131          1.137          1.133
   27       5.271     6.188    5.431       60      1.912       2.201   1.965     93         1.120          1.125          1.122
   28       5.104     5.986    5.258       61      1.864       2.139   1.915     94         1.109          1.112          1.110
   29       4.940     5.791    5.089       62      1.818       2.079   1.867     95         1.097          1.098          1.097
   30       4.781     5.601    4.925       63      1.774       2.022   1.821     96         1.083          1.084          1.084
   31       4.626     5.418    4.765       64      1.732       1.967   1.777     97         1.069          1.069          1.069
   32       4.476     5.241    4.610       65      1.692       1.914   1.735     98         1.054          1.054          1.054
   33       4.330     5.069    4.459       66      1.654       1.863   1.695     99         1.040          1.040          1.040
                                                                                 100        1.000          1.000          1.000


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Corporate Benefits                   158

                                   APPENDIX B

PERFORMANCE INFORMATION

POLICY PERFORMANCE


The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, received at the beginning of each year, for a hypothetical policy with a $300,000 target death benefit, death benefit option 1, issued to a preferred nonsmoker male, Age
45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES AND DEDUCTIONS, PAGE 40. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 49.


Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

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Corporate Benefits                   159

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750



AIM V.I. CAPITAL APPRECIATION FUND

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/94            2.50%                5,131             5,131        300,000
12/31/95           35.69%               13,809            13,809        300,000
12/31/96           17.58%               21,973            21,973        300,000
12/31/97           13.51%               30,308            30,308        300,000
12/31/98           19.30%               41,637            41,637        300,000
12/31/99           44.61%               66,809            66,809        300,000

AIM V.I. GOVERNMENT SECURITIES FUND

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/94          -3.73%                 4,808             4,808        300,000
12/31/95           15.56%               11,360            11,360        300,000
12/31/96            2.29%               16,588            16,588        300,000
12/31/97            8.16%               23,050            23,050        300,000
12/31/98            7.66%               29,741            29,741        300,000
12/31/99          -1.32%                33,771            33,771        300,000


ALGER AMERICAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90            4.14%                5,216             5,216        300,000
12/31/91           40.39%               14,413            14,413        300,000
12/31/92           12.38%               21,671            21,671        300,000
12/31/93           22.47%               32,348            32,348        300,000
12/31/94            1.45%               37,440            37,440        300,000
12/31/95           36.37%               57,265            57,265        300,000
12/31/96           13.35%               69,935            69,935        300,000
12/31/97           25.75%               93,460            93,460        300,000
12/31/98           48.07%              145,014           145,014        335,128
12/31/99           33.74%              199,738           199,738        448,611

The assumptions underlying these values are described in Performance Information, page 160.


* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                   160

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750



ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/94          -1.54%                 4,921             4,921        300,000
12/31/95           44.45%               14,410            14,410        300,000
12/31/96           11.90%               21,575            21,575        300,000
12/31/97           15.01%               30,254            30,254        300,000
12/31/98           30.30%               45,428            45,428        300,000
12/31/99           31.85%               65,886            65,886        300,000


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.71%                5,453             5,453        300,000
12/31/91           57.54%               16,570            16,570        300,000
12/31/92            3.55%               22,185            22,185        300,000
12/31/93           13.28%               30,486            30,486        300,000
12/31/94          -4.38%                33,497            33,497        300,000
12/31/95           44.31%               54,927            54,927        300,000
12/31/96            4.18%               61,819            61,819        300,000
12/31/97           11.39%               73,710            73,710        300,000
12/31/98           15.53%               90,250            90,250        300,000
12/31/99           43.42%              135,901           135,901        305,233


The assumptions underlying these values are described in Performance Information, page 160.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Corporate Benefits                   161

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750



FIDELITY VIP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90         -11.73%                 4,394             4,394        300,000
12/31/91           45.51%               13,750            13,750        300,000
12/31/92            9.32%               20,352            20,352        300,000
12/31/93           19.37%               29,950            29,950        300,000
12/31/94          -0.02%                34,499            34,499        300,000
12/31/95           35.36%               52,859            52,859        300,000
12/31/96           14.71%               65,724            65,724        300,000
12/31/97           23.48%               86,567            86,567        300,000
12/31/98           39.49%              126,981           126,981        300,000
12/31/99           37.44%              180,602           180,602        405,632


FIDELITY VIP OVERSEAS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90          -1.67%                 4,915             4,915        300,000
12/31/91            8.00%               10,721            10,721        300,000
12/31/92         -10.72%                13,885            13,885        300,000
12/31/93           37.35%               25,620            25,620        300,000
12/31/94            1.72%               30,700            30,700        300,000
12/31/95            9.74%               38,636            38,636        300,000
12/31/96           13.15%               48,737            48,737        300,000
12/31/97           11.56%               59,230            59,230        300,000
12/31/98           12.81%               71,779            71,779        300,000
12/31/99           42.55%              108,732           108,732        300,000

The assumptions underlying these values are described in Performance Information, page 160.


* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                   162

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750


FIDELITY VIP II INDEX 500 PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/93            9.74%                5,506             5,506        300,000
12/31/94            1.04%               10,616            10,616        300,000
12/31/95           37.19%               21,296            21,296        300,000
12/31/96           22.82%               31,981            31,981        300,000
12/31/97           32.82%               48,605            48,605        300,000
12/31/98           28.31%               68,183            68,183        300,000
12/31/99           20.51%               87,525            87,525        300,000

GCG TRUST EQUITY INCOME PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            4.74%                5,247             5,247        300,000
12/31/91           20.02%               12,332            12,332        300,000
12/31/92            1.88%               17,510            17,510        300,000
12/31/93           11.13%               24,712            24,712        300,000
12/31/94          -1.18%                28,922            28,922        300,000
12/31/95           18.93%               39,780            39,780        300,000
12/31/96            8.77%               48,084            48,084        300,000
12/31/97           17.44%               61,601            61,601        300,000
12/31/98            8.26%               71,437            71,437        300,000
12/31/99          -0.72%                75,270            75,270        300,000


GCG TRUST GROWTH PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/99           78.13%                9,066             9,066        300,000


The assumptions underlying these values are described in Performance Information, page 160.


* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                   163

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750



GCG TRUST HARD ASSETS PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90         -13.84%                 4,284             4,284        300,000
12/31/91            4.70%                9,729             9,729        300,000
12/31/92          -9.81%                13,134            13,134        300,000
12/31/93           49.93%               26,863            26,863        300,000
12/31/94            2.53%               32,221            32,221        300,000
12/31/95           10.69%               40,656            40,656        300,000
12/31/96           33.17%               60,102            60,102        300,000
12/31/97            6.22%               68,451            68,451        300,000
12/31/98         -29.58%                51,182            51,182        300,000
12/31/99           23.36%               68,621            68,621        300,000

GCG TRUST LIMITED MATURITY BOND PORTFOLIO

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90            7.87%                5,409             5,409        300,000
12/31/91           11.27%               11,601            11,601        300,000
12/31/92            4.84%               17,258            17,258        300,000
12/31/93            6.20%               23,339            23,339        300,000
12/31/94          -1.19%                27,563            27,563        300,000
12/31/95           11.72%               35,835            35,835        300,000
12/31/96            4.32%               41,990            41,990        300,000
12/31/97            6.67%               49,422            49,422        300,000
12/31/98            6.86%               57,493            57,493        300,000
12/31/99            1.13%               62,572            62,572        300,000

The assumptions underlying these values are described in Performance Information, page 160.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Corporate Benefits                   164

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750




GCG TRUST LIQUID ASSET PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            7.75%                5,403             5,403        300,000
12/31/91            5.66%               11,000            11,000        300,000
12/31/92            3.13%               16,355            16,355        300,000
12/31/93            2.64%               21,623            21,623        300,000
12/31/94            3.89%               27,211            27,211        300,000
12/31/95            5.51%               33,457            33,457        300,000
12/31/96            5.01%               39,773            39,773        300,000
12/31/97            5.07%               46,347            46,347        300,000
12/31/98            5.13%               53,323            53,323        300,000
12/31/99            4.74%               60,449            60,449        300,000

GCG TRUST MID-CAP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/99           79.05%                9,114             9,114        300,000

GCG TRUST RESEARCH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/99           24.23%                6,259             6,259        300,000

GCG TRUST TOTAL RETURN PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/99            3.38%                5,176             5,176        300,000

The assumptions underlying these values are described in Performance Information, page 160.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.


--------------------------------------------------------------------------------
Corporate Benefits                   165

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750



INVESCO VIF-EQUITY INCOME FUND

 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           29.25%                6,520             6,520        300,000
12/31/96           22.28%               14,123            14,123        300,000
12/31/97           28.17%               24,372            24,372        300,000
12/31/98           15.30%               33,554            33,554        300,000
12/31/99           14.84%               43,797            43,797        300,000

INVESCO VIF-HIGH YIELD FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           19.76%                6,027             6,027        300,000
12/31/96           16.59%               12,883            12,883        300,000
12/31/97           17.33%               20,840            20,840        300,000
12/31/98            1.42%               25,909            25,909        300,000
12/31/99            9.20%               33,291            33,291        300,000

INVESCO VIF-SMALL COMPANY GROWTH FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98           16.38%                5,851             5,851        300,000
12/31/99           91.06%               20,900            20,900        300,000

NEUBERGER BERMAN PARTNERS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           36.47%                6,895             6,895        300,000
12/31/96           29.57%               15,461            15,461        300,000
12/31/97           31.25%               26,718            26,718        300,000
12/31/98            4.21%               32,749            32,749        300,000
12/31/99            7.37%               40,069            40,069        300,000

The assumptions underlying these values are described in Performance Information, page 160.


* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

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Corporate Benefits                   166

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                              Annual Premium $5,750


VAN ECK WORLDWIDE BOND FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/90           11.25%                5,585             5,585        300,000
12/31/91           18.39%               12,562            12,562        300,000
12/31/92          -5.25%                16,489            16,489        300,000
12/31/93            7.79%               22,863            22,863        300,000
12/31/94          -1.32%                27,057            27,057        300,000
12/31/95           17.30%               37,045            37,045        300,000
12/31/96            2.53%               42,505            42,505        300,000
12/31/97            2.38%               47,949            47,949        300,000
12/31/98           12.75%               59,020            59,020        300,000
12/31/99          -7.82%                58,410            58,410        300,000


VAN ECK WORLDWIDE EMERGING MARKETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/96           26.82%                6,393             6,393        300,000
12/31/97         -11.61%                10,050            10,050        300,000
12/31/98         -34.15%                 9,755             9,755        300,000
12/31/99          100.28%               29,207            29,207        300,000


VAN ECK WORLDWIDE REAL ESTATE FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit

12/31/98         -11.35%                 4,413             4,413        300,000
12/31/99          -2.01%                 9,221             9,221        300,000

The assumptions underlying these values are described in Performance Information, page 160.


* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

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Corporate Benefits                   167

                                     PART II


                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                      UNDERTAKING REGARDING INDEMNIFICATION

Please refer to the Articles of Incorporation listed as Exhibits 1.A(6)(a) and 1.A(6)(b-g) and the By-Laws listed as Exhibits 1.A(6)(h) and 1.A(6)(h)(i).

Security Life of Denver's (the "corporation") Certificate of Incorporation and bylaws provide that the corporation shall have every power and duty of indemnification of directors, officers, employees and agents, without limitation, provided by the laws of the state of Colorado. Under Colorado law, the corporation has the power to indemnify such persons against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, if such person acted in good faith and in a manner which that person reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of actions by or in the right of the corporation, such indemnification cannot be made where such person is adjudged liable to the corporation, except pursuant to a court order. The corporation is required to indemnify directors, officers, employees and agents against expense actually and reasonably incurred in connection with actions where such persons have been successful on the merits or otherwise in defense of such actions.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the securities and Exchange commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling preceding, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


  UNDERTAKING REQUIRED BY SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
                                1940, AS AMENDED

Security Life of Denver Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                       Contents of Registration Statement

This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference table.


--------------------------------------------------------------------------------

Corporate Benefits                   II - 1

    The prospectus.

    The undertaking to file reports.

    The undertaking regarding indemnification.

    The undertaking required by Section 26(e)2(A) of the Investment Company Act of 1940, as amended.

    The signatures.

    Written consents of the following persons:
        James L. Livingston, Jr. (See Exhibit 6.A).
        Ernst & Young LLP (See Exhibit 7.A).
        Sutherland Asbill & Brennan LLP (See Exhibit 7.B).


     The following exhibits:

1.A  (1) Resolution of the Executive Committee of the Board of Directors of
         Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant./1/

     (2) Not Applicable.

     (3) (a)  Security Life of Denver Distribution Agreement./1/
              (i) Amendment to Security Life of Denver Insurance Company Distribution Agreement./6/
              (ii) Amendment to Security Life of Denver Insurance Company Distribution Agreement./9/
         (b) Amendment to Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedule./10/
              (i)    Compensation Schedule.
         (c)  Commission for Policies./10/
         (d)  Specimen Master Sales and Supervisory Agreement.

     (4) Not Applicable.

     (5) (a) Specimen Corporate Benefits Variable Universal Life Insurance Policy (Form No. 2505(VUL)-3/00)./7/
         (b)  Adjustable Term Insurance Rider (Form No. R2006-3/00)./5/
         (c)  Certificate of Insurance./5/

     (6) (a) Security Life of Denver's Restated Articles of Incorporation./1/ (b-g) Amendments to Articles of Incorporation through June 12, 1987./1/
         (h)  Security Life of Denver's By-Laws./1/
              (i) Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September 30, 1997)./2/

     (7) Not Applicable.

     (8) (a)  Participation Agreements
              (i) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies./3/

--------------------------------------------------------------------------------

Corporate Benefits                   II - 2

              (ii) Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., and Security Life of Denver Insurance Company./1/
              (iii) Sales Agreement by and among Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, and Security Life of Denver Insurance Company./1/
              (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (vi) Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and Security Life of Denver Insurance Company./1/
              (vii) Participation Agreement between Van Eck Investment Trust and the Trust's investment adviser, Van Eck Associates Corporation, and Security Life of Denver Insurance Company./1/
              (viii) Participation Agreement among Security Life of Denver
                     Insurance Company, The GCG Trust and Directed Services,
                     Inc.

         (b)  (i)    First Amendment to Fund Participation Agreement between
                     Security Life of Denver, Van Eck Investment Trust and Van
                     Eck Associates Corporation. /3/
              (ii)   Second Amendment to Fund Participation Agreement between
                     Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation. /3/
              (iii)  Assignment and Modification Agreement between Neuberger &
                     Berman Advisers Management Trust, Neuberger & Berman
                     Management Incorporated, Neuberger & Berman Advisers
                     Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company. /3/
              (iv)   First Amendment to Participation Agreement by and among The
                     Alger American Fund, Fred Alger Management, Inc., Security
                     Life of Denver Insurance Company./1/
              (v)    First Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (vi)   Second Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./1/
              (vii)  First Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./1/
              (viii) Second Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./1/
              (ix)   First Amendment to Participation Agreement among Security
                     Life of Denver Insurance Company, INVESCO Variable
                     Investment Funds, Inc. and INVESCO Funds Group, Inc./1/
              (x)    Third Amendment to Participation Agreement among Security
                     Life of Denver Insurance Company, INVESCO Variable
                     Investment Funds, Inc. and INVESCO Funds Group, Inc./4/
              (xi)   Third Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./7/
              (xii)  Fourth Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./4/
              (xiii) Fourth Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./4/
              (xiv)  Amendment No. 2 to Participation Agreement among AIM
                     Variable Insurance Funds, Inc., Security Life of Denver
                     Insurance Company and ING America Equities, Inc./4/

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Corporate Benefits                   II - 3

              (xv) Fourth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc./6/
              (xvi) Amendment No. 3 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc./6/
              (xvii) Fifth Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./6/
              (xviii)Fifth Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./6/
              (xix) Amendment No. 4 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc./8/
              (xx) Sixth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./8/
              (xxi)  Sixth Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./8/
              (xxii) Fifth Amendment to Participation Agreement among Security
                     Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc./8/
              (xxiii)Seventh Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.

         (c)  (i)    Service Agreement between Fred Alger Management, Inc. and
                     Security Life of Denver Insurance Company./1/
              (ii)   Expense Allocation Agreement between A I M Advisors, Inc.,
                     AIM Distributors, Inc. and Security Life of Denver./9/
              (iii)  Service Agreement between INVESCO Funds Group, Inc. and
                     Security Life of Denver Insurance Company./9/
              (iv)   Service Agreement between Neuberger & Berman Management
                     Incorporated and Security Life of Denver Insurance
                     Company./9/
              (v)    Service Agreement between Fidelity Investments
                     Institutional Operations Company, Inc. and Security Life of
                     Denver Insurance Company./9/
              (vi)   Side Letter between Van Eck Worldwide Insurance Trust and
                     Security Life of Denver./9/

         (9)  Not Applicable.

         (10) Specimen Guaranteed Issue Variable Life Insurance Application with Guaranteed Issue Binding Limited Life Insurance Coverage Form (Form Nos. Q2009-11/97 and Q-1112 B-6/98)./10/

2.    Included as Exhibit 1.A(5) above.

3.A Opinion and consent of Gary W. Waggoner as to securities being registered./5/

4.    Not Applicable.

5.    Not Applicable.

6.A   Opinion and consent of James L. Livingston, Jr.

7.A   Consent of Ernst & Young LLP.
  B   Consent of Sutherland Asbill & Brennan LLP.

8.    Not Applicable.

11.   Issuance, Transfer and Redemption Procedures Memorandum.


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Corporate Benefits                   II - 4

_______________

/1/ Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 27, 1998 (File No. 33-74190).

/2/ Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1998 (File No. 33-74190).

/3/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on March 2, 1998 (File No. 33-74190).

/4/ Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on May 10, 1999 (File No. 333-72753).

/5/ Incorporated herein by reference to the Initial Registration to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on November 8, 1999 (File No. 333-90577).

/6/ Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on December 3, 1999 (File No. 333-90577).

/7/ Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 2, 2000 (File No. 333-90577).

/8/ Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 29, 2000 (File No. 333-72753).

/9/ Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 29, 1999 (File No. 33-74190).

/10/ Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on March 2, 2000 (File No. 333-90577).

/11/ Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 18, 1998 (File No. 33-88148).

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Corporate Benefits                   II - 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 19th day of April, 2000.


                                       SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       (Depositor)



                                       BY:  /s/ Stephen M. Christopher
                                            ----------------------------------
                                            Stephen M. Christopher
                                            President



(Seal)

ATTEST:


/s/ Gary W. Waggoner
--------------------------
Gary W. Waggoner





                                   SECURITY LIFE SEPARATE ACCOUNT L1
                                   (Registrant)


                                   BY: SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor)



                                   BY:  /s/ Stephen M. Christopher
                                       ----------------------------------
                                        Stephen M. Christopher
                                        President


(Seal)

ATTEST:


/s/ Gary W. Waggoner
-------------------------
Gary W. Waggoner


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Corporate Benefits                   II - 6

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:


/s/ Stephen M. Christopher
-----------------------------------------------
Stephen M. Christopher
President, Chief Executive Officer and Chairman


/s/ James L .Livingston, Jr.
-----------------------------------------------
James L. Livingston, Jr.
Executive Vice President, CFO and Chief Actuary


PRINCIPAL ACCOUNTING OFFICER:


/s/ Shari A. Enger
-----------------------------------------------
Shari A. Enger
Vice President and Controller


DIRECTORS:


/s/ P. Randall. Lowery
-----------------------------------------------
P. Randall Lowery


/s/ Michael W. Cunningham
-----------------------------------------------
Michael W. Cunningham


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Corporate Benefits                   II - 7

                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit


1.A(3)(b)(i)     Compensation Schedule.
1.A(3)(d)        Specimen Master Sales and Supervisory Agreement.

1.A(8)(a)(viii)  Participation Agreement among Security Life of Denver
                 Insurance Company, The GCG Trust and Directed Services,
                 Inc.
1.A(8)(b)(xxiii) Seventh Amendment to Participation Agreement among Variable
                 Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.

6.A                  Opinion and consent of James L. Livingston, Jr.

7.A          Consent of Ernst & Young LLP.
  B              Consent of Sutherland Asbill & Brennan LLP.

11.              Issuance, Transfer and Redemption Procedures Memorandum.


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Corporate Benefits                   II - 8